As filed with the Securities and Exchange Commission on November 7, 2012

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]	PRE-EFFECTIVE AMENDMENT NO.

[ ]	POST-EFFECTIVE AMENDMENT NO.

MVC CAPITAL, INC.
(Exact Name of Registrant as Specified in Charter)

287 Bowman Avenue
2nd Floor
Purchase, NY 10577
(Address of Principal Executive Offices)

Registrant's telephone number, including Area Code: (914) 701-0310

Michael T. Tokarz, Chairman
MVC Capital, Inc.
287 Bowman Avenue
2nd Floor
Purchase, NY 10577
(Name and Address of Agent for Service)

Copies of information to:

Kenneth S. Gerstein, Esq.
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
(212) 756-2000

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box.  [X]

It is proposed that this filing will become effective (check appropriate box):

[X] when declared effective pursuant to section 8(c).

If appropriate, check the following box:

[   ] This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[   ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is             .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $0.01 par value per share(2)
Preferred Stock(2)
Warrants(3)
Debt Securities(4)
Total			$250,000,000(5)	$34,100(1)

(1)
Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of common stock or preferred stock as may be sold, from time to time.

(3)
Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(4)
Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.

(5)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $250,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS
$250,000,000

Common Stock
Preferred Stock
Warrants
Debt Securities

MVC Capital, Inc. is a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). Our investment objective is to seek to maximize total return from capital appreciation and/or income. We seek to achieve our investment objective primarily by providing debt and equity financing to small and middle-market companies that are, for the most part, privately owned. No assurances can be given that we will achieve our objective.

We are managed by The Tokarz Group Advisers LLC, a registered investment adviser.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $250,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the "securities." The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Our common stock is traded on the New York Stock Exchange under the symbol "MVC."

This prospectus, and the accompanying prospectus supplement, if any, sets forth information about us that a prospective investor should know before investing. It includes the information required to be included in a prospectus and statement of additional information. Please read it before you invest and keep it for future reference. You may request a free copy of this prospectus, and the accompanying prospectus supplement, if any, annual and quarterly reports, and other information about us, and make shareholder inquiries by calling (914) 510-9400, by writing to us or from our website at www.mvccapital.com. Additional information about us has been filed with the Securities and Exchange Commission and is available on the Securities and Exchange Commission's website at www.sec.gov.

Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in "Risk Factors" beginning on page 12 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

                             , 2012

TABLE OF CONTENTS

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement; however, the prospectus and such supplement will be updated to reflect any material changes.  Our business, financial condition, results of operations and prospects may have changed since then.

PROSPECTUS SUMMARY	1
WHERE YOU CAN FIND ADDITIONAL INFORMATION	9
FEES AND EXPENSES	10
SELECTED CONSOLIDATED FINANCIAL DATA	11
RISK FACTORS	12
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS	25
USE OF PROCEEDS	25
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS	25
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	26
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	49
SENIOR SECURITIES	50
PORTFOLIO COMPANIES	63
DETERMINATION OF COMPANY'S NET ASSET VALUE	71
MANAGEMENT	74
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS	79
ADVISORY AGREEMENT	81
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	87
FEDERAL INCOME TAX MATTERS	88
CERTAIN GOVERNMENT REGULATIONS	92
DIVIDEND REINVESTMENT PLAN	94
DESCRIPTION OF SECURITIES	94
PLAN OF DISTRIBUTION	97
LEGAL COUNSEL	97
SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR	98
BROKERAGE ALLOCATION AND OTHER PRACTICES	98
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	98

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS	F-1

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, up to an aggregate of $250,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more

i

supplements to this prospectus.  This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading "Where You Can Find Additional Information" and the section under the heading "Risk Factors" before you make an investment decision.

ii

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. We encourage you to read this entire document and the documents to which we have referred.

In this prospectus and any accompanying prospectus supplement, unless otherwise indicated, "MVC Capital," "we," "us," "our" or the "Company" refer to MVC Capital, Inc. and its subsidiary, MVC Financial Services, Inc. ("MVCFS"), and "TTG Advisers" or the "Adviser" refers to The Tokarz Group Advisers LLC. Unless the context dictates otherwise, "we" also refers to TTG Advisers acting on behalf of MVC Capital.

THE COMPANY

MVC Capital is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. MVC Capital provides debt and equity investment capital to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries primarily located in the United States. Our investments can take the form of common and preferred stock and warrants or rights to acquire equity interests, senior and subordinated loans, or convertible securities. Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "MVC."

Although the Company has been in operation since 2000, the year 2003 marked a new beginning for the Company - Mr. Tokarz and his management team assumed portfolio management responsibilities for the Company in November 2003. Prior to that, the Company had experienced significant valuation declines from investments made by the former management team. After only three quarters of operations under the new management team, the Company posted a profitable third quarter for fiscal year 2004, reversing a trend of 12 consecutive quarters of net investment losses and earned a profit for the entire fiscal year.

The Company has continued its growth.  As of July 31, 2012, the Company's net assets were approximately $392.8 million compared with net assets of approximately $137 million at October 31, 2003 (immediately prior to Mr. Tokarz assuming portfolio management responsibilities for the Company), an approximately $255.8 million or 187% cumulative increase.

ABOUT MVC CAPITAL

The Company is managed by TTG Advisers, the Company's investment adviser, which is headed by Michael Tokarz, who has over 35 years of lending and investment experience. TTG Advisers has a dedicated originations and transaction development investment team with significant experience in private equity, leveraged finance, investment banking, distressed debt transactions and business operations. The members of the investment team have invested in and managed businesses during both recessionary and expansionary periods, through interest rate cycles and a variety of financial market conditions. TTG Advisers has 12 full-time investment professionals and two part-time investment professionals. TTG Advisers also uses the services of other investment professionals with whom it has developed long-term relationships, on an as-needed basis. In addition, TTG Advisers employs seven other full-time professionals and two part-time professionals who manage the operations of the Company and provide investment support functions both directly and indirectly to our portfolio companies. As TTG Advisers grows, it expects to hire, train, supervise and manage new employees at various levels, many of whom would be expected to provide services to the Company.

Fiscal year 2011 represented another year where we navigated through a challenging environment and prudently deployed capital into new and existing portfolio companies. During the fiscal year, the Company made six new investments in Octagon High Income Cayman Fund Ltd. (“Octagon Fund”), JSC Tekers Holdings (“JSC Tekers”), Teleguam Holdings, LLC (“Teleguam”), Pre-Paid Legal Services, Inc. (“Pre-Paid Legal”), RuMe, Inc. (“RuMe”) and Centile Holdings B.V. (“Centile”) and made seven follow-on investments in four existing portfolio companies:  Harmony Health & Beauty, Inc. (“HH&B”), SGDA Europe B.V. (“SGDA Europe”), NPWT Corporation (“NPWT”) and Security Holdings B.V. (“Security Holdings”). The total capital committed in fiscal year 2011 was $43.2 million compared to $8.3 million and $6.3 million in fiscal years 2010 and 2009, respectively.

Year to do date fiscal 2012 through July 31, 2012 was another period where capital was prudently deployed.  During the nine month period ended July 31, 2012, the Company made two new investments, committing capital totaling $2.5 million. The investments were made in Freshii USA, Inc. (“Freshii”) ($1.0 million) and Biovation Holdings, Inc. (“Biovation”) ($1.5 million). During the nine month period ended July 31, 2012, the Company made seven follow-on investments in three existing portfolio companies totaling approximately $8.3 million. The Company through MVC Partners, LLC (“MVC Partners”) Limited Partnership interest and MVCFS’ General Partnership interest contributed approximately $8.2 million of its $20.1 million capital commitment to the PE Fund, which as of July 31, 2012, has invested in Plymouth Rock Energy, LLC, Gibdock Limited and Focus Pointe Holdings, Inc. On February 1, 2012, the Company made an equity investment in SHL Group Limited of approximately $48,000 for an additional 9,568 shares of common stock.

Over the past eight years, through October 31, 2011, significant returns have been generated for shareholders.  When the current management team began managing the Company in fiscal 2004, total assets after the tender offer were $108.3 million.  Since then and through October 31, 2011, the Company paid over $74 million in distributions, generated $216.4 million of changes in unrealized appreciation in the portfolio (net of unrealized depreciation) and extracted approximately $58.4 million of cash from the legacy portfolio, which was valued at approximately $24.1 million when the current team assumed control.  The current management team has also earned approximately $13.0 million in realized gains (net of realized losses) thus far on the portfolio (through October 31, 2011) and have repurchased approximately $37.0 million of stock below NAV, including the shares purchased during the 2004 tender offer.

Most recently, the Company declared a 13.5 cent per share dividend for the fourth fiscal quarter of 2012, a 12.5% increase over the prior quarter's distribution.  This distribution represents the thirtieth consecutive quarterly dividend paid by the Company since implementing a dividend policy in July 2005. During fiscal 2012, two of the Company's largest investments, U.S. Gas & Electric, Inc. and Summit Research Labs, Inc. paid distributions to the Company, totaling $16 million.  As of October 31, 2012, the Company has distributed over $85 million to shareholders.

We continue to perform due diligence and seek new investments that are consistent with our objective of maximizing total return from capital appreciation and/or income. We believe that we have extensive relationships with private equity firms, investment banks, business brokers, commercial banks, accounting firms, law firms, hedge funds, other investment firms, industry professionals and management teams of several companies, which can continue to provide us with investment opportunities.

We are currently working on an active pipeline of potential new investment opportunities with a view to move the composition of our portfolio to a more yielding portfolio, over time. We expect that our loan and equity investments will generally range between $3 million and $25 million each, although we may occasionally invest smaller or greater amounts of capital depending upon the particular investment. While the Company does not adhere to a specific equity and debt asset allocation mix, no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses, determined as of the close of each quarter. Our portfolio company investments are typically illiquid and are made through privately negotiated transactions.  We generally target companies with annual revenues of between $10.0 million and $150.0 million and annual EBITDA (earnings before net interest expense, income tax expense, depreciation and amortization) of between $3.0 million and $25.0 million.  We generally seek to invest in companies with a history of strong, predictable, positive EBITDA.  Due to our asset growth and composition, compliance with the RIC (as defined below) requirements currently restricts our ability to make to make additional investments that represent more than 5% of our total assets or more than 10% of the outstanding voting securities of the issuer (“Non-Diversified Investments”).  See "Risk Factors" on page 12 for more information.

We may continue to seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to a private equity or other investment fund(s). On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund. The PE Fund has closed on approximately $104 million of capital commitments.  The Company through MVC Partners, LLC (“MVC Partners”) Limited Partnership interest and MVCFS’ General Partnership interest has contributed approximately $8.2 million of its $20.1 million capital commitment to the PE Fund, which as of July 31, 2012, has invested in Plymouth Rock Energy, LLC, Gibdock Limited and Focus Pointe Holdings, Inc.

Our portfolio company investments currently consist of common and preferred stock, other forms of equity interest and warrants or rights to acquire equity interests, senior and subordinated loans, and convertible securities in addition to our interest in the PE Fund. At July 31, 2012, the value of all investments in portfolio companies was approximately $425.5 million and our gross assets were approximately $464.8 million.

We expect that our investments in senior loans, subordinated debt, mezzanine debt and other yielding instruments will generally have stated terms of three to ten years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's or lower than "BBB-" by Standard & Poor's). We may invest without limit in debt of any rating and debt that has not been rated by any nationally recognized statistical rating organization.

Our Board of Directors (the "Board") has the authority to change any of the strategies described in this prospectus without seeking the approval of our shareholders. However, the 1940 Act prohibits us from altering or changing our investment objective, strategies or policies such that we cease to be a business development company and prohibits us from voluntarily withdrawing our election to be regulated as a business development company, without the approval of the holders of a "majority," as defined in the 1940 Act, of our outstanding voting securities.

COMPETITIVE ADVANTAGES

We believe that the following capabilities provide us with a competitive advantage over various other capital providers to small- and middle-market companies:

Our Team's Experience and Expertise.  The investment team of TTG Advisers is headed by Michael Tokarz, who has over 35 years of lending and investment experience, 17 of which were with Kohlberg Kravis Roberts & Co., and Warren Holtsberg who has extensive investment experience, including as Corporate Vice President of Equity Investments and as Founder and Head of Motorola Ventures where he spent 13 years, including eight years actively managing the corporate venture group.

TTG Advisers has a dedicated originations and investment team comprised of 12 investment professionals with over 15 years average experience in private equity, leveraged finance, investment banking, distressed debt transactions and business operations. The members of the investment team have experience managing investments and businesses during both recessionary and expansionary periods, through interest rate cycles and a variety of financial market conditions.  TTG Advisers also retains the services of other investment and industry professionals with whom it has developed long-term relationships, on an as-needed basis. In addition, TTG Advisers employs seven other professionals who manage our operations and provide investment support functions both directly and indirectly to our portfolio companies.

Proprietary Deal Flow.  We have relationships with various private equity firms, investment banks, business brokers, commercial banks, accounting firms, law firms, hedge funds, other investment firms, industry professionals and management teams of several companies, all of which provide us with access to a variety of investment opportunities. Because of these relationships, we often have the first or exclusive opportunity to provide investment capital and thus may be able to avoid competitive situations. As of July 31, 2012, over 90% of our portfolio was comprised of investments where we were either the lead or sole investor.

Creative and Extensive Transaction Structuring.  We are flexible in the types of securities in which we invest and their structures, and can invest across a company's capital structure. We believe that the investment team's creativity and flexibility in structuring investments, coupled with our ability to invest in companies across various industries, gives us the ability to identify investment opportunities and provides us with the opportunity to be a "one-stop" capital provider to small- and mid-sized companies.

Efficient/Collaborative Organizational Structure.  In contrast to traditional private equity and mezzanine funds, which typically have a limited life, the perpetual nature of our corporate structure provides us with a permanent capital base and ensures that we are not exposed to the investor withdrawals and fund liquidations those other funds may encounter. We believe this greater flexibility with respect to our investment horizon affords us greater investment opportunities and is also attractive to our investors and potential investee companies, as our structure enables us to be a long-term partner for our portfolio companies.

Counsel to Portfolio Companies.  We provide valuable support to our portfolio companies in different ways including: offering advice to senior management on strategies for realizing their objectives, advising or participating on their boards of directors, offering ideas to help increase sales, offering advice on improving margins and operating more efficiently, helping to augment the management team, capital structure assistance and providing access to external resources (e.g., financial, legal, accounting, or technology).

Existing Investment Platform: As of July 31, 2012, we had approximately $464.8 million in gross assets under management. During the 2011 fiscal year, the Company made six new investments and seven follow-on investments pursuant to its strategy of maximizing capital appreciation and/or income.  In fiscal 2012, through July 31, 2012, the Company made two new investments and seven follow-on investments.  We believe that our current investment platform provides us with the ability to, among other things, identify investment opportunities and conduct marketing activities and extensive due diligence for potential investments.

Oversight: The public nature of the Company allows for oversight not normally found in a typical private investment firm. This oversight is provided by the SEC, the NYSE, the Company's Board and, most importantly, the Company's shareholders. The Company, through its periodic filings with the SEC, provides transparency into its investment portfolio and operations thus allowing shareholders access to information about the Company on a regular basis.

Diverse Industry Knowledge: We provide financing to companies in a variety of industries. We generally look at companies with secure market niches and a history of predictable or dependable cash flows in which members of the investment team have prior investment experience. We believe that the ability to invest in portfolio companies in various industries has the potential to give our portfolio greater diversity.

Disciplined and Opportunistic Investment Philosophy: Our investment philosophy and method of portfolio construction involves an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. While the composition of our portfolio may change based on our opportunistic investment philosophy, we continue to seek to provide long-term debt and equity investment capital to small and middle-market companies that we believe will provide us strong returns on our investments while taking into consideration the overall risk profile of the specific investment.

Tax Status and Capital Loss Carry Forwards: The Company has elected to be taxed as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  It is the policy of the Company to continue to meet the requirements for RIC status. As a RIC, the Company is not subject to federal income tax to the extent that it distributes all of its investment company taxable income and net realized capital gains for its taxable year (see "Federal Income Tax Matters"). This allows us to attract different kinds of investors than other publicly held corporations. The Company is also exempt from excise tax if it distributes at least (1) 98% of its ordinary income during each calendar year, (2) 98.2% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years.  At October 31, 2011, the Company had a net capital loss carry forward of approximately $26.3 million, all of which will expire in the year 2019.  To the extent future capital gains are offset by capital loss carry forwards, such gains need not be distributed.  The Company had approximately $19.5 million in unrealized losses associated with Legacy Investments as of July 31, 2012.

OPERATING AND REGULATORY STRUCTURE

Our tax status generally allows us to "pass-through" our income to our shareholders as dividends without the imposition of corporate level taxation, if certain requirements are met. See "Federal Income Tax Matters."

As a business development company, we are required to meet certain regulatory tests, the most significant relating to our investments and borrowings. We are required to have at least 70% of the value of our total assets invested in "eligible portfolio companies" or cash or cash equivalents. Generally, U.S.-based, privately held or thinly-traded public companies are deemed "eligible portfolio companies" under the 1940 Act. A business development company must also maintain a coverage ratio of assets to borrowings of at least 200%. See "Certain Government Regulations."

As a business development company, we must make available significant managerial assistance to our portfolio companies. We provide support for our portfolio companies in several different ways including: offering advice to senior management on strategies for realizing their objectives, advising or participating on their boards of directors, offering ideas to help increase sales, reviewing monthly/quarterly financial statements, offering advice on improving margins and saving costs, helping to augment the management team, providing capital structure expertise and providing access to external resources (e.g., financial, legal, accounting, or technology). We may receive fees for these services.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities. See "Plan of Distribution."

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities for general corporate purposes, including, for example, investing in portfolio companies in accordance with our investment objective and strategy, repaying debt, funding our subsidiaries' activities, allocating capital to an SBIC vehicle, and/or repurchasing our shares pursuant to the share repurchase program adopted by the Board on April 23, 2010 and expanded on July 19, 2011.  Pending such uses, we will hold the net proceeds from the sale of our securities in cash or invest all or a portion of such net proceeds in short term, liquid investments.  The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

DETERMINATION OF COMPANY'S NET ASSET VALUE

Pursuant to the requirements of the 1940 Act and in accordance with ASC 820, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors which are consistent with ASC 820. As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures. Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the consolidated statements of operations as “Net change in unrealized appreciation (depreciation) on investments.” Currently, our NAV per share is calculated and published on a quarterly basis. The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation.

At July 31, 2012, approximately 91.72% of our total assets represented portfolio investments and escrow receivables recorded at fair value.

Under most circumstances, at the time of acquisition, fair value investments are carried at cost (absent the existence of conditions warranting, in management’s and the Valuation Committee’s view, a different initial value). During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors. No pre-determined formula can be applied to determine fair value. Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale. The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value. To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors. The Company generally requires, where practicable, portfolio companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the fair value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with the 1940 Act, unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by the Valuation Committee of our Board of Directors. For legally or contractually restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction. At July 31, 2012, we did not hold restricted or unrestricted securities of publicly traded companies for which we have a majority-owned interest.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy which prioritizes information used to measure value. In determining fair value, the Valuation Committee primarily uses the level 3 inputs referenced in ASC 820.  See "Determination of Company's Net Asset Value — Valuation Methodology" on page 71.

DISTRIBUTIONS

Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. Our quarterly dividends, if any, will be determined by our Board. Most recently, on October 15, 2012 our Board declared a regular quarterly dividend of $0.135 per share, which was paid on October 31, 2012 to shareholders of record on October 25, 2012.

We intend to continue to qualify for treatment as a RIC under Subchapter M of the Code. In order to permit us to deduct from our taxable income dividends we distribute to our shareholders, in addition to meeting other requirements, we must distribute for each taxable year at least 90% of (i) our investment company taxable income (consisting generally of net investment income from interest and dividends and net realized short term capital gains) and (ii) our net tax-exempt interest, if any. See "Federal Income Tax Matters" on page 88.

DIVIDEND REINVESTMENT PLAN

All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the "Plan"). All such shareholders will have any cash dividends and distributions automatically reinvested by Computershare Ltd. (the "Plan Agent") in additional shares of our common stock. Any shareholder may, of course, elect to receive his or her dividends and distributions in cash. Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. If we declare a dividend or distribution payable in cash or in additional shares of our common stock, those shareholders participating in the Plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Agent. If the market value of a share of our common stock on the payment date for such dividend or distribution equals or exceeds the net asset value per share on that date, we will issue new shares at the net asset value. If the net asset value exceeds the market price of our common stock, the Plan Agent will purchase in the open market such number of shares as is necessary to complete the distribution.

CORPORATE INFORMATION

Our principal executive office is located at 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577 and our telephone number is (914) 510-9400.

Our Internet website address is http://www.mvccapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus unless otherwise indicated.

RISK FACTORS

An investment in MVC Capital involves certain significant risks relating to our business and investment objective. We have identified below a summary of these risks. For a more complete description of the risk factors impacting an investment in our securities, we urge you to read the "Risk Factors" section.  There can be no assurance that we will achieve our investment objective and an investment in the Company should not constitute a complete investment program for an investor.

Business Risks

•	We depend on key personnel of TTG Advisers, especially Mr. Tokarz, in seeking to achieve our investment objective.

•	Our returns may be substantially lower than the average returns historically realized by the private equity industry as a whole.

•
Substantially all of our portfolio investments and escrow receivables are recorded at “fair value” and, as a result, there is a degree of uncertainty regarding the carrying values of our portfolio investments.

•
Economic recessions or downturns, including the current economic instability in Europe and the United States, could impair our portfolio companies and have a material adverse impact on our business, financial condition and results of operations.

•	We may not realize gains from our equity investments.

•
The market for private equity investments can be highly competitive. In some cases, our status as a regulated business development company may hinder our ability to participate in investment opportunities.

•	Our ability to use our capital loss carry forwards may be subject to limitations.

•	Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends.

•	Our ability to grow depends on our ability to raise capital.

•	Complying with the RIC requirements may cause us to forego otherwise attractive opportunities.

•	Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.

•	Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

•	Changes in the law or regulations that govern business development companies and RICs, including changes in tax law or regulations, may significantly impact our business.

•	Results may fluctuate and may not be indicative of future performance.

•	Our common stock price can be volatile.

•	We are subject to market discount risk.

•	We have not established a minimum dividend payment level and we cannot assure you of our ability to make distributions to our shareholders in the future.

•	We have borrowed and may continue to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	Changes in interest rates may affect our cost of capital and net operating income and our ability to obtain additional financing.

•	We may be unable to meet our covenant obligations under our credit facility, which could adversely affect our business.

•	A small portion of our existing investment portfolio was not selected by the investment team of TTG Advisers.

•
Under the Advisory Agreement, TTG Advisers is entitled to compensation based on our portfolio’s performance. This arrangement may result in riskier or more speculative investments in an effort to maximize incentive compensation.

•	There are potential conflicts of interest that could impact our investment returns.

•
Our relationship with any investment vehicle we or TTG Advisers manage could give rise to conflicts of interest with respect to the allocation of investment opportunities between us on the one hand and the other vehicles on the other hand.

•	Wars, terrorist attacks, and other acts of violence may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.

•	Our financial condition and results of operations will depend on our ability to effectively manage our future growth.

Investment Risks

•	Investing in private companies involves a high degree of risk.

•	Our investments in portfolio companies are generally illiquid.

•	Our investments in small and middle-market privately-held companies are extremely risky and the Company could lose its entire investment.

•	Our borrowers may default on their payments, which may have an effect on our financial performance.

•	Our investments in mezzanine and other debt securities may involve significant risks.

•
We are a non-diversified investment company within the meaning of the 1940 Act, and therefore may invest a significant portion of our assets in a relatively small number of portfolio companies, which subjects us to a risk of significant loss should the performance or financial condition of one or more portfolio companies deteriorate.

•
When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

•	We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

•
Our portfolio companies may incur obligations that rank equally with, or senior to, our investments in such companies. As a result, the holders of such obligations may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization, acquisition, merger or bankruptcy of the relevant portfolio company.

•	Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.

Offering Risks

•	Our common stock price can be volatile.

•	Investing in our securities may involve a high degree of risk.

•	We may allocate the net proceeds from this offering in ways with which you may not agree.

•	Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

•
Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing shareholders and be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933, as amended (the "Securities Act"). The registration statement contains additional information about us and the common stock being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain copies from the SEC at prescribed rates.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can inspect our SEC filings, without charge, at the public reference facilities of the SEC at 100 F Street, NE, Washington, DC 20549. The SEC also maintains a web site at http://www.sec.gov that contains our SEC filings. You can also obtain copies of these materials from the public reference section of the SEC at 100 F Street, NE, Washington, DC 20549, at prescribed rates. Please call the SEC at 1-202-551-8090 for further information on the public reference room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549-0102. You can also inspect reports and other information we file at the offices of the NYSE, and you are able to inspect those at 20 Broad Street, New York, NY 10005.

FEES AND EXPENSES

This table describes the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Shareholder Transaction Expenses (as a percentage of the offering price)
Sales load	%	(1)
Offering expenses borne by us	%	(2)
Total shareholder transaction expenses	%	(3)
Estimated Annual Expenses (as a percentage of consolidated net assets attributable to common stock) (4)
Management fees	2.14	%(5)
Incentive fees payable under Advisory Agreement (20% of net realized capital gains (on investments made after November 1, 2003) and 20% of pre-incentive fee net operating income)	4.17	%(5)
Other expenses	1.37	%(6)
Interest payments on borrowed funds	0.81	%(7)
Total annual expenses	8.50	%(8)
Less fee waiver	(0.62	%)(8)
Net annual expenses after fee waiver	7.87%

Example

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us.  In calculating the following expense amounts, we assumed we would have no leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5.0% annual return	$78	$226	$366	$683

Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be at or below net asset value. See "Dividend Reinvestment Plan."

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The related prospectus supplement will disclose the offering price and the total shareholder transaction expenses as a percentage of the offering price.

(4)	"Consolidated net assets attributable to common stock" equals net assets (i.e., total consolidated assets less total consolidated liabilities) at July 31, 2012.

(5)
Pursuant to our Amended and Restated Investment Advisory and Management Agreement (the "Advisory Agreement"), the Company pays TTG Advisers a management fee and an incentive fee.  The management fee is calculated at an annual rate of 2% of our total assets (excluding cash and the value of any investment by the Company not made in a portfolio company ("Non-Eligible Assets") but including assets purchased with borrowed funds that are not Non-Eligible Assets).  The incentive fee payable to TTG Advisers is based on our performance, may not be paid unless we achieve certain goals and remains unpaid until certain realization events occur.  The incentive fee percentage reflects the reserve for incentive compensation as of July 31, 2012.  For a more complete description of the management and incentive fees, see "Advisory Agreement" on page 81 below.

(6)	"Other expenses" are based on actual expenses incurred for the nine month period ended July 31, 2012 and estimated expenses for the remainder of the fiscal year.

(7)
The estimate is based on borrowings outstanding as of July 31, 2012 and our assumption is that our borrowings and interest costs after an offering will remain similar to the amounts outstanding as of that date.  We had outstanding borrowings of $50 million at July 31, 2012.  See "Risk Factors—Business Risks—We have borrowed and may continue to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

(8)
TTG Advisers agreed to an expense cap for the fiscal years 2011 and 2012 pursuant to which it will absorb or reimburse operating expenses of the Company (promptly following the completion of such year), to the extent necessary to limit the Company's expense ratio (the consolidated expenses of the Company, including any amounts payable to TTG Advisers under the base management fee, but excluding the amount of any interest and other direct borrowing costs, taxes, incentive compensation and extraordinary expenses taken as a percentage of the Company's average net assets) for such year to 3.5%.  TTG Advisers has also voluntarily agreed to extend the expense cap of 3.5% through the fiscal year 2013.  In addition, for the 2010 through 2012 fiscal years, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement.  TTG Advisers has also voluntarily agreed that any assets of the Company that were invested in exchange-traded funds and the Octagon High Income Fund would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.  The expense cap and voluntary waivers are described further in "Advisory Agreement" on page 81 below.

SELECTED CONSOLIDATED FINANCIAL DATA

You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus.  Financial information for the fiscal years ended October 31, 2011, 2010, 2009, 2008 and 2007 are derived from the consolidated financial statements, which have been audited by the Company's current independent registered public accounting firm. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments), which are necessary to present fairly the results for such interim periods.  See "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 26 for more information.

Selected Consolidated Financial Data

	Nine Month Period		Year Ended October 31,
	Ended July 31,
	2012	2011	2011	2010	2009	2008	2007
	(Unaudited)
	(In thousands, except per share data)
Operating Data:
Interest and related portfolio income:
Interest and dividend income	$20,065	$8,596	$11,450	$19,315	$21,755	$26,047	$22,826
Fee income	1,445	2,321	2,784	3,696	4,099	3,613	3,750
Fee income - asset management	1,973	595	396	-	-	-	-
Other income	256	1,039	1,341	510	255	367	374

Total operating income	23,739	12,551	15,971	23,521	26,109	30,027	26,950

Expenses:
Management fee	7,178	6,987	9,142	9,330	9,843	8,989	7,034
Portfolio fees - asset management	862	-	-	-	-	-	-
Administrative	2,711	3,215	4,320	3,395	3,519	3,620	2,559
Interest and other borrowing costs	2,481	2,299	3,082	2,825	3,128	4,464	4,859
Incentive compensation	(4,527)	(1,535)	1,948	2,479	3,717	10,822	10,813
Total operating expenses	8,705	10,966	18,492	18,029	20,207	27,895	25,265

Expense Waiver by Adviser	(2,516)	(213)	(251)	(150)

Total net operating expenses	6,189	10,753	18,241	17,879	20,207	27,895	25,265

Net operating (loss) income before taxes	17,550	1,798	(2,270)	5,642	5,902	2,132	1,685

Tax expense (benefit), net	1	13	14	8	1,377	(936)	(375)

Net operating (loss) income	17,549	1,785	(2,284)	5,634	4,525	3,068	2,060

Net realized and unrealized gain (loss):
Net realized (loss) gain on investments and foreign currency	(25,129)	(14,443)	(26,422)	32,188	(25,082)	1,418	66,944
Net change in unrealized appreciation (depreciation) on investments	(10,518)	6,347	35,677	(21,689)	34,804	59,465	(3,302)
Net realized and unrealized (loss) gain on investments and foreign currency	(35,647)	(8,096)	9,255	10,499	9,722	60,883	63,642

Net (decrease) increase in net assets resulting from operations	$(18,098)	$(6,311)	$6,971	$16,133	$14,247	$63,951	$65,702

Per Share:
Net increase in net assets per share resulting from operations	$(0.76)	$(0.26)	$0.30	$0.66	$0.59	$2.63	$2.92
Dividends per share	$0.36	$0.36	$0.48	$0.48	$0.48	$0.48	$0.54
Balance Sheet Data:
Portfolio at value	$425,461	$428,536	$452,215	$433,901	$502,803	$490,804	$379,168
Portfolio at cost	341,983	363,869	358,219	375,582	422,794	445,600	393,428
Total assets	464,820	483,312	497,107	500,373	510,846	510,711	470,491
Shareholders' equity	392,801	409,098	419,510	424,994	424,456	421,871	369,097
Shareholders' equity per share (net asset value)	$16.42	$17.10	$17.54	$17.71	$17.47	$17.36	$15.21
Common shares outstanding at period end	23,917	23,917	23,917	23,991	24,297	24,297	24,265
Other Data:
Number of Investments funded in period	9	9	13	5	6	15	26
Investments funded ($) in period	$10,767	$32,084	$43,235	$8,332	$6,293	$126,300	$167,134

	2012			2011				2010
	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
				(In thousands, except per share data)
Quarterly Data (Unaudited):
Total operating income	3,931	16,164	3,644	3,421	3,482	4,544	4,524	5,130	5,257	5,336	7,798
Management fee	2,168	2,365	2,645	2,155	2,183	2,249	2,555	2,232	2,176	2,467	2,455
Portfolio fees - asset management	338	462	62	-	-	-	-	-	-	-	-
Administrative	971	817	923	1,105	1,049	990	1,176	777	910	938	770
Interest, fees and other borrowing costs	854	832	795	783	784	745	770	770	767	647	641
Net Incentive compensation	(2,415)	(175)	(1,937)	3,483	(463)	531	(1,603)	2,504	(3,270)	2,225	1,020
Total waiver by adviser	(37)	(2,383)	(96)	(38)	(37)	(38)	(138)	(50)	(50)	(50)	-
Tax expense	-	-	1	2	-	2	10	2	-	1	5
Net operating income (loss) before
net realized and unrealized gains	2,052	14,246	1,251	(4,069)	(34)	65	1,754	(1,105)	4,724	(892)	2,907
Net (decrease) increase in net
assets resulting from operations	(10,595)	1,515	(9,018)	13,282	(2,369)	2,302	(6,244)	11,307	(11,281)	8,969	7,138
Net (decrease) increase in net assets
resulting from operations per share	(0.45)	0.06	(0.37)	0.56	(0.10)	0.10	(0.26)	0.47	(0.47)	0.37	0.29
Net asset value per share	16.42	16.99	17.04	17.54	17.10	17.32	17.33	17.71	17.35	17.89	17.64

RISK FACTORS

Investing in MVC Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The Company's risk factors include those directly related to the Company's business, its investments, and potential offerings.

BUSINESS RISKS

Business risks are risks that are associated with general business conditions, the economy, and the operations of the Company. Business risks are not risks associated with our specific investments or an offering of our securities.

We depend on key personnel of TTG Advisers, especially Mr. Tokarz, in seeking to achieve our investment objective.

We depend on the continued services of Mr. Tokarz and certain other key management personnel of TTG Advisers. If we were to lose access to any of these personnel, particularly Mr. Tokarz, it could negatively impact our operations and we could lose business opportunities. There is a risk that Mr. Tokarz’s expertise may be unavailable to the Company, which could significantly impact the Company’s ability to achieve its investment objective.

Our returns may be substantially lower than the average returns historically realized by the private equity industry as a whole.

Past performance of the private equity industry is not necessarily indicative of that sector’s future performance, nor is it necessarily a good proxy for predicting the returns of the Company. We cannot guarantee that we will meet or exceed the rates of return historically realized by the private equity industry as a whole. Additionally, our overall returns are impacted by certain factors related to our structure as a publicly-traded business development company, including:

•	The lower return we are likely to realize on short-term liquid investments during the period in which we are identifying potential investments, and

•	The periodic disclosure required of business development companies, which could result in the Company being less attractive as an investor to certain potential portfolio companies.

Substantially all of our portfolio investments and escrow receivables are recorded at “fair value” and, as a result, there is a degree of uncertainty regarding the carrying values of our portfolio investments.

Pursuant to the requirements of the 1940 Act, because our portfolio company investments do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by our Board of Directors. As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to the Valuation Procedures.

At July 31, 2012, approximately 91.72% of our total assets represented portfolio investments and escrow receivables recorded at fair value.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining the fair value of a portfolio investment, the Valuation Committee analyzes, among other factors, the portfolio company’s financial results and projections and publicly traded comparable companies when available, which may be dependent on general economic conditions. We specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication (based on a significant development) that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate. Without a readily ascertainable market value and because of the inherent uncertainty of fair valuation, fair value of our investments may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Pursuant to our Valuation Procedures, our Valuation Committee (which is currently comprised of three Independent Directors) reviews, considers and determines fair valuations on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the consolidated statements of operations as “Net change in unrealized appreciation (depreciation) on investments.”

Economic recessions or downturns, including the current economic instability in Europe and the United States, could impair our portfolio companies and have a material adverse impact on our business, financial condition and results of operations.

Many of the companies in which we have made or will make investments may be susceptible to adverse economic conditions. Adverse economic conditions may affect the ability of a company to engage in a liquidity event. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Conditions in the public debt and equity markets have been volatile and pricing levels have performed similarly. As a result, depending on market conditions, we could incur substantial realized losses and suffer unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations. If current market conditions continue, or worsen, it may adversely impact our ability to deploy our investment strategy and achieve our investment objective.

Our overall business of making loans or private equity investments may be affected by current and future market conditions. The absence of an active mezzanine lending or private equity environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow, which could impact our ability to achieve our investment objective. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of any gains realized on our investments and thus have a material adverse impact on our financial condition.

Depending on market conditions, we could incur substantial realized losses and suffer unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations. In addition, the global financial markets have not fully recovered from the global financial crisis and the economic factors which gave rise to the crisis. The continuation of current global market conditions, uncertainty or further deterioration, including the economic instability in Europe, could result in further declines in the market values of the Company investments. Such declines could also lead to diminished investment opportunities for the Company, prevent the Company from successfully executing its investment strategies or require the Company to dispose of investments at a loss while such adverse market conditions prevail.

We may not realize gains from our equity investments.

When we invest in mezzanine and senior debt securities, we may acquire warrants or other equity securities as well. We may also invest directly in various equity securities. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive or invest in may not appreciate in value and, in fact, may decline in value. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it would be advantageous to sell. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

The market for private equity investments can be highly competitive. In some cases, our status as a regulated business development company may hinder our ability to participate in investment opportunities.

We face competition in our investing activities from private equity funds, other business development companies, investment banks, investment affiliates of large industrial, technology, service and financial companies, small business investment companies, wealthy individuals and foreign investors. As a regulated business development company, we are required to disclose quarterly the name and business description of portfolio companies and the value of any portfolio securities. Many of our competitors are not subject to this disclosure requirement. Our obligation to disclose this information could hinder our ability to invest in certain portfolio companies. Additionally, other regulations, current and future, may make us less attractive as a potential investor to a given portfolio company than a private equity fund not subject to the same regulations. Furthermore, some of our competitors have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making certain investments.

Our ability to use our capital loss carry forwards and certain other losses may be subject to limitations.

At October 31, 2011, the Company had a net capital loss carry forward of approximately $26.3 million, all of which will expire in the year 2019.  The Company had approximately $19.5 million in unrealized losses associated with Legacy Investments as of July 31, 2012.  To the extent future capital gains are offset by capital loss carry forwards, such gains need not be distributed.  If we experience an aggregate 50% shift in the ownership of our common stock from shareholder transactions over a three year period (e.g., if a shareholder acquires 5% or more of our outstanding shares of common stock, or if a shareholder who owns 5% or more of our outstanding shares of common stock significantly increases or decreases its investment in the Company), our ability to utilize our capital loss carry forwards and losses from Legacy Investments to offset future capital gains may be severely limited. Further, in the event that we are deemed to have failed to meet the requirements to qualify as a RIC, our ability to use our capital loss carry forwards could be adversely affected.

Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends.

We have operated so as to qualify as a RIC. If we meet source of income, diversification and distribution requirements, we will qualify for effective pass-through tax treatment. We would cease to qualify for such pass-through tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our shareholders. Even if we qualify as a RIC, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least (1) 98% of our ordinary income during each calendar year, (2) 98.2% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years, we generally will be subject to a 4% excise tax on certain undistributed amounts.

Our ability to grow depends on our ability to raise capital.

To fund new investments, we may need to issue periodically equity securities, borrow from financial and other institutions or obtain debt sources of capital. Unfavorable economic conditions could increase our funding costs, limit our access to the public markets or result in a decision by lenders not to extend credit to us. If we fail to obtain capital to fund our investments, it could limit both our ability to grow our business and our profitability. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ depends on TTG Advisers’ and our Board's assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to maintain our current facility or obtain other lines of credit at all or on terms acceptable to us.

Complying with the RIC requirements may cause us to forego otherwise attractive opportunities.

In order to qualify as a RIC for U.S. federal income tax purposes, we must satisfy tests concerning the sources of our income, the nature and diversification of our assets and the amounts we distribute to our shareholders. We may be unable to pursue investments that would otherwise be advantageous to us in order to satisfy the source of income or asset diversification requirements for qualification as a RIC. In particular, to qualify as a RIC, at least 50% of our assets must be in the form of cash and cash items, Government securities, securities of other RICs, and other securities that represent not more than 5% of our total assets and not more than 10% of the outstanding voting securities of the issuer. We have from time to time held a significant portion of our assets in the form of securities that exceed 5% of our total assets or more than 10% of the outstanding voting securities of an issuer, and compliance with the RIC requirements currently restricts us from making additional investments that represent more than 5% of our total assets or more than 10% of the outstanding voting securities of the issuer. Thus, compliance with the RIC requirements may hinder our ability to take advantage of investment opportunities believed to be attractive, including potential follow-on investments in certain of our portfolio companies. Furthermore, as a result of the foregoing restrictions, the Board has approved an amended policy for the allocation of investment opportunities, which requires TTG Advisers to give first priority to the PE Fund for all equity investments that would represent more than 5% of our total assets or more than 10% of the outstanding voting securities of the issuer.  For a further discussion of this allocation policy, please see "MVC Capital – Our Investment Strategy – Allocation of Investment Opportunities" below.

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock or warrants at a price below the then-current net asset value per share of our common stock if our Board determines that such sale is in the best interests of the Company and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to continue to qualify as a business development company (“BDC”) under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Changes in the law or regulations that govern business development companies and RICs, including changes in tax regulations, may significantly impact our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels, including federal securities law and federal taxation law. These laws and regulations, as well as their interpretation, may change from time to time. A change in these laws or regulations may significantly affect our business.

Results may fluctuate and may not be indicative of future performance.

Our operating results will fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. In addition to many of the above-cited risk factors, other factors could cause operating results to fluctuate including, among others, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions.

Our common stock price can be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	Price and volume fluctuations in the overall stock market from time to time;

•	Significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	Volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity participation securities, or LEAPs, or short trading positions;

•	Changes in regulatory policies or tax guidelines with respect to business development companies or RICs;

•	Our adherence to applicable regulatory and tax requirements, including the current restriction on our ability to make Non-Diversified Investments;

•	Actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	General economic conditions and trends;

•	Loss of a major funding source, which would limit our liquidity and our ability to finance transactions; or

•	Departures of key personnel of TTG Advisers.

We are subject to market discount risk.

As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our NAV. Although our shares, from time to time, have traded at a premium to our NAV, currently, our shares are trading at a discount to NAV, which discount may fluctuate over time.

We have not established a minimum dividend payment level and we cannot assure you of our ability to make distributions to our shareholders in the future.

We cannot assure that we will achieve investment results that will allow us to make cash distributions or year-to-year increases in cash distributions. Our ability to make distributions is impacted by, among other things, the risk factors described in this prospectus. In addition, the asset coverage test applicable to us as a business development company can limit our ability to make distributions. Any distributions will be made at the discretion of our Board and will depend on our earnings, our financial condition, maintenance of our RIC status and such other factors as our Board may deem relevant from time to time. We cannot assure you of our ability to make distributions to our shareholders.

We have borrowed and may continue to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

We have borrowed and may continue to borrow money (subject to the 1940 Act limits) in seeking to achieve our investment objective going forward. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, can increase the risks associated with investing in our securities.

Under the provisions of the 1940 Act, we are permitted, as a business development company, to borrow money or “issue senior securities” only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We may borrow from, and issue senior debt securities to, banks, insurance companies and other private and public lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common shareholders. If the value of our assets increases, then leveraging would cause the NAV attributable to our common stock to increase more sharply than it would had we not used leverage. Conversely, if the value of our consolidated assets decreases, leveraging would cause the NAV to decline more sharply than it otherwise would had we not used leverage. Similarly, any increase in our consolidated income in excess of consolidated interest expense on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

At July 31, 2012, we had $50.0 million in term debt on the revolving credit facility outstanding under the Credit Facility (defined below). We may incur additional debt in the future. If our portfolio of investments fails to produce adequate returns, we may be unable to make interest or principal payments on our indebtedness when they are due. The following table is designed to illustrate the effect on return to a holder of our common stock of the leverage created by our use of borrowing, at the weighted annualized average interest rate of 6.63% for the nine-month period ended July 31, 2012 and assuming hypothetical annual returns on our portfolio of minus 20 to plus 20 percent. As shown in the table, leverage generally increases the return to stockholders when the portfolio return is positive and decreases the return to stockholders when the portfolio return is negative. Actual returns to stockholders may be greater or less than those appearing in the table.

Assumed Return on Our Portfolio

Assumed Return on Portfolio (net of expenses) (1)	-20%	-10%	-5%	0%	5%	10%	20%
Corresponding Return to Common Stockholders (2)	-24.5%	-12.6%	-6.7%	-0.8%	5.1%	11.1%	22.9%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the "Corresponding Return to Common Stockholders."

Changes in interest rates may affect our cost of capital and net operating income and our ability to obtain additional financing.

Because we have borrowed and may continue to borrow money to make investments, our net investment income before net realized and unrealized gains or losses, or net investment income, may be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income. In periods of declining interest rates, we may have difficulty investing our borrowed capital into investments that offer an appropriate return. In periods of sharply rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We may utilize our short-term credit facility as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with equity and long-term fixed-rate debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Additionally, we cannot assure you that financing will be available on acceptable terms, if at all. Recent turmoil in the credit markets has greatly reduced the availability of debt financing. Deterioration in the credit markets, which could delay our ability to sell certain of our loan investments in a timely manner, could also negatively impact our cash flows.

We may be unable to meet our covenant obligations under our credit facility or renew such facility, which could adversely affect our business.

On April 27, 2006, the Company and MVCFS, as co-borrowers, entered into a four-year, $100 million revolving credit facility (the “Credit Facility”) with Guggenheim Corporate Funding, LLC (“Guggenheim”) as administrative agent to the lenders. On April 13, 2010, the Company renewed the Credit Facility for three years. The Credit Facility consists of a $50.0 million term loan with an interest rate of LIBOR plus 450 basis points with a 1.25% LIBOR floor. As of July 31, 2012, there was $50.0 million in term debt outstanding under the Credit Facility. The Credit Facility contains covenants that we may not be able to meet. If we cannot meet these covenants, events of default would arise, which could result in payment of the applicable indebtedness being accelerated and may limit our ability to execute on our investment strategy. As such, from time to time, due to investment activity, changing cash positions and the need to execute against certain corporate strategies, the Company has obtained Guggenheim’s consent to waive compliance with certain covenants contained in the Credit Facility and may require such consents in the future and there can be no assurance that such future consents will be granted. The Credit Facility will expire on April 27, 2013, at which time the outstanding amount under the Credit Facility will be due and payable. Although not currently expected, in the event we are unable to renew such facility (or enter into a similar facility), our business could be adversely affected by, among other things, being forced to sell a portion of our investments quickly and prematurely to meet outstanding financing obligations and/or support working capital requirements at what may be disadvantageous prices.

In addition, if we require working capital greater than that provided by the Credit Facility or are unable to renew the Credit Facility, we may be required to obtain other sources of funds, which, if available, may result in increased borrowing costs for the Company and/or additional covenant obligations.

A small portion of our existing investment portfolio was not selected by the investment team of TTG Advisers.

As of July 31, 2012, 2.32% of the Company’s assets were represented by Legacy Investments. These investments were made pursuant to the Company’s prior investment objective of seeking long-term capital appreciation from venture capital investments in information technology companies.

Generally, a cash return may not be received on these investments until a “liquidity event,” i.e., a sale, public offering or merger, occurs. Until then, these Legacy Investments remain in the Company’s portfolio. The Company is managing them to seek to realize maximum returns.

Under the Advisory Agreement, TTG Advisers is entitled to compensation based on our portfolio’s performance. This arrangement may result in riskier or more speculative investments in an effort to maximize incentive compensation.

The way in which the compensation payable to TTG Advisers is determined may encourage the investment team to recommend riskier or more speculative investments and to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would adversely affect our shareholders, including investors in this offering. In addition, key criteria related to determining appropriate investments and investment strategies, including the preservation of capital, might be under-weighted if the investment team focuses exclusively or disproportionately on maximizing returns.

There are potential conflicts of interest that could impact our investment returns.

Our officers and directors, and members of the TTG Advisers investment team, may serve other entities, including the PE Fund and others that operate in the same or similar lines of business as we do. Accordingly, they may have obligations to those entities, the fulfillment of which might not be in the best interests of us or our shareholders. It is possible that new investment opportunities that meet our investment objective may come to the attention of one of the management team members or our officers or directors in his or her role as an officer or director of another entity or as an investment professional associated with that entity, and, if so, such opportunity might not be offered, or otherwise made available, to us.

Additionally, as an investment adviser, TTG Advisers has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if TTG Advisers manages any additional investment vehicles or client accounts (which includes its current management of the PE Fund), TTG Advisers will endeavor to allocate investment opportunities in a fair and equitable manner. When the investment professionals of TTG Advisers identify an investment, they will have to choose which investment fund should make the investment. As a result, there may be times when the management team of TTG Advisers has interests that differ from those of our shareholders, giving rise to a conflict. In an effort to mitigate situations that give rise to such conflicts, TTG Advisers adheres to a policy (which was approved by our Board of Directors) relating to allocation of investment opportunities, which generally requires, among other things, that TTG Advisers continue to offer the Company investment opportunities in mezzanine and debt securities as well as non-control equity investments in small and middle market U.S. companies.  For a further discussion of this allocation policy, please see "MVC Capital – Our Investment Strategy – Allocation of Investment Opportunities" below.

Our relationship with any investment vehicle we or TTG Advisers manage could give rise to conflicts of interest with respect to the allocation of investment opportunities between us on the one hand and the other vehicles on the other hand.

Our subsidiaries are authorized to and serve as a general partner or managing member to a private equity or other investment vehicle(s) (“Other Vehicles”).  We or TTG Advisers may serve as an investment manager, sub-adviser or portfolio manager to the Other Vehicles.  This raises a potential conflict of interest with respect to allocation of investment opportunities to us, on the one hand and to the Other Vehicles on the other hand.  In fact, our Board  has authorized the establishment of the PE Fund that would have the ability, among other things, to make Non-Diversified Investments.  (See discussion on PE Fund in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”)  The PE Fund has generally been given priority on all Non-Diversified Investments, which investments would otherwise have been made available to us.  (We note that we are currently restricted from making Non-Diversified Investments.)  The Board  and TTG Advisers have adopted an allocation policy (referenced above) to help mitigate potential conflicts of interest among us and similarly managed vehicles.

Wars, terrorist attacks, and other acts of violence may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.

The continuing occupation of Iraq and other military presence in other countries, as well as the current unrest in the Middle East region, are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the unrest, wars and occupation cannot be predicted with any certainty. Furthermore, terrorist attacks may harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or U.S. businesses. Such attacks and armed conflicts in the United States or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States. Losses resulting from terrorist events are generally uninsurable.

Our financial condition and results of operations will depend on our ability to effectively manage our future growth.

Our ability to achieve our investment objective can depend on our ability to sustain continued growth. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services and our access to financing sources on acceptable terms. As we grow, TTG Advisers may need to hire, train, supervise and manage new employees. Failure to effectively manage our future growth could have a material adverse effect on our business, financial condition and results of operations.

INVESTMENT RISKS

Investment risks are risks associated with our determination to execute on our business objective. These risks are not risks associated with general business conditions or those relating to an offering of our securities.

Investing in private companies involves a high degree of risk.

Our investment portfolio generally consists of loans to, and investments in, private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and, accordingly, should be considered speculative. There is generally very little publicly available information about the companies in which we invest, and we rely significantly on the due diligence of the members of the investment team to obtain information in connection with our investment decisions.

Our investments in portfolio companies are generally illiquid.

We generally acquire our investments directly from the issuer in privately negotiated transactions. Most of the investments in our portfolio (other than cash or cash equivalents and certain other investments made pending investments in portfolio companies such as investments in exchange-traded funds) are typically subject to restrictions on resale or otherwise have no established trading market. We may exit our investments when the portfolio company has a liquidity event, such as a sale, recapitalization or initial public offering. The illiquidity of our investments may adversely affect our ability to dispose of equity and debt securities at times when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current fair value of such investments.

Our investments in small and middle-market privately-held companies are extremely risky and the Company could lose its entire investment.

Investments in small and middle-market privately-held companies are subject to a number of significant risks including the following:

•
Small and middle-market companies may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to companies that typically do not have capital sources readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the borrowers to repay their loans to us upon maturity.

•
Small and middle-market companies typically have narrower product lines and smaller market shares than large companies. Because our target companies are smaller businesses, they may be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, smaller companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified managerial and technical personnel.

•
There is generally little or no publicly available information about these privately-held companies. There is generally little or no publicly available operating and financial information about privately-held companies. As a result, we rely on our investment professionals to perform due diligence investigations of these privately-held companies, their operations and their prospects. We may not learn all of the material information we need to know regarding these companies through our investigations. It is difficult, if not impossible, to protect the Company from the risk of fraud, misrepresentation or poor judgment by our portfolio companies.

•
Small and middle-market companies generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, finance expansion or maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders.

•
Small and middle-market businesses are more likely to be dependent on one or two persons. Typically, the success of a small or middle-market company also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

•
Small and middle-market companies are likely to have greater exposure to economic downturns than larger companies. We expect that our portfolio companies will have fewer resources than larger businesses and an economic downturn may thus more likely have a material adverse effect on them.

•
Small and middle-market companies may have limited operating histories. We may make debt or equity investments in new companies that meet our investment criteria. Portfolio companies with limited operating histories are exposed to the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

Our borrowers may default on their payments, which may have an effect on our financial performance.

We may make long-term unsecured, subordinated loans, which may involve a higher degree of repayment risk than conventional secured loans. We primarily invest in companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. In addition, numerous factors may adversely affect a portfolio company’s ability to repay a loan we make to it, including the failure to meet a business plan, a downturn in its industry or operating results, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral.

Our investments in mezzanine and other debt securities may involve significant risks.

Our investment strategy contemplates investments in mezzanine and other debt securities of privately held companies. “Mezzanine” investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. We may also make senior secured and other types of loans or debt investments. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade quality (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s, commonly referred to as “junk bonds”). Loans of below investment grade quality have predominantly speculative characteristics with respect to the borrower’s capacity to pay interest and repay principal. Our debt investments in portfolio companies may thus result in a high level of risk and volatility and/or loss of principal.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore may invest a significant portion of our assets in a relatively small number of portfolio companies, which subjects us to a risk of significant loss should the performance or financial condition of one or more portfolio companies deteriorate.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of portfolio companies in a limited number of industries. As of July 31, 2012, the fair values of our two largest investments, Summit Research Labs, Inc. (“Summit”) and U.S. Gas & Electric, Inc. (“U.S. Gas”), comprised 18.9% and 23.1% of our net assets, respectively. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may continue to be significantly represented among our investments. To the extent that we have large positions in the securities of a small number of portfolio companies, we are subject to an increased risk of significant loss should the performance or financial condition of these portfolio companies or their respective industries deteriorate. We may also be more susceptible to any single economic or regulatory occurrence as a result of holding large positions in a small number of portfolio companies.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We anticipate making debt and minority equity investments; therefore, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity in the markets for our investments in privately held companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

Some of our loans to our portfolio companies may be structured to include customary business and financial covenants placing affirmative and negative obligations on the operation of each company’s business and its financial condition. However, from time to time, we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Our portfolio companies may incur obligations that rank equally with, or senior to, our investments in such companies. As a result, the holders of such obligations may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization, acquisition, merger or bankruptcy of the relevant portfolio company.

Our portfolio companies may have other obligations that rank equally with, or senior to, the securities in which we invest. By their terms, such other securities may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in the relevant portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying investors that are more senior than us, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of other securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other investors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. As a result, we may be prevented from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy has resulted in some investments in debt or equity of foreign companies (subject to applicable limits prescribed by the 1940 Act). Investing in foreign companies can expose us to additional risks not typically associated with investing in U.S. companies. These risks include exchange rates, changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. A portion of our investments are located in countries that use the euro as their official currency.  The USD/euro exchange rate, like foreign exchange rates in general, can be volatile and difficult to predict.  This volatility could materially and adversely affect the value of the Company’s shares and our interests in affected portfolio companies.

OFFERING RISKS

Offering risks are risks that are associated with an offering of our securities.

Our common stock price can be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity participation securities, or LEAPs, or short trading positions;

•	changes in regulatory policies or tax guidelines with respect to business development companies or RICs;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel of TTG Advisers.

Investing in our securities may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering of our securities and may use the net proceeds from the offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing shareholders and be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making additional offerings of equity or debt securities, including medium-term notes, senior or subordinated notes and classes of preferred stock or common stock. Upon the liquidation of our Company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing shareholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our shareholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Information contained in this prospectus may contain "forward-looking statements" which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate" or "continue" or the negative thereof or other variations or similar words or phrases. The matters described in "Risk Factors" and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for equity and debt capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described in "Risk Factors" and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.  The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities for general corporate purposes, including, for example, investing in portfolio companies in accordance with our investment objective and strategy, repaying debt, funding our subsidiaries' activities, including an SBIC vehicle, and/or repurchasing our shares pursuant to the most recent share repurchase program adopted by the Board on July 19, 2011.  Pending such uses, we will hold the net proceeds from the sale of our securities in cash or invest all or a portion of such net proceeds in short term, liquid investments.  The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol "MVC."  The following table lists the high and low closing sales prices for our common stock, and the closing sales price as a percentage of net asset value.  On November 5, 2012, the last reported sale price on the NYSE for our common stock was $12.24 and on July 31, 2012, the Company's net asset value per share was $16.42.  To view the Company's latest net asset value per share, visit the Company's Internet website address at http://www.mvccapital.com.

	NAV	Closing Sale Price High	Closing Sale Price Low	Premium/(Discount) of High Sales Price to NAV	Premium/(Discount) of Low Sales Price to NAV	Declared Dividends

Fiscal Year ending October 31, 2009
First Quarter	17.28	12.59	9.15	-27.14%	-47.05%	0.12
Second Quarter	16.84	10.86	6.38	-35.51%	-62.11%	0.12
Third Quarter	16.46	9.41	7.79	-42.83%	-52.67%	0.12
Fourth Quarter	17.47	9.69	8.67	-44.53%	-50.37%	0.12
Fiscal Year ending October 31, 2010
First Quarter	17.64	12.27	9.22	-30.44%	-47.73%	0.12
Second Quarter	17.89	14.71	10.98	-17.78%	-38.62%	0.12
Third Quarter	17.35	14.80	12.55	-14.70%	-27.67%	0.12
Fourth Quarter	17.71	13.44	12.32	-24.11%	-30.43%	0.12

	NAV	Closing Sale Price High	Closing Sale Price Low	Premium/(Discount) of High Sales Price to NAV	Premium/(Discount) of Low Sales Price to NAV	Declared Dividends

Fiscal Year ending October 31, 2011
First Quarter	17.33	15.12	13.07	-12.75%	-24.58%	0.12
Second Quarter	17.32	14.74	12.96	-14.90%	-25.17%	0.12
Third Quarter	17.10	13.70	12.51	-19.88%	-26.84%	0.12
Fourth Quarter	17.54	13.14	10.23	-25.09%	-41.68%	0.12
Fiscal Year ending October 31, 2012
First Quarter	17.04	12.98	11.01	-23.83%	-35.39%	0.12
Second Quarter	16.99	13.30	12.28	-21.72%	-27.72%	0.12
Third Quarter	16.42	13.13	12.33	-20.04%	-24.91%	0.12

At times, our common stock price per share has traded at a discount to our net asset value per share. We cannot predict whether our shares of common stock will trade at a premium or discount to net asset value in the future.

Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. Our quarterly dividends, if any, will be determined by our Board. Most recently, on October 15, 2012, our Board  declared a regular quarterly dividend of $0.135 per share, which was paid on October 31, 2012 to shareholders of record on October 25, 2012.

We maintain a dividend reinvestment plan for our registered shareholders. As a result, if our Board  declares a dividend or distribution, certain shareholders can have any cash dividends and distributions automatically reinvested in additional shares of our common stock. See "Dividend Reinvestment Plan."

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. The Company’s investment objective is to seek to maximize total return from capital appreciation and/or income.

On November 6, 2003, Mr. Tokarz assumed his positions as Chairman and Portfolio Manager of the Company. He and the Company’s investment professionals are seeking to implement our investment objective ( i.e. , to maximize total return from capital appreciation and/or income) through making a broad range of private investments in a variety of industries.

The investments can include senior or subordinated loans, convertible debt and convertible preferred securities, common or preferred stock, equity interests, warrants or rights to acquire equity interests, and other private equity transactions. During the year ended October 31, 2011, the Company made six new investments and made seven follow-on investments in existing portfolio companies committing a total of $43.2 million of capital to these investments. During the nine month period ended July 31, 2012, the Company made two new investments and seven follow-on investments in three existing portfolio companies, committing capital totaling $10.8 million.

Prior to the adoption of our current investment objective, the Company’s investment objective had been to achieve long-term capital appreciation from venture capital investments in information technology companies. The Company’s investments had thus previously focused on investments in equity and debt securities of information technology companies. As of July 31, 2012, 2.32% of the current fair value of our assets consisted of Legacy Investments. We are, however, seeking to manage these Legacy Investments to try and realize maximum returns. We generally seek to capitalize on opportunities to realize cash returns on these investments when presented with a potential “liquidity event,” i.e. , a sale, public offering, merger or other reorganization.

Our portfolio investments are made pursuant to our objective and strategy. We are concentrating our investment efforts on small and middle-market companies that, in our view, provide opportunities to maximize total return from capital appreciation and/or income. Under our investment approach, we are permitted to invest, without limit, in any one portfolio company, subject to any diversification limits required in order for us to continue to qualify as a RIC under Subchapter M of the Code. Due to the asset growth and composition of the portfolio, compliance with the RIC requirements currently restricts our ability to make additional investments that represent more than 5% of our total assets or more than 10% of the outstanding voting securities of the issuer (“Non-Diversified Investments”).

We participate in the private equity business generally by providing privately negotiated long-term equity and/or debt investment capital to small and middle-market companies. Our financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and/or bridge financings. We generally invest in private companies, though, from time to time, we may invest in public companies that may lack adequate access to public capital.

We may also seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to a private equity or other investment fund(s). In fact, during fiscal year 2006, we established MVC Partners for this purpose. Furthermore, the Board of Directors authorized the establishment of the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the GP. On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund. The PE Fund has closed on approximately $104 million of capital commitments. The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make Non-Diversified Investments through the PE Fund. As previously disclosed, the Company is currently restricted from making Non-Diversified Investments. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund. Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund. In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees and any carried interest generated by the PE Fund and its portfolio companies. Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund.

As a result of the closing of the PE Fund, consistent with the Board-approved policy concerning the allocation of investment opportunities, the PE Fund will receive a priority allocation of all private equity investments that are Non-Diversified Investments (i.e., would represent more than 5% of our total assets or more than 10% of the outstanding voting securities of an issuer during the PE Fund’s investment period).  For a further discussion of this allocation policy, please see "MVC Capital – Our Investment Strategy – Allocation of Investment Opportunities" below.

Additionally, in pursuit of our objective, we may acquire a portfolio of existing private equity or debt investments held by financial institutions or other investment funds should such opportunities arise.

Furthermore, pending investments in portfolio companies pursuant to the Company’s principal investment strategy, the Company may invest in certain securities on a short-term or temporary basis. In addition to cash-equivalents and other money market-type investments, such short-term investments may include exchange-traded funds and private investment funds offering periodic liquidity.

OPERATING INCOME

For the Nine Month Period Ended July 31, 2012 and 2011. Total operating income was $23.7 million for the nine month period ended July 31, 2012 and $12.6 million for the nine month period ended July 31, 2011, an increase of approximately $11.1 million.

For the Nine Month Period Ended July 31, 2012

Total operating income was $23.7 million for the nine month period ended July 31, 2012. The increase in operating income over the same period last year was primarily due to an increase in dividend income offset by a decrease in fees from portfolio companies and other income. The main components of operating income for the nine month period ended July 31, 2012, was dividend income from portfolio companies and the interest earned on loans. The Company earned approximately $20.1 million in interest and dividend income from investments in portfolio companies, of which $12.0 million was a non-recurring dividend. Of the $20.1 million recorded in interest/dividend income, approximately $2.3 million was “payment in kind” interest/dividends. The “payment in kind” interest/dividends are computed at the contractual rate specified in each investment agreement and added to the principal balance of each investment. The Company’s debt investments yielded rates from 6% to 14%, excluding those investments which interest is being reserved against. The Company also received fee income from asset management of the PE Fund and its portfolio companies totaling approximately $2.0 million and fee income from portfolio companies of approximately $1.4 million, totaling approximately $3.4 million. Of the $2.0 million of fee income from asset management, 75% of the income is obligated to be paid to TTG Advisers. However, under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

For the Nine Month Period Ended July 31, 2011

Total operating income was $12.6 million for the nine month period ended July 31, 2011. The decrease in operating income over the same period last year was primarily due to the repayment of investments that provided the Company with current income, reserves against non-performing loans and a decrease in dividend income from the sale of portfolio companies. The main components of operating income were the interest earned on loans and the receipt of closing, monitoring and termination fees from certain portfolio companies by the Company and MVCFS. The Company earned approximately $8.6 million in interest and dividend income from investments in portfolio companies. Of the $8.6 million recorded in interest/dividend income, approximately $2.4 million was “payment in kind” interest/dividends. The “payment in kind” interest/dividends are computed at the contractual rate specified in each investment agreement and added to the principal balance of each investment. The Company’s debt investments yielded rates from 3% to 15%, excluding those investments which interest is being reserved against. The Company received fee income and other income from portfolio companies and other entities totaling approximately $4.0 million.

OPERATING EXPENSES

For the Nine Month Period Ended July 31, 2012 and 2011. Operating expenses, net of Voluntary Waivers, were approximately $6.2 million for the nine month period ended July 31, 2012 and $10.8 million for the nine month period ended July 31, 2011, a decrease of approximately $4.6 million.

For the Nine Month Period Ended July 31, 2012

Operating expenses, net of the Voluntary Waivers (as described below), were approximately $6.2 million or 2.01% of the Company’s average net assets, when annualized, for the nine month period ended July 31, 2012. Significant components of operating expenses for the nine month period ended July 31, 2012 were management fee expense of totaling approximately $7.2 million, which includes management fees related to the Company and the PE Fund, and interest and other borrowing costs of approximately $2.5 million.

The $4.6 million decrease in the Company’s net operating expenses for the nine month period ended July 31, 2012 compared to the nine month period ended July 31, 2011, was primarily due to the $3.0 million decrease in the estimated provision for incentive compensation expense and the $2.3 million voluntary waiver of the income incentive fee payment, which were offset by the addition of approximately $862,000 in portfolio fees – asset management expense. The portfolio fees are payable to TTG Advisers for monitoring and other customary fees received by the GP from portfolio companies of the PE Fund. To the extent the GP or TTG Advisers receives advisory, monitoring organization or other customary fees from any portfolio company of the PE Fund, 25% of such fees shall be paid to or retained by the GP and 75% of such fees shall be paid to or retained by TTG Advisers. For the 2010 and 2011 fiscal years, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”). On October 25, 2011, TTG Advisers and the Company entered into an agreement to extend the expense cap of 3.5% and the Voluntary Waiver to the 2012 fiscal year. TTG Advisers had also voluntarily agreed that any assets of the Company that were invested in exchange-traded funds and the Octagon Fund would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement. For fiscal year 2011 and for the nine month period ended July 31, 2012 annualized, the Company’s expense ratio was 3.18% and 2.968%, respectively (taking into account the same carve outs as those applicable to the expense cap).

Pursuant to the terms of the Advisory Agreement, during the nine month period ended July 31, 2012, the provision for incentive compensation was decreased by a net amount of approximately $6.8 million to approximately $17.1 million. The net decrease in the provision for incentive compensation during the nine month period ended July 31, 2012 reflects the Valuation Committee’s determination to decrease the fair values of eleven of the Company’s portfolio investments (BP, HH&B, MVC Automotive, Security Holdings, SGDA Europe, NPWT, Tekers, Velocitius, BPC, Turf and Ohio Medical) by a total of $25.8 million and the dividend distribution of $12.0 million received from Summit. The net decrease in the provision also reflects the Valuation Committee’s determination to increase the fair values of three of the Company’s portfolio investments (Octagon Fund, Vestal and RuMe) by a total of approximately $3.0 million. The Valuation Committee also increased the fair value of the Company’s escrow receivable related to Vitality by $130,000. For the nine month period ended July 31, 2012, a provision of approximately $2.3 million was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income exceeded the hurdle rate for the quarter ended April 30, 2012. TTG Advisers has voluntarily agreed to waive the income-related incentive fee payment of approximately $2.3 million that the Company would otherwise be obligated to pay to TTG Advisers under the Advisory Agreement. Please see Note 10 of our consolidated financial statements “Incentive Compensation” for more information.

For the Nine Month Period Ended July 31, 2011

Operating expenses, net of the Voluntary Waivers (as described below), were approximately $10.8 million or 3.44% of the Company’s average net assets, when annualized, for the nine month period ended July 31, 2011. Significant components of operating expenses for the nine month period ended July 31, 2011 were management fee expense of $7.0 million and interest and other borrowing costs of approximately $2.3 million.

The $800,000 decrease in the Company’s operating expenses for the nine month period ended July 31, 2011 compared to the nine month period ended July 31, 2010, was primarily due to the $1.5 million decrease in the estimated provision for incentive compensation expense offset by increases in interest and other borrowings costs, legal and other expenses totaling approximately $850,000. The Advisory Agreement extended the expense cap applicable to the Company for an additional two fiscal years (fiscal years 2009 and 2010) and increased the expense cap from 3.25% to 3.5%. For the 2010 fiscal year, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”). On October 26, 2010, TTG Advisers and the Company entered into an agreement to extend the expense cap of 3.5% and the Voluntary Waiver to the 2011 fiscal year. TTG Advisers has also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement. For fiscal year 2010 and for the nine month period ended July 31, 2011 annualized, the Company’s expense ratio was 2.95% and 3.19%, respectively (taking into account the same carve outs as those applicable to the expense cap).

Pursuant to the terms of the Advisory Agreement, during the nine month period ended July 31, 2011, the provision for incentive compensation was decreased by a net amount of approximately $1.5 million to $20.5 million. The decrease in the provision for incentive compensation reflects the Valuation Committee’s determination to increase the fair values of eight of the Company’s portfolio investments (Summit, SHL Group Limited, Security Holdings, Tekers, Total Safety, U.S. Gas, Octagon Fund and Velocitius) by a total of approximately $20.8 million. The Valuation Committee also increased the fair value of the Ohio Medical preferred stock by approximately $1.9 million due to PIK distributions, which were treated as a return of capital. The net decrease in the provision also reflects the Valuation Committee’s determination to decrease the fair values of seven of the Company’s portfolio investments (BP, Ohio Medical, MVC Automotive, HuaMei, SGDA Europe, Vestal and HH&B) by a total of $30.6 million. During the nine month period ended July 31, 2011, there was no provision recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income did not exceed the hurdle rate. Please see Note 10 of our consolidated financial statements “Incentive Compensation” for more information.

REALIZED GAINS AND LOSSES ON PORTFOLIO SECURITIES

For the Nine Month Period Ended July 31, 2012 and 2011. Net realized losses for the nine month period ended July 31, 2012 were approximately $25.1 million and net realized losses for the nine month period ended July 31, 2011 were approximately $14.4 million, an increase of approximately $10.7 million.

For the Nine Month Period Ended July 31, 2012

Net realized losses for the nine month period ended July 31, 2012 were approximately $25.1 million. The significant components of the Company’s net realized losses for the nine month period ended July 31, 2012 were primarily due to the reorganization of BP and the sale of Safestone.

On December 12, 2011, BP filed for Chapter 11 protection in New York with agreement to turn ownership over to secured lenders under a bankruptcy reorganization plan. On June 20, 2012, BP completed the bankruptcy process which resulted in a realized loss of approximately $23.4 million on the Company’s second lien loan, term loan A and term loan B.

On March 23, 2012, the Company sold its shares in the Octagon Fund for approximately $3.0 million resulting in a realized gain of approximately $18,000. Also during the nine month period ended July 31, 2012, the Company received distributions from Octagon Fund of approximately $45,000, which were treated as realized gains.

On July 10, 2012, the Company sold its 21,064 common shares of Safestone, a Legacy Investment. The amount received from the sale was approximately $50,000 and resulted in a realized loss of approximately $2.0 million.

During the nine month period ended July 31, 2012, MVC Partners and MVCFS’ General Partnership interest received distributions totaling approximately $41,000 from the PE Fund which were treated as realized gains.

During the nine month period ended July 31, 2012, the Valuation Committee determined to increase the fair values of the Vitality and Vendio escrows by a combined amount of approximately $143,000, which were recorded as realized gains.

For the Nine Month Period Ended July 31, 2011

Net realized losses for the nine month period ended July 31, 2011 were $14.4 million. The significant components of the Company’s net realized losses for the nine month period ended July 31, 2011 was primarily due to the loss on the sale of Harmony Pharmacy common stock, demand notes and revolving credit facility and the dissolution of Amersham. A portion of these losses were offset by the gain on the sale of LHD Europe common stock and the gains on the sale of the SPDR Barclays Capital High Yield Bond Fund and the iShares S&P U.S. Preferred Stock Index Fund.

On November 30, 2010, a public Uniform Commercial Code (“UCC”) sale of Harmony Pharmacy’s assets took place. Prior to this sale, the Company formed a new entity, Harmony Health & Beauty, Inc. (“HH&B”). The Company assigned its secured debt interest in Harmony Pharmacy of approximately $6.4 million to HH&B in exchange for a majority of the economic ownership. At the UCC sale, HH&B submitted a successful credit bid of approximately $5.9 million for all of the assets of Harmony Pharmacy. On December 21, 2010, Harmony Pharmacy filed for dissolution in the states of California, New Jersey and New York. As a result, the Company realized an $8.4 million loss on its investment in Harmony Pharmacy.

On December 1, 2010, Amersham filed for dissolution in the State of California as all operating divisions were sold in 2010. As a result, the Company realized a $6.5 million loss on its investment in Amersham. The Company may be eligible to receive proceeds from an earnout related to the sale of an operating division once the senior lender is repaid in full. At this time, it is not likely that any proceeds will be received by the Company.

On January 25, 2011, the Company sold its common stock in LHD Europe, receiving approximately $542,000 in proceeds which resulted in a realized gain of approximately $317,000.

During the nine month period ended July 31, 2011, the Company sold its shares in the SPDR Barclays Capital High Yield Bond Fund and the iShares S&P U.S. Preferred Stock Index Fund, which resulted in a realized gain of approximately $106,000.

UNREALIZED APPRECIATION AND DEPRECIATION OF PORTFOLIO SECURITIES

For the Nine Month Period Ended July 31, 2012 and 2011. The Company had a net change in unrealized depreciation on portfolio investments of approximately $10.5 million for the nine month period ended July 31, 2012 and unrealized appreciation on portfolio investments of approximately $6.3 million for the nine month period ended July 31, 2011, a net decrease of approximately $16.8 million.

For the Nine Month Period Ended July 31, 2012

The Company had a net change in unrealized depreciation on portfolio investments of approximately $10.5 million for the nine month period ended July 31, 2012. The change in unrealized depreciation for the nine month period ended July 31, 2012 primarily resulted from the $12.0 million cash dividend received from Summit and the Valuation Committee’s decision to decrease the fair values of the Company’s investments in BP term loan A by $100,000, HH&B common stock by $750,000, MVC Automotive equity interest by approximately $8.6 million, SGDA Europe equity interest by approximately $2.8 million, Security Holdings equity interest by approximately $6.2 million, Turf equity interest by $118,000, BPC equity interest by $180,000, MVC Partners equity interest by approximately $1.0 million, MVCFS’ General Partnership interest in the PE Fund by approximately $11,000, NPWT common and preferred stock by approximately $6,000 and $120,000, respectively, Tekers common stock by $417,000, Velocitius equity interest by approximately $5.8 million and value the liability associated with the Ohio Medical guarantee at $700,000. These changes in unrealized depreciation were partially off-set by the reclassifications from unrealized depreciation to realized losses caused by the reorganization of BP and the sale of Safestone of approximately $25.4 million and the Valuation Committee decision to increase the fair values of the Company’s investments in Octagon Fund by approximately $227,000, RuMe preferred stock by approximately $417,000 and Vestal common stock by approximately $2.4 million.

For the Nine Month Period Ended July 31, 2011

The Company had a net change in unrealized appreciation on portfolio investments of approximately $6.3 million for the nine month period ended July 31, 2011. The change in unrealized appreciation on investment transactions for the nine month period ended July 31, 2011 primarily resulted from the increase in unrealized appreciation reclassification from unrealized to realized, caused by the sale of Harmony Pharmacy and the dissolution of Amersham of approximately $14.9 million. The other components in the change in unrealized appreciation are the Valuation Committee’s decision to increase the fair value of the Company’s investments in Summit common stock by $9.5 million, SHL Group Limited common stock by $3.5 million, Security Holdings equity interest by approximately $4.5 million, Tekers common stock by approximately $410,000, Total Safety first lien loan by approximately $74,000, U.S. Gas preferred stock by $2.5 million, Octagon Fund by $25,000 and Velocitius equity interest by $300,000. The Valuation Committee also increased the fair value of the Ohio Medical preferred stock by approximately $1.9 million due to PIK distributions which were treated as a return of capital. The Valuation Committee also decreased the fair value of the Company’s investments in MVC Automotive equity interest by approximately $2.4 million, BP second lien loan by $3.9 million and term loan A and B by a combined $3.2 million, Ohio Medical common stock by $500,000 and preferred stock by approximately $8.4 million, HuaMei common stock by approximately $1.5 million, SGDA Europe equity interest by $4.3 million, Vestal common stock by $670,000 and HH&B by $5.7 million during the nine month period ended July 31, 2011.

PORTFOLIO INVESTMENTS

For the Nine Month Period Ended July 31, 2012 and the Year Ended October 31, 2011. The cost of the portfolio investments held by the Company at July 31, 2012 and at October 31, 2011 was $342.0 million and $358.2 million, respectively, a decrease of $16.2 million. The aggregate fair value of portfolio investments at July 31, 2012 and at October 31, 2011 was $425.5 million and $452.2 million, respectively, a decrease of $26.7 million. The Company held unrestricted cash and cash equivalents at July 31, 2012 and at October 31, 2011 of $24.9 million and $28.3 million, respectively, a decrease of approximately $3.4 million.

For the Nine Month Period Ended July 31, 2012

During the nine month period ended July 31, 2012, the Company made two new investments, committing capital totaling $2.5 million. The investments were made in Freshii ($1.0 million) and Biovation ($1.5 million).

During the nine month period ended July 31, 2012, the Company made seven follow-on investments in three existing portfolio companies totaling approximately $8.3 million. The Company through MVC Partners Limited Partnership interest and MVCFS’ General Partnership interest contributed approximately $8.2 million of its $20.1 million capital commitment to the PE Fund, which as of July 31, 2012, has invested in Plymouth Rock Energy, LLC, Gibdock Limited and Focus Pointe Holdings, Inc. On February 1, 2012, the Company made an equity investment in SHL Group Limited of approximately $48,000 for an additional 9,568 shares of common stock.

On November 30, 2011, as part of the Ohio Medical debt refinancing, the Company agreed to guarantee a series B preferred stock tranche of equity. As of July 31, 2012, the amount guaranteed was approximately $20.5 million and the guarantee obligation was fair valued at $700,000 by the Valuation Committee.

On December 12, 2011, BP filed for Chapter 11 protection in New York with agreement to turn ownership over to secured lenders under a bankruptcy reorganization plan. On June 20, 2012, BP completed the bankruptcy process which resulted in a realized loss of approximately $23.4 million on the Company’s second lien loan, term loan A and term loan B. As a result of the bankruptcy process, the Company received limited liability company interest in BPC.

On December 28, 2011, the Company received its third scheduled disbursement from the Vitality escrow of approximately $585,000. The escrow was fair valued at approximately $472,000 as of July 31, 2012.

On March 7, 2012, the Board of Directors of Summit approved a recapitalization and declared a $15.0 million dividend, of which $12.0 million was paid to the Company resulting in a reduction in the fair value of the common stock by $12.0 million.

On March 23, 2012, the Company sold its shares in the Octagon Fund for approximately $3.0 million resulting in a realized gain of approximately $18,000. The Company received approximately $2.9 million of the $3.0 million with the remaining proceeds of approximately $152,000 to be distributed when the Octagon Fund’s fiscal year audit is complete. The Company received additional proceeds of approximately $86,000 over the life of the investment.

On June 27, 2012, IPC completed the liquidation process filed under Chapter 7. There was no realized gain or loss as a result of the liquidation.

On July 2, 2012, The Corporate Executive Board (NYSE:EXBD), acquired SHL Group Limited for $660 million in cash. Upon closing of the transaction, the Company anticipates receiving net proceeds of approximately $15.3 million, its approximate fair market value as of July 31, 2012, which would result in a realized gain of approximately $9.3 million. See “Subsequent Events” below.

On July 10, 2012, the Company sold its 21,064 common shares of Safestone Limited, a Legacy Investment, which had a fair value of $0. The amount received from the sale was approximately $50,000 and resulted in a realized loss of approximately $2.0 million.

During the nine month period ended July 31, 2012, Marine made principal payments totaling $450,000 on its senior subordinated loan. As of July 31, 2012, the balance of the loan was approximately $11.9 million.

During the nine month period ended July 31, 2012, Pre-Paid Legal made principal payments on its tranche A term loan totaling approximately $732,000. The outstanding balance of the tranche A term loan was approximately $3.3 million.

During the quarter ended January 31, 2012, the Valuation Committee increased the fair value of the Company’s investments in Octagon Fund by approximately $84,000, SGDA Europe equity interest by $265,000, Turf equity interest by $500,000 and Security Holdings equity interest by $205,000. The Valuation Committee also increased the fair values of the Company’s escrow receivables related to Vitality by $130,000 and Vendio by approximately $13,000. In addition, increases in the cost basis and fair value of the loans to Custom Alloy, Marine, Summit and U.S. Gas and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $759,466. The Valuation Committee also decreased the fair value of the Company’s investments in BP term loan A by $100,000, HH&B common stock by $500,000, MVC Automotive equity interest by approximately $7.5 million, MVC Partners equity interest by approximately $326,000, MVCFS’ General Partnership interest in the PE Fund by approximately $8,000, NPWT common and preferred stock by approximately $6,000 and $120,000, respectively, Tekers common stock by $280,000, Velocitius equity interest by approximately $1.9 million. The Valuation Committee also determined to value the liability associated with the Ohio Medical guarantee at $700,000. Also, during the quarter ended January 31, 2012, the undistributed allocation of flow through losses from the Company’s equity investment in Octagon decreased the cost basis and fair value of this investment by approximately $112,000.

During the quarter ended April 30, 2012, the Valuation Committee increased the fair value of the Company’s investments in Vestal common stock by $1.2 million, MVC Automotive equity interest by $106,000, Security Holdings equity interest by $101,000, SGDA Europe equity interest by $33,000, Tekers common stock by $4,000 and Octagon Fund by approximately $143,000. In addition, increases in the cost basis and fair value of the loans to Custom Alloy, Marine, Summit, U.S. Gas, Freshii and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $775,585. The Valuation Committee also decreased the fair value of the Company’s investments in HH&B common stock by $100,000, MVC Partners equity interest by approximately $113,000, MVCFS’ General Partnership interest in the PE Fund by approximately $3,000, and Velocitius equity interest by approximately $2.1 million. Also, during the quarter ended April 30, 2012, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $94,000.

During the quarter ended July 31, 2012, the Valuation Committee increased the fair value of the Company’s investments in Vestal common stock by approximately $1.2 million and RuMe preferred stock by approximately $417,000. In addition, increases in the cost basis and fair value of the loans to Custom Alloy, Marine, Summit, U.S. Gas, Freshii and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $759,887. The Valuation Committee also decreased the fair value of the Company’s investments in BPC equity interest by $180,000, HH&B common stock by $150,000, MVC Automotive equity interest by approximately $1.1 million, MVC Partners equity interest by approximately $565,000, Security Holdings equity interest by approximately $6.5 million, SGDA Europe equity interest by approximately $3.1 million, Tekers common stock by $141,000, Turf equity interest by $618,000 and Velocitius equity interest by approximately $1.9 million. Also, during the quarter ended July 31, 2012, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $107,000.

During the nine month period ended July 31, 2012, the Valuation Committee increased the fair value of the Company’s investments in Octagon Fund by approximately $227,000, RuMe preferred stock by approximately $417,000 and Vestal common stock by approximately $2.4 million. The Valuation Committee also increased the fair values of the Company’s escrow receivables related to Vitality by $130,000 and Vendio by approximately $13,000. In addition, increases in the cost basis and fair value of the loans to Custom Alloy, Marine, Summit U.S. Gas, and Freshii and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $2,294,938. The Valuation Committee also decreased the fair value of the Company’s investments in BP term loan A by $100,000, HH&B common stock by $750,000, MVC Automotive equity interest by approximately $8.6 million, SGDA Europe equity interest by approximately $2.8 million, Security Holdings equity interest by approximately $6.2 million, Turf equity interest by $118,000, BPC equity interest by $180,000, MVC Partners equity interest by approximately $1.0 million, MVCFS’ General Partnership interest in the PE Fund by approximately $11,000, NPWT common and preferred stock by approximately $6,000 and $120,000, respectively, Tekers common stock by $417,000 and Velocitius equity interest by approximately $5.8 million. The Valuation Committee also determined to value the liability associated with the Ohio Medical guarantee at $700,000. Also, during the nine month period ended July 31, 2012, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $89,000.

At July 31, 2012, the fair value of all portfolio investments, exclusive of short-term investments, was $425.5 million with a cost basis of $342.0 million. At July 31, 2012, the fair value and cost basis of portfolio investments of the Legacy Investments was $10.8 million and $30.3 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $414.7 million and $311.7 million, respectively. At October 31, 2011, the fair value of all portfolio investments, exclusive of short-term securities, was $452.2 million, with a cost basis of $358.2 million. At October 31, 2011, the fair value and cost basis of portfolio investments of the Legacy Investments was $10.8 million and $32.3 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $441.4 million and $325.9 million, respectively.

For the Fiscal Year Ended October 31, 2011

During the fiscal year ended October 31, 2011, the Company made six new investments, committing capital totaling approximately $26.1 million. The investments were made in Octagon Fund ($3.0 million), JSC Tekers ($4.0 million), Teleguam ($7.0 million), Pre-Paid Legal ($8.0 million), RuMe ($1.2 million) and Centile ($3.0 million).

During the fiscal year ended October 31, 2011, the Company made seven follow-on investments in four existing portfolio companies totaling approximately $17.1 million. On January 27, 2011, the Company invested $3.3 million in Security Holdings in the form of an additional equity interest. On January 28, 2011, the Company loaned an additional $5.0 million to Security Holdings in the form of a bridge loan with an annual interest rate of 3%. This bridge loan allowed Security Holdings to secure project guarantees. On May 4, 2011, the Company invested $500,000 in NPWT to acquire 5,000 shares of convertible preferred stock. On May 26, 2011 and September 14, 2011, the Company invested an additional $150,000 on each date into HH&B to acquire an additional 47,612 shares of common stock. On September 6, 2011, the Company invested $7.0 million in Security Holdings in the form of an additional equity interest. On October 17, 2011, the Company invested $1.0 million in SGDA Europe in the form of additional equity interest. In addition, during the fiscal year ended October 31, 2011, the Company invested approximately $10.0 million in the SPDR Barclays Capital High Yield Bond Fund and approximately $10.0 million in the iShares S&P U.S. Preferred Stock Index Fund.

These investments were sold during the fiscal year ended October 31, 2011, resulting in a realized gain of approximately $106,000. The investments in these exchange traded funds were intended to provide the Company with higher yielding investments than cash and cash equivalents while awaiting deployment into portfolio companies pursuant to the Company’s principal investment strategy. TTG Advisers had voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be subject to the base management fee due to TTG Advisers under the Advisory Agreement.

Effective November 4, 2010, the interest rate on the Turf senior subordinated loan was reduced from 15% to 13% and the maturity date on the senior subordinated loan and junior revolving note was extended to January 31, 2014.

On November 30, 2010, the Company loaned an additional $700,000 to Harmony Pharmacy, which was the remaining portion of the $1.3 million demand note committed on September 23, 2010.

On November 30, 2010, a public Uniform Commercial Code (“UCC”) sale of Harmony Pharmacy’s assets took place. Prior to this sale, the Company formed a new entity, HH&B. The Company assigned its secured debt interest in Harmony Pharmacy of approximately $6.4 million to HH&B in exchange for a majority of the economic ownership. At the UCC sale, HH&B submitted a successful credit bid of approximately $5.9 million for all of the assets of Harmony Pharmacy. On December 21, 2010, Harmony Pharmacy filed for dissolution in the states of California, New Jersey and New York. As a result, the Company realized an $8.4 million loss on its investment in Harmony Pharmacy.

On December 1, 2010, Amersham filed for dissolution in the State of California as all operating divisions were sold in 2010. As a result, the Company realized a $6.5 million loss on its investment in Amersham. The Company may be eligible to receive proceeds from an earnout related to the sale of an operating division once the senior lender is repaid in full. At this time, it is not likely that any proceeds will be received by the Company.

On January 11, 2011, SHL Group Limited, which provides workplace talent assessment solutions, including ability and personality tests, and psychometric assessments, acquired the Company’s portfolio company PreVisor. The Company received 1,518,762 common shares of SHL Group Limited for its investment in PreVisor. The cost basis and market value of the Company’s investment remained unchanged at the time as a result of the transaction.

On January 25, 2011, the Company sold its common stock in LHD Europe and received approximately $542,000 in proceeds, which resulted in a realized gain of approximately $317,000.

On March 1, 2011, SP repaid its first lien and second lien loans in full including all accrued interest. The Company received a $500,000 termination fee associated with the repayment of the loans.

On April 29, 2011, assets from a division of Ohio Medical were distributed to Ohio Medical shareholders on a pro-rata basis. The Company received 281 shares of common stock in NPWT as a result of this transaction.

On May 26, 2011, Security Holdings repaid its bridge loan in full, including all accrued interest.

On August 1, 2011, as part of a restructuring of the Company’s investment in HuaMei, the Company sold its shares to HuaMei, resulting in a realized loss of $2.0 million.

On August 31, 2011, Sonexis, a Legacy Investment, completed the dissolution of its operations and the sale of its assets. The Company realized a loss of $10.0 million as a result of this dissolution.

On October 3, 2011, Storage Canada, LLC (“Storage Canada”) repaid its term loan in full including all accrued interest.

On October 17, 2011, the Company converted SGDA Europe’s $1.5 million senior secured loan and all accrued interest to additional common equity interest.

On October 28, 2011, Total Safety repaid its first and second lien loans in full including all accrued interest.

On October 31, 2011, the Company received a distribution from NPWT of $500,000, which was treated as a return of capital and returned all cash invested into NPWT to the Company.

During the fiscal year ended October 31, 2011, Marine Exhibition Corporation (“Marine”) made principal payments totaling $450,000 on its senior subordinated loan. The balance of the loan as of October 31, 2011 was approximately $12.0 million.

During the fiscal year ended October 31, 2011, Octagon borrowed and repaid $1.5 million on its revolving line of credit. Octagon cancelled the revolving line of credit effective June 30, 2011. As of October 31, 2011, the revolving credit facility was no longer a commitment of the Company.

During the fiscal year ended October 31, 2011, the Valuation Committee increased the fair value of the Company’s investments in Summit common stock by $14.5 million, SHL Group Limited common stock by $4.9 million, Security Holdings equity interest by approximately $17.6 million, Total Safety first lien loan by approximately $74,000, U.S. Gas preferred stock by $2.5 million and Velocitius equity interest by $200,000. In addition, increases in the cost basis and fair value of the loans to Custom Alloy, SP, Marine, Summit and U.S. Gas and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $3,174,721. The Valuation Committee also increased the fair value of the Ohio Medical preferred stock by approximately $1.9 million due to PIK distributions, which were treated as a return of capital. Also, during the fiscal year ended October 31, 2011, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $589,000. The Valuation Committee also decreased the fair value of the Company’s investments in MVC Automotive equity interest by approximately $1.7 million, Tekers common stock by approximately $2.3 million, Octagon Fund by $209,000, BP second lien loan by $3.9 million and term loan A and B by a combined $3.2 million, Ohio Medical common stock by $500,000 and preferred stock by approximately $8.0 million, NPWT common and preferred stock by a net amount of $200,000, HuaMei common stock by approximately $1.5 million, SGDA Europe equity interest by approximately $4.3 million, Vestal common stock by $745,000 and HH&B by $5.7 million during the fiscal year ended October 31, 2011.

At October 31, 2011, the fair value of all portfolio investments, exclusive of short-term investments, was $452.2 million with a cost basis of $358.2 million. At October 31, 2011, the fair value and cost basis of portfolio investments of the Legacy Investments was $10.8 million and $32.3 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $441.4 million and $325.9 million, respectively. At October 31, 2010, the fair value of all portfolio investments, exclusive of short-term securities, was $433.9 million, with a cost basis of $375.6 million. At October 31, 2010, the fair value and cost basis of portfolio investments of the Legacy Investments was $10.8 million and $42.3 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $423.1 million and $333.3 million, respectively.

Portfolio Companies

During the nine month period ended July 31, 2012, the Company had investments in:

Actelis Networks, Inc.

Actelis Networks, Inc. (“Actelis”), Fremont, California, a Legacy Investment, provides authentication and access control solutions designed to secure the integrity of e-business in Internet-scale and wireless environments.

At October 31, 2011 and July 31, 2012, the Company’s investment in Actelis consisted of 150,602 shares of Series C preferred stock at a cost of $5.0 million. The investment has been fair valued at $0.

Biovation Holdings Inc.

Biovation, Mankato, Minnesota, is a manufacturer and marketer of environmentally friendly, organic and sustainable laminate materials and composites.

On May 22, 2012, the Company invested $1.5 million in Biovation in the form of a loan. The loan bears annual interest at 12% and matures on February 28, 2014.

At July 31, 2012, the Company’s investment in Biovation had an outstanding balance, cost basis and fair value of approximately $1.5 million.

Peter Seidenberg, Chief Financial Officer of the Company, and Jim Lynch, a representative of the Company, serve as directors of Biovation.

BP Clothing, LLC

BP, Pico Rivera, California, is a company that designs, manufactures, markets and distributes under several brand names women’s apparel.

At October 31, 2011, the Company’s investment in BP consisted of a $20.4 million second lien loan, a $2.0 million term loan A, and a $2.0 million term loan B. The second lien loan bears annual interest at 16.5%. The second lien loan had a $17.5 million principal face amount and was issued at a cost basis of $17.5 million. The second lien loan’s cost basis was subsequently discounted to reflect loan origination fees received. The maturity date of the second lien loan is July 18, 2012. The principal balance is due upon maturity. The term loan A bears annual interest at LIBOR plus 7.75% or Prime Rate plus 6.75%. The term loan B bears annual interest at LIBOR plus 10.75% or Prime Rate plus 9.75%. The interest rate option on the loan assignments is at the borrower’s discretion. Both term loans matured on July 18, 2011. The combined cost basis and fair value of the investments at October 31, 2011 was $23.6 million and $280,000, respectively.

On December 12, 2011, BP filed for Chapter 11 protection in New York with agreement to turn ownership over to secured lenders under a bankruptcy reorganization plan. Secured lenders, including the Company, agreed to support a Chapter 11.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the term loan A by $100,000.

On June 20, 2012, BP completed the bankruptcy process which resulted in a realized loss of approximately $23.4 million on the Company’s second lien loan, term loan A and term loan B. As a result of the bankruptcy process, the Company received limited liability company interest in BPC II, LLC.

At July 31, 2012, the Company no longer held an investment in BP.

BPC II, LLC

BPC, Arcadia, California, is a company that designs, manufactures, markets and distributes under several brand names women’s apparel.

On December 12, 2011, BP filed for Chapter 11 protection in New York with agreement to turn ownership over to secured lenders under a bankruptcy reorganization plan. Secured lenders, including the Company, agreed to support a Chapter 11.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the limited liability company interest in BPC by $180,000.

On June 20, 2012, BP completed the bankruptcy process which resulted in a realized loss of approximately $23.4 million on the second lien loan, term loan A and term loan B. As a result of the bankruptcy process, the Company received limited liability company interest in BPC II, LLC.

At July 31, 2012, the equity investment had a cost basis of $180,000 and a fair value of $0.

Centile Holding B.V.

Centile, Sophia-Antipolis, France, is a leading European innovator of unified communications, network platforms, hosted solutions, applications and tools that help mobile, fixed and web-based communications service providers serve the needs of enterprise end users.

At October 31, 2011 and July 31, 2012, the Company’s investment in Centile consisted of common equity interest at a cost and fair value of approximately $3.0 million.

Christopher Sullivan, a representative of the Company, serves as a director of Centile.

Custom Alloy Corporation

Custom Alloy, High Bridge, New Jersey, manufactures time sensitive and mission critical butt-weld pipe fittings for the natural gas pipeline, power generation, oil/gas refining and extraction, and nuclear generation markets.

At October 31, 2011, the Company’s investment in Custom Alloy consisted of nine shares of convertible series A preferred stock at a cost and fair value of $44,000 and 1,991 shares of convertible series B preferred stock at a cost and fair value of approximately $10.0 million. The unsecured subordinated loan, which bears annual interest at 14% and was to mature on September 18, 2012, had a cost of $14.5 million and a fair value of $14.6 million.

At July 31, 2012, the Company’s investment in Custom Alloy consisted of nine shares of convertible series A preferred stock at a cost and fair value of $44,000 and the 1,991 shares of convertible series B preferred stock had a cost and fair value of approximately $10.0 million. The unsecured subordinated loan had a cost basis, outstanding balance and a fair value of approximately $15.3 million. The Company extended the maturity date of the loan to June 18, 2013. The increase in the cost basis and fair value of the loan is due to the amortization of loan origination fees and the capitalization of “payment in kind” interest. These increases were approved by the Company’s Valuation Committee.

Michael Tokarz, Chairman of the Company, and Shivani Khurana, representative of the Company, serve as directors of Custom Alloy.

DPHI, Inc. (formerly DataPlay, Inc.)

DPHI, Inc. (“DPHI”), Boulder, Colorado, a Legacy Investment, is trying to develop new ways of enabling consumers to record and play digital content.

At October 31, 2011 and July 31, 2012, the Company’s investment in DPHI consisted of 602,131 shares of Series A-1 preferred stock with a cost of $4.5 million. This investment has been fair valued at $0.

Foliofn, Inc.

Folio fn , Vienna, Virginia, a Legacy Investment, is a financial services technology company that offers investment solutions to financial services firms and investors.

At October 31, 2011 and July 31, 2012, the Company’s investment in Folio fn consisted of 5,802,259 shares of Series C preferred stock with a cost of $15.0 million and a fair value of $10.8 million.

Bruce Shewmaker, an officer of the Company, serves as a director of Foliofn.

Freshii USA, Inc.

Freshii, Chicago, Illinois, is a chain of “fast casual” restaurants serving fresh and healthy food for breakfast, lunch and dinner. Freshii currently has 33 locations in 21 cities and four countries.

On January 13, 2012, the Company invested $1.0 million in Freshii in the form of a senior secured loan with an annual interest rate of 12% and a maturity date of January 13, 2016, and received a warrant at no cost to the Company. The Company allocated a portion of the cost basis in the senior secured loan to the warrant at the time the investment was made.

At July 31, 2012, the Company’s investment in Freshii consisted of a senior secured loan with an outstanding balance, cost basis and fair value of approximately $1.0 million. The warrant had a cost and fair value of approximately $34,000. The increase in cost and fair value of the loan is due to the amortization of loan origination fees, the capitalization of “payment in kind” interest and the discount associated with the warrant. These increases were approved by the Company’s Valuation Committee.

GDC Acquisitions, LLC d/b/a JDC Lighting, LLC

GDC is the holding company of JDC Lighting, LLC (“JDC”). GDC, New York, New York, which was a distributor of commercial lighting and electrical products. The Company believes that GDC is no longer doing business due to alleged accounting discrepancies, which has resulted in an investigation by U.S. Department of Justice.

At October 31, 2011 and July 31, 2012, the Company’s investment in GDC consisted of a $3.3 million senior subordinated loan, bearing annual interest at 17% and matured on August 31, 2011. The loan had an outstanding balance of approximately $3.3 million, a cost basis of approximately $3.2 million and was fair valued at $0. The warrant was fair valued at $0. The Company has reserved in full against the interest accrued on the senior subordinated loan since July 1, 2010.

Harmony Health & Beauty, Inc.

Harmony Health & Beauty, Purchase, New York, purchased the assets of Harmony Pharmacy on November 30, 2010, during a public UCC sale for approximately $6.4 million. HH&B now operates the health and beauty stores previously owned by Harmony Pharmacy in John F. Kennedy International Airport and San Francisco International Airport. The Company’s initial investment consisted of 100,010 shares of common stock.

At October 31, 2011, the Company’s investment in HH&B consisted of 147,621 shares of common stock with a cost of $6.7 million and fair value of $1.0 million.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the common stock by $750,000.

At July 31, 2012, the Company’s investment in HH&B consisted of 147,621 shares of common stock with a cost of $6.7 million and fair value of $250,000.

Michael Tokarz, Chairman of the Company, serves as a director of HH&B.

Integrated Packaging Corporation

IPC, New Brunswick, New Jersey, is a manufacturer of corrugated boxes and packaging material.

At October 31, 2011, the Company’s investment in IPC consisted of a warrant which was received in exchange for services provided to another investor in IPC. The warrant had a zero cost basis and has been fair valued at $0.

On June 27, 2012, IPC completed the liquidation process filed under Chapter 7. There was no realized gain or loss as a result of the liquidation.

At July 31, 2012, the Company no longer held an investment in IPC.

JSC Tekers Holdings

JSC Tekers, Latvia, is an acquisition company focused on real estate management.

At October 31, 2011 and July 31, 2012, the Company’s investment in JSC Tekers consisted of a secured loan with an outstanding balance, a cost basis and a fair value of $4.0 million and 2,250 shares of common stock with a cost basis and fair value of $4,500. The secured loan has an interest rate of 8% and a maturity date of June 30, 2014.

Lockorder Limited (formerly Safestone Technologies PLC)

Lockorder, located in Old Amersham, United Kingdom, a Legacy Investment, provides organizations with technology designed to secure access controls, enforcing compliance with security policies and enabling effective management of corporate IT and e-business infrastructure.

At October 31, 2011 and July 31, 2012, the Company’s investment in Lockorder consisted of 21,064 shares of common stock with a cost of $2.0 million. The investment has been fair valued at $0 by the Company’s Valuation Committee.

Mainstream Data, Inc.

Mainstream Data, Inc. (“Mainstream”), Salt Lake City, Utah, a Legacy Investment, builds and operates satellite, internet and wireless broadcast networks for information companies. Mainstream networks deliver text news, streaming stock quotations and digital images to subscribers around the world.

At October 31, 2011 and July 31, 2012, the Company’s investment in Mainstream consisted of 5,786 shares of common stock with a cost of $3.75 million. The investment has been fair valued at $0.

Marine Exhibition Corporation

Marine, Miami, Florida, owns and operates the Miami Seaquarium. The Miami Seaquarium is a family-oriented entertainment park.

At October 31, 2011, the Company’s investment in Marine consisted of a senior secured loan and 20,000 shares of preferred stock. The senior secured loan had an outstanding balance of approximately $12.0 million and a cost basis of approximately $11.9 million. The senior secured loan bears annual interest at 11% and matures on October 26, 2017. The senior secured loan was fair valued at approximately $12.0 million. The preferred stock was fair valued at approximately $3.0 million. The dividend rate on the preferred stock is 12% per annum.

During the nine month period ended July 31, 2012, Marine made principal payments totaling $450,000 on its senior secured loan.

At July 31, 2012, the Company’s senior secured loan had an outstanding balance, cost basis and a fair value of approximately $11.9 million. The preferred stock had a cost and fair value of approximately $3.2 million. The increase in the outstanding balance, cost and fair value of the loan and preferred stock is due to the amortization of loan origination fees and the capitalization of “payment in kind” interest/dividends. These increases were approved by the Company’s Valuation Committee.

MVC Automotive Group B.V.

MVC Automotive, an Amsterdam-based holding company, owns and operates ten Ford, Jaguar, Land Rover, Mazda, and Volvo dealerships located in Austria, Belgium, and the Czech Republic.

At October 31, 2011, the Company’s investment in MVC Automotive consisted of an equity interest with a cost of approximately $34.7 million and a fair value of approximately $42.5 million. The bridge loan, which bears annual interest at 10% and matures on December 31, 2012, had a cost and fair value of approximately $3.6 million. The guarantees for MVC Automotive were equivalent to approximately $13.7 million at October 31, 2011.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the equity interest by approximately $8.6 million.

At July 31, 2012, the Company’s investment in MVC Automotive consisted of an equity interest with a cost of approximately $34.7 million and a fair value of approximately $33.9 million. The bridge loan had a cost and fair value of approximately $3.6 million. The mortgage guarantee for MVC Automotive was equivalent to approximately $4.9 million at July 31, 2012. This guarantee was taken into account in the valuation of MVC Automotive.

Michael Tokarz, Chairman of the Company, and Christopher Sullivan, a representative of the Company, serve as directors of MVC Automotive.

MVC Partners LLC

MVC Partners, Purchase, New York, a wholly-owned portfolio company, is a private equity firm established primarily to serve as the general partner, managing member or anchor investor of private or other investment vehicles.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the GP. Of the $20.1 million total commitment, the Company, via MVC Partners, has committed $19.6 million to the PE Fund as its anchor limited partner. See MVC Private Equity Fund, L.P. for more information on the PE Fund. The PE Fund has closed on approximately $104 million of capital commitments.

At October 31, 2011, the Company’s equity investment in MVC Partners had a cost basis of approximately $1.4 million and fair value of approximately $1.1 million.

During the nine month period ended July 31, 2012, the Company made three follow-on investments in MVC Partners totaling approximately $8.0 million which was used to fund MVC Partners’ limited partnership commitment to the PE Fund.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the equity interest by approximately $1.0 million.

At July 31, 2012, the Company’s equity investment in MVC Partners had a cost basis of approximately $9.4 million and fair value of approximately $8.1 million.

MVC Private Equity Fund, L.P.

MVC Private Equity Fund, L.P., Purchase, New York, is a private equity fund focused on control equity investments in the lower middle market. MVC GP II, an indirect wholly-owned subsidiary of the Company, serves as the GP to the PE Fund. MVC GP II is wholly-owned by MVCFS, a subsidiary of the Company. The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to participate in Non-Diversified Investments made by the PE Fund. As previously disclosed, the Company is currently restricted from making Non-Diversified Investments. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund. Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund. In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to the remaining 75% of the management and other fees generated by the PE Fund and its portfolio companies and any carried interest generated by the PE Fund. A significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund. Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund. Of the $20.1 million total commitment, MVCFS, via its wholly-owned subsidiary MVC GP II, has committed $500,000 to the PE Fund as its general partner. See MVC Partners for more information on the other portion of the Company’s commitment to the PE Fund. The PE Fund has closed on approximately $104 million of capital commitments.

During the nine month period ended July 31, 2012, the Company, via MVCFS, made three investments in MVC PE Fund totaling approximately $204,000 in the form of a general partnership interest.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the general partnership interest in the PE Fund by approximately $11,000.

At July 31, 2012, the Company’s equity investment in the PE Fund had a cost basis of approximately $204,000 and fair value of approximately $193,000.

NPWT Corporation

NPWT, Gurnee, Illinois, is a medical device manufacturer and distributor of negative pressure wound therapy products.

During October of 2011 NPWT completed the sale of all of its assets to Invacare Corporation (“Invacare”). NPWT received an upfront payment as well as a limited five year royalty based on the sales of eligible product lines. On October 31, 2011, the Company received a distribution from NPWT of $500,000, which was treated as a return of capital and returned all cash invested into NPWT to the Company. This distribution was paid from the upfront payment mentioned previously.

At October 31, 2011, the Company’s investment in NPWT consisted of 281 shares of common with a cost basis of approximately $1.2 million and a fair value of approximately $56,000 and 5,000 shares of convertible preferred stock with a cost basis of $0 and a fair value of $1.0 million.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the common stock by approximately $6,000 and the preferred stock by approximately $120,000.

At July 31, 2012, the common stock had a cost basis of approximately $1.2 million and a fair value of $50,000. The convertible preferred stock had a cost basis of $0 and a fair value of $880,000.

Scott Schuenke, an officer of the Company, serves as a director of NPWT.

Octagon Credit Investors, LLC

Octagon, is a New York-based asset management company that manages leveraged loans and high yield bonds through collateralized debt obligations (“CDO”) funds.

At October 31, 2011, the Company’s investment in Octagon consisted of an equity investment with a cost basis of approximately $2.2 million and a fair value of approximately $5.3 million.

During the nine month period ended July 31, 2012, the cost basis and fair value of the equity investment was increased by approximately $89,000 because of an allocation of flow through income by the Company’s Valuation Committee.

At July 31, 2012, the equity investment had a cost basis of approximately $2.3 million and a fair value of $5.4 million.

Octagon High Income Cayman Fund Ltd.

Octagon Fund, is a private fund that seeks to maximize current income consistent with the preservation of capital through the leveraged loan market. This fund is managed by Octagon, a current portfolio company.

At October 31, 2011, the Company’s investment in Octagon Fund consisted of 3,014 shares of series 1 participating non-voting shares with a cost basis of approximately $3.0 million and a fair value of approximately $2.8 million.

During the nine month period ended July 31, 2012, the Valuation Committee increased the fair value of the investment by approximately $227,000.

On March 23, 2012, the Company sold its shares in the Octagon Fund for approximately $3.0 million resulting in a realized gain of approximately $18,000. The Company received approximately $2.9 million of the $3.0 million with the remaining proceeds of approximately $152,000 to be distributed when the Octagon Fund’s fiscal year audit is complete. The Company received additional proceeds of approximately $86,000 over the life of the investment.

At July 31, 2012, the Company no longer held an investment in Octagon Fund.

Ohio Medical Corporation

Ohio Medical, Gurnee, Illinois, is a manufacturer and supplier of suction and oxygen therapy products, medical gas equipment, and input devices.

At October 31, 2011, the Company’s investment in Ohio Medical consisted of 5,620 shares of common stock with a cost basis and fair value of approximately $15.8 million and $0, respectively, and 18,102 shares of convertible preferred stock with a cost basis of $30.0 million and a fair value of $39.5 million.

On November 30, 2011, as part of Ohio Medical’s refinancing of their debt, the Company agreed to guarantee a series B preferred stock tranche of equity, with a 12% coupon for the first 18 months it is outstanding. After that initial period, the rate increases by 400bps to 16% for the next 6 months and increases by 50 bps (.5%) each 6 month period thereafter. As of July 31, 2012, the amount guaranteed was approximately $20.5 million and the guarantee obligation was fair valued at $700,000 by the Valuation Committee.

At July 31, 2012, the Company’s investment in Ohio Medical consisted of 5,620 shares of common stock with a cost basis of approximately $15.8 million and a fair value of $0 and 20,362 shares of convertible preferred stock with a cost basis of $30.0 million and a fair value of $39.5 million. The guarantee obligation had a fair value of negative $700,000.

Michael Tokarz, Chairman of the Company, Peter Seidenberg, Chief Financial Officer of the Company, and Jim O’Connor, a representative of the Company, serve as directors of Ohio Medical.

Pre-Paid Legal Services, Inc.

Pre-Paid Legal, Ada, Oklahoma, is the leading marketer of legal counsel and identity theft solutions to families and small businesses in the U.S. and Canada.

At October 31, 2011, the Company’s investment in Pre-Paid Legal consisted of a $4.0 million tranche A term loan and a $4.0 million tranche B term loan, both purchased at a discount. The tranche A term loan bears annual interest at LIBOR, with a 1.5% floor, plus 6% and matures on January 1, 2017 and the tranche B term loan bears annual interest at LIBOR, with a 1.5% floor, plus 9.5% and matures on January 1, 2017. At October 31, 2011, the loans had a combined outstanding balance of $8.0 million and a cost basis and fair value of approximately $7.8 million.

During the nine month period ended July 31, 2012, Pre-Paid Legal made principal payments on its tranche A term loan totaling approximately $732,000.

At July 31, 2012, the loans had a combined outstanding balance of $7.3 million and a cost basis and fair value of approximately $7.1 million. The increases in the costs of the term loans are due to the amortization of the original issue discount.

RuMe, Inc.

RuMe, Denver, Colorado, produces functional, affordable and responsible products for the environmentally and socially-conscious consumer reducing dependence on single-use products.

At October 31, 2011, the Company’s investment in RuMe consisted of 999,999 shares of common stock with a cost basis and fair value of approximately $160,000 and 4,999,076 shares of series B-1 preferred stock with a cost basis and fair value of approximately $1.0 million.

During the nine month period ended July 31, 2012, the Valuation Committee increased the fair value of the preferred stock by approximately $417,000.

At July 31, 2012, the Company’s investment in RuMe consisted of 999,999 shares of common stock with a cost basis and fair value of approximately $160,000 and 4,999,076 shares of series B-1 preferred stock with a cost basis of approximately $1.0 million and a fair value of approximately $1.4 million.

Christopher Sullivan, a representative of the Company, serves as a director of RuMe.

SafeStone Technologies Limited (formerly Safestone Technologies PLC)

SafeStone Limited, Old Amersham, United Kingdom, a Legacy Investment, provides organizations with technology designed to secure access controls across the extended enterprise, enforcing compliance with security policies and enabling effective management of the corporate IT and e-business infrastructure.

At October 31, 2011, the Company’s investment in SafeStone Limited consisted of 21,064 shares of common stock with a cost of $2.0 million. The investment has been fair valued at $0 by the Company’s Valuation Committee.

On July 10, 2012, the Company sold its 21,064 common shares of Safestone Limited. The amount received from the sale was approximately $50,000 and resulted in a realized loss of approximately $2.0 million.

At July 31, 2012, the Company no longer held an investment in Safestone Limited.

Security Holdings, B.V.

Security Holdings is an Amsterdam-based holding company that owns FIMA, a Lithuanian security and engineering solutions company.

On April 26, 2011, the Company agreed to collateralize a 5.0 million Euro letter of credit from JPMorgan Chase Bank, N.A., which is classified as restricted cash on the Company’s consolidated balance sheet. This letter of credit is being used as collateral for a project guarantee by AB DnB NORD bankas to Security Holdings.

At October 31, 2011, the Company’s common equity interest in Security Holdings had a cost basis of approximately $40.2 million and a fair value of $33.2 million.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the common equity interest by $6.2 million.

At July 31, 2012, the Company’s common equity interest in Security Holdings had a cost basis of approximately $40.2 million and a fair value of approximately $27.0 million.

Christopher Sullivan, a representative of the Company, serves as a director of Security Holdings.

SGDA Europe B.V.

SGDA Europe is an Amsterdam-based holding company that pursues environmental and remediation opportunities in Romania.

At October 31, 2011, the Company’s equity investment had a cost basis of approximately $20.1 million and a fair value of $10.5 million.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the common equity interest by approximately $2.8 million.

At July 31, 2012, the Company’s equity investment had a cost basis of approximately $20.1 million and a fair value of approximately $7.7 million.

Christopher Sullivan, a representative of the Company, serves as a director of SGDA Europe.

SGDA Sanierungsgesellschaft fur Deponien und Altasten GmbH

SGDA, Zella-Mehlis, Germany, is a company that is in the business of landfill remediation and revitalization of contaminated soil.

At October 31, 2011 and July 31, 2012, the Company’s investment in SGDA consisted of a term loan with an outstanding balance and cost basis of approximately $6.2 million. The term loan bears annual interest at 7.0% and matures on August 31, 2012. The term loan was fair valued at approximately $6.2 million.

SHL Group Limited (formerly PreVisor, Inc.)

SHL Group Limited, London, United Kingdom, provides workplace talent assessment solutions including ability and personality tests, and psychometric assessments in more than 50 countries and in 30 languages.

On May 31, 2006, the Company invested $6.0 million in PreVisor in the form of 9 shares of common stock. Mr. Tokarz, our Chairman and Portfolio Manager, is a minority non-controlling shareholder of PreVisor. Our Board of Directors, including all of the Independent Directors, approved the transaction (Mr. Tokarz recused himself from making a determination or recommendation on this matter).

At October 31, 2011, the Company’s investment in SHL Group Limited consisted of 1,518,762 shares of common stock with a cost basis and fair value of $6.0 million and $15.3 million, respectively.

On February 1, 2012, the Company made an equity investment in SHL Group Limited of approximately $48,000 for an additional 9,568 shares of common stock.

On July 2, 2012, The Corporate Executive Board (NYSE:EXBD), acquired SHL Group Limited for $660 million in cash. Upon closing of the transaction, the Company anticipates receiving net proceeds of approximately $15.3 million, its approximate fair market value as of July 31, 2012. See “Subsequent Events” below.

At July 31, 2012, the Company’s investment in SHL Group Limited consisted of 1,528,330 shares of common stock with a cost basis of approximately $6.0 million and a fair value of approximately $15.3 million.

SIA Tekers Invest

Tekers, Riga, Latvia, is a port facility used for the storage and servicing of vehicles.

At October 31, 2011, the Company’s investment in Tekers consisted of 68,800 shares of common stock with a cost of $2.3 million and a fair value of approximately $1.5 million. The Company guaranteed a 1.4 million Euro mortgage for Tekers. The guarantee was equivalent to approximately $348,000 at October 31, 2011 for Tekers.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the common stock by $417,000.

At July 31, 2012, the Company’s investment in Tekers consisted of 68,800 shares of common stock with a cost of $2.3 million and a fair value of approximately $1.1 million. The guarantee for Tekers had a commitment of 175,000 euros at July 31, 2012, equivalent to approximately $215,000. This guarantee was taken into account in the valuation of Tekers.

Summit Research Labs, Inc.

Summit, Huguenot, New York, is a specialty chemical company that manufactures antiperspirant actives.

At October 31, 2011, the Company’s investment in Summit consisted of a second lien loan and 1,115 shares of common stock. The second lien loan bears annual interest at 14% and matures on August 31, 2013. The second lien loan had an outstanding balance of $11.1 million with a cost of $11.0 million. The second lien loan was fair valued at $11.1 million. The common stock had been fair valued at $74.5 million with a cost basis of $16.0 million.

On March 7, 2012, the Board of Directors of Summit approved a recapitalization and declared a $15.0 million dividend, of which $12.0 million was paid to the Company resulting in a reduction in the fair value of the common stock by $12.0 million.

At July 31, 2012, the Company’s second lien loan had an outstanding balance of approximately $11.7 million with a cost of approximately $11.6 million. The second lien loan was fair valued at approximately $11.7 million. The 1,115 shares of common stock were fair valued at $62.5 million and had a cost basis of $16.0 million. The increase in cost and fair value of the loan is due to the amortization of loan origination fees and the capitalization of “payment in kind” interest. These increases were approved by the Company’s Valuation Committee.

Michael Tokarz, Chairman of the Company, and Puneet Sanan and Shivani Khurana, representatives of the Company, serve as directors of Summit.

Teleguam Holdings LLC

Teleguam, Guam, is a rural local exchange carrier providing broadband services, and local, long-distance and wireless phone services on the island of Guam.

At October 31, 2011, the Company’s investment in Teleguam consisted of a $7.0 million second lien loan, which was purchased at a discount, with an annual interest of LIBOR plus 8%, with a 1.75% LIBOR floor, and a maturity date of June 9, 2017. The loan had an outstanding balance of $7.0 million and a cost basis and fair value of approximately $6.9 million.

At July 31, 2012, the loan had an outstanding balance of $7.0 million and a cost basis and fair value of approximately $6.9 million. The increase in the cost and fair value of the second lien loan is due to the amortization of the original issue discount.

Turf Products, LLC

Turf, Enfield, Connecticut, is a wholesale distributor of golf course and commercial turf maintenance equipment, golf course irrigation systems and consumer outdoor power equipment.

At October 31, 2011, the Company’s investment in Turf consisted of a senior subordinated loan, bearing interest at 13% per annum with a maturity date of January 31, 2014, a junior revolving note, bearing interest at 6% per annum with a maturity date of January 31, 2014, LLC membership interest, and warrants. The senior subordinated loan had an outstanding balance, cost basis and a fair valued of $8.4 million. The junior revolving note had an outstanding balance, cost, and fair value of $1.0 million. The membership interest had a cost of $3.5 million and a fair value of $2.7 million. The warrants had a cost of $0 and a fair value of $0.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the membership interest by $118,000.

At July 31, 2012, the mezzanine loan had an outstanding balance, cost basis and a fair value of approximately $8.4 million. The junior revolving note had an outstanding balance and fair value of $1.0 million. The membership interest has a cost of approximately $3.5 million and a fair value of approximately $2.6 million. The warrants had a cost of $0 and a fair value of $0.

Michael Tokarz, Chairman of the Company, and Puneet Sanan and Shivani Khurana, representatives of the Company, serve as directors of Turf.

U.S. Gas & Electric, Inc.

U.S. Gas, North Miami Beach, Florida, is a licensed Energy Service Company (“ESCO”) that markets and distributes natural gas to small commercial and residential retail customers in the state of New York.

At October 31, 2011, the Company’s investment in U.S. Gas consisted of a second lien loan with an outstanding balance, cost and fair value of $9.1 million. The second lien loan bears annual interest at 14% and was to mature on July 26, 2012. The 32,200 shares of convertible Series I preferred stock had a fair value of $78.5 million and a cost of $500,000, and the convertible Series J preferred stock had a fair value of $2.6 million and a cost of $0.

At July 31, 2012, the second lien loan had an outstanding balance, cost basis and a fair value of approximately $9.5 million. The increases in the outstanding balance, cost and fair value of the loan are due to the amortization of loan origination fees and the capitalization of “payment in kind” interest. These increases were approved by the Company’s Valuation Committee. The maturity date for the second lien loan was extended to June 30, 2015. The convertible Series I preferred stock had a fair value of $81.1 million and a cost of $500,000 and the convertible Series J preferred stock had a cost and fair value of $0. The value of the Series J preferred shares was transferred to the Series I preferred shares as a result of share buybacks, cancellations of certain other shareholders shares and U.S. Gas exceeding performance targets.

Puneet Sanan, a representative of the Company, and Warren Holtsberg, a director of the Company, serve as Chairman and director, respectively, of U.S. Gas.

Velocitius B.V.

Velocitius, a Netherlands based holding company, manages wind farms based in Germany through operating subsidiaries.

At October 31, 2011, the Company’s investment in Velocitius consisted of an equity investment with a cost of $11.4 million and a fair value of $25.1 million.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the equity investment by approximately $5.8 million.

At July 31, 2012, the equity investment in Velocitius had a cost of $11.4 million and a fair value of $19.3 million.

Bruce Shewmaker, an officer of the Company, serves as a director of Velocitius.

Vestal Manufacturing Enterprises, Inc.

Vestal, Sweetwater, Tennessee, is a market leader for steel fabricated products to brick and masonry segments of the construction industry. Vestal manufactures and sells both cast iron and fabricated steel specialty products used in the construction of single-family homes.

At October 31, 2011, the Company’s investment in Vestal consisted of a senior subordinated promissory note and 81,000 shares of common stock. The senior subordinated note had an annual interest of 12%, a maturity date of April 29, 2013 and an outstanding balance, cost, and fair value of $600,000. The 81,000 shares of common stock had a cost basis of $1.9 million and a fair value of $1.5 million.

During the nine month period ended July 31, 2012, the Valuation Committee increased the fair value of the common stock by approximately $2.4 million.

At July 31, 2012, the Company’s investment in Vestal consisted of a senior subordinated promissory note and 81,000 shares of common stock. The senior subordinated note had an outstanding balance, cost, and fair value of $600,000. The 81,000 shares of common stock had a cost basis of approximately $1.9 million and a fair value of $3.9 million.

Bruce Shewmaker and Scott Schuenke, officers of the Company, serve as directors of Vestal.

Liquidity and Capital Resources

Our liquidity and capital resources are derived from our credit facility and cash flows from operations, including investment sales and repayments and income earned. Our primary use of funds includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our credit facility, proceeds generated from our portfolio investments and/or proceeds from public and private offerings of securities to finance pursuit of our investment objective.

At July 31, 2012, the Company had investments in portfolio companies totaling $425.5 million. Also, at July 31, 2012, the Company had investments in unrestricted cash and cash equivalents totaling approximately $24.9 million. The Company also had approximately $6.2 million in restricted cash and cash equivalents related to the project guarantee for Security Holdings. The Company considers all money market and other cash investments purchased with an original maturity of less than three months to be cash equivalents. U.S. government securities and cash equivalents are highly liquid. Pending investments in portfolio companies pursuant to our principal investment strategy, the Company may make other short-term or temporary investments, including in exchange-traded funds and private investment funds offering periodic liquidity.

During the nine month period ended July 31, 2012, the Company made two new investments, committing capital totaling $2.5 million. The investments were made in Freshii ($1.0 million) and Biovation ($1.5 million).

During the nine month period ended July 31, 2012, the Company made seven follow-on investments in three existing portfolio companies totaling approximately $8.3 million. The Company through MVC Partners Limited Partnership interest and MVCFS’ General Partnership interest contributed approximately $8.2 million of its $20.1 million capital commitment to the PE Fund, which as of July 31, 2012, has invested in Plymouth Rock Energy, LLC, Gibdock Limited and Focus Pointe Holdings, Inc. On February 1, 2012, the Company made an equity investment in SHL Group Limited of approximately $48,000 for an additional 9,568 shares of common stock.

Current commitments include:

Commitments of the Company:

At July 31, 2012, the Company’s existing commitments to portfolio companies consisted of the following:

Portfolio Company	Amount Committed	Amount Funded at July 31, 2012
Turf	$1.0 million	$1.0 million
MVC Partners/MVCFS	$20.1 million	$8.2 million
Total	$21.1 million	$9.2 million

Guarantees:

As of July 31, 2012, the Company had the following commitments to guarantee various loans and mortgages:

Guarantee	Amount Committed	Amount Funded at July 31, 2012
MVC Automotive	$4.9 million	—
Tekers	$215,000	—
Ohio Medical	$20.5 million	—
Total	$25.6 million	—

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies. At July 31, 2012, the Valuation Committee estimated the fair values of the guarantee obligations noted above to be $700,000.

These guarantees are further described below, together with the Company’s other commitments.

On June 30, 2005, the Company pledged its common stock of Ohio Medical to Guggenheim to collateralize a loan made by Guggenheim to Ohio Medical.

On July 19, 2007, the Company agreed to guarantee a 1.4 million Euro mortgage for Tekers. The guarantee had a commitment of approximately 175,000 euros at July 31, 2012, equivalent to approximately $215,000.

On January 15, 2008, the Company agreed to guarantee a 6.5 million Euro mortgage for MVC Automotive. The guarantee had a commitment of approximately 5.9 million euros at October 31, 2011, equivalent to approximately $8.2 million. On July 31, 2012, the mortgage that was guaranteed was repaid by MVC Automotive, resulting in the release of the guarantee. As of July 31, 2012, the guarantee was no longer a commitment of the Company.

On January 16, 2008, the Company agreed to support a 4.0 million Euro mortgage for a Ford dealership owned and operated by MVC Automotive (equivalent to approximately $4.9 million at July 31, 2012) through making financing available to the dealership and agreeing under certain circumstances not to reduce its equity stake in MVC Automotive. The Company has consistently reported the amount of the guarantee as 4.0 million Euro. The Company and MVC Automotive continue to view this amount as the full amount of our commitment. Erste Bank, the bank extending the mortgage to MVC Automotive, believes, based on a different methodology, that the balance of the guarantee as of July 31, 2012 is approximately 6.9 million Euro (equivalent to approximately $8.4 million). The Company and MVC Automotive are working to resolve this discrepancy.

On July 31, 2008, the Company extended a $1.0 million loan to Turf in the form of a secured junior revolving note. The note bears annual interest at 6.0% and expires on January 31, 2014. On July 31, 2008, Turf borrowed $1.0 million from the secured junior revolving note. At October 31, 2011 and July 31, 2012, the outstanding balance of the secured junior revolving note was $1.0 million.

On March 31, 2010, the Company pledged its Series I and Series J preferred stock of U.S. Gas to Macquarie Energy as collateral for Macquarie Energy’s trade supply credit facility to U.S. Gas.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as GP. The PE Fund closed on approximately $104 million of capital commitments. As of July 31, 2012, $8.2 million of the Company’s commitment was contributed.

On April 26, 2011, the Company agreed to collateralize a 5.0 million Euro letter of credit from JPMorgan Chase Bank, N.A., which is classified as restricted cash on the Company’s consolidated balance sheet. This letter of credit is being used as collateral for a project guarantee by AB DnB NORD bankas to Security Holdings.

On November 30, 2011, as part of Ohio Medical’s refinancing of their debt, the Company agreed to guarantee a series B preferred stock tranche of equity, with a 12% coupon for the first 18 months it is outstanding. After that initial period, the rate increases by 400bps to 16% for the next 6 months and increases by 50 bps (.5%) each 6 month period thereafter. As of July 31, 2012, the amount guaranteed was approximately $20.5 million and the guarantee obligation was fair valued at $700,000 by the Valuation Committee.

Commitments of the Company

Effective November 1, 2006, under the terms of the Investment Advisory and Management Agreement with TTG Advisers, which has since been amended and restated (the “Advisory Agreement”) and described in Note 9 of the consolidated financial statements, “Management”, TTG Advisers is responsible for providing office space to the Company and for the costs associated with providing such office space. The Company’s offices continue to be located on the second floor of 287 Bowman Avenue, Purchase, New York 10577.

On April 27, 2006, the Company and MVCFS, as co-borrowers, entered into a four-year, $100 million Credit Facility, consisting of $50.0 million in term debt and $50.0 million in revolving credit, with Guggenheim as administrative agent for the lenders. On April 13, 2010, the Company renewed the Credit Facility for three years. The Credit Facility now only consists of a $50.0 million term loan, which will expire on April 27, 2013, at which time the outstanding amount under the Credit Facility will be due and payable. As of July 31, 2012, there was $50.0 million outstanding on the Credit Facility. The proceeds from borrowings made under the Credit Facility are used to fund new and existing portfolio investments and for general corporate purposes. Borrowings under the Credit Facility will bear interest, at the Company’s option, at a floating rate equal to either (i) the LIBOR rate with a 1.25% LIBOR floor (for one, two, three or six months), plus a spread of 4.5% per annum, or (ii) the Prime rate in effect from time to time, plus a spread of 3.50% per annum. The Company paid a closing fee, legal and other costs associated with obtaining and renewing the Credit Facility. These costs are being amortized evenly over the life of the facility. The prepaid expenses on the consolidated balance sheet include the unamortized portion of these costs. Borrowings under the Credit Facility are secured, by among other things, cash, cash equivalents, debt investments, accounts receivable, equipment, instruments, general intangibles, the capital stock of MVCFS, and any proceeds from all the aforementioned items, as well as all other property except for equity investments made by the Company. The Credit Facility includes standard financial covenants including limitations on total assets to debt, debt to equity, interest coverage and eligible debt ratios.

At July 31, 2012, the carrying amount of our Credit Facility approximates the fair value of our Credit Facility, which was $50.0 million. The fair value of our debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of our Credit Facility is estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any.

The Company enters into contracts with portfolio companies and other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to indemnifications to be remote.

Subsequent Events

On August 9, 2012, the Company sold its common shares of SHL Group Limited and received gross proceeds of approximately $15.3 million, resulting in a realized gain of approximately $9.3 million. The $15.3 million in proceeds includes all transaction expenses and approximately $225,000 which will be held in escrow.

On October 15, 2012, the Company received a $2.4 million dividend from one of its portfolio companies, U.S. Gas & Electric, Inc.

On October 15, 2012, the Company declared a dividend of 13.5 cents per share, or approximately $3.2 million to be distributed to shareholders for the fourth quarter of 2012.  The dividend was paid on October 31, 2012 to shareholders of record on October 25, 2012 and represents a 12.5% increase over the prior quarterly dividend.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a Code of Ethics that generally prohibits, among others, any officer or director of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. As a business development company, the 1940 Act also imposes regulatory restrictions on the Company’s ability to engage in certain related party transactions. However, the Company is permitted to co-invest in certain portfolio companies with its affiliates to the extent consistent with applicable law or regulation and, if necessary, subject to specified conditions set forth in an exemptive order obtained from the SEC. Since the Company’s current management team joined the Company in 2003, no transactions have been effected pursuant to the exemptive order. As a matter of policy, our Board has required that any related-party transaction (as defined in Item 404 of Regulation S-K) must be subject to the advance consideration and approval of the Independent Directors, in accordance with applicable procedures set forth in Section 57(f) of the 1940 Act.

The principal equity owner of the Adviser is Mr. Tokarz, our Chairman. Our senior officers and Mr. Holtsberg have other financial interests in the Adviser ( i.e. based on the Adviser’s performance). In addition, our officers and the officers and employees of the Adviser may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by the Adviser or our affiliates. These related businesses currently include a private equity fund (“PE Fund”), the establishment of which was authorized by our Board. As previously disclosed in our 10-K Reports for the last two fiscal years, an indirect wholly-owned subsidiary of the Company serves as the general partner and the Adviser serves as the portfolio manager of the PE Fund, and both entities receives a portion of the carried interest and management fees generated from the PE Fund. The Adviser intends to allocate investment opportunities in a fair and equitable manner.  Our Board has approved a specific policy regarding the allocation of investment opportunities, which is set forth in this prospectus. For a further discussion of this allocation policy, please see "MVC Capital – Our Investment Strategy – Allocation of Investment Opportunities" below.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of each fiscal year ended October 31 since the Company commenced operations, unless otherwise noted.  The report of the Company's current independent registered public accounting firm on the senior securities table as of October 31, 2011, is attached as an exhibit to the Registration Statement of which this prospectus is a part.  The "—" indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Lines of Credit
2000	$—	$—	$—	N/A
2001	$—	$—	$—	N/A
2002	$—	$—	$—	N/A
2003	$—	$—	$—	N/A
2004	$10,025,000	$11,531.18	$—	N/A
2005	$—	$—	$—	N/A
2006	$100,000,000	$3,369.93	$—	N/A
2007	$80,000,000	$5,613.71	$—	N/A
2008	$69,000,000	$7,114.07	$—	N/A
2009	$62,300,000	$7,813.09	$—	N/A
2010	$50,000,000	$9,499.89	$—	N/A
2011	$50,000,000	$9,382.14	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

THE COMPANY

MVC Capital is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. MVC Capital provides debt and equity investment capital to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries primarily located in the United States. Our investments can take the form of common and preferred stock and warrants or rights to acquire equity interests, senior and subordinated loans, or convertible securities. Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "MVC."

Although the Company has been in operation since 2000, the year 2003 marked a new beginning for the Company - Mr. Tokarz and his management team assumed portfolio management responsibilities for the Company in November 2003. Prior to that, the Company had experienced significant valuation declines from investments made by the former management team. After only three quarters of operations under the new management team, the Company posted a profitable third quarter for fiscal year 2004, reversing a trend of 12 consecutive quarters of net investment losses and earned a profit for the entire fiscal year.

The Company has continued its growth.  As of July 31, 2012, the Company's net assets were approximately $392.8 million compared with net assets of approximately $137 million at October 31, 2003 (immediately prior to Mr. Tokarz assuming portfolio management responsibilities for the Company), an approximately $255.8 million or 187% cumulative increase.

ABOUT MVC CAPITAL

The Company is managed by TTG Advisers, the Company's investment adviser, which is headed by Michael Tokarz, who has over 35 years of lending and investment experience. TTG Advisers has a dedicated originations and transaction development investment team with significant experience in private equity, leveraged finance, investment banking, distressed debt transactions and business operations. The members of the investment team have invested in and managed businesses during both recessionary and expansionary periods, through interest rate cycles and a variety of financial market conditions. TTG Advisers has 12 full-time investment professionals and two part-time investment professionals. TTG Advisers also uses the services of other investment professionals with whom it has developed long-term relationships, on an as-needed basis.  In addition, TTG Advisers employs seven other full-time professionals and two part-time professionals who manage the operations of the Company and provide investment support functions both directly and indirectly to our portfolio companies. As TTG Advisers grows, it expects to hire, train, supervise and manage new employees at various levels, many of whom would be expected to provide services to the Company.

Fiscal year 2011 represented another year where we navigated through a challenging environment and prudently deployed capital into new and existing portfolio companies.  During the fiscal year, the Company made six new investments in Octagon High Income Cayman Fund Ltd. (“Octagon Fund”), JSC Tekers Holdings (“JSC Tekers”), Teleguam Holdings, LLC (“Teleguam”), Pre-Paid Legal Services, Inc. (“Pre-Paid Legal”), RuMe, Inc. (“RuMe”) and Centile Holdings B.V. (“Centile”) and made seven follow-on investments in four existing portfolio companies:  Harmony Health & Beauty, Inc. (“HH&B”), SGDA Europe B.V. (“SGDA Europe”), NPWT Corporation (“NPWT”) and Security Holdings B.V. (“Security Holdings”). The total capital committed in fiscal year 2011 was $43.2 million compared to $8.3 million and $6.3 million in fiscal years 2010 and 2009, respectively.

Year to do date fiscal 2012 through July 31, 2012 was another period where capital was prudently deployed.  During the nine month period ended July 31, 2012, the Company made two new investments, committing capital totaling $2.5 million. The investments were made in Freshii USA, Inc. (“Freshii”) ($1.0 million) and Biovation Holdings, Inc. (“Biovation”) ($1.5 million). During the nine month period ended July 31, 2012, the Company made seven follow-on investments in three existing portfolio companies totaling approximately $8.3 million. The Company through MVC Partners, LLC (“MVC Partners”) Limited Partnership interest and MVCFS’ General Partnership interest contributed approximately $8.2 million of its $20.1 million capital commitment to the PE Fund, which as of July 31, 2012, has invested in Plymouth Rock Energy, LLC, Gibdock Limited and Focus Pointe Holdings, Inc. On February 1, 2012, the Company made an equity investment in SHL Group Limited of approximately $48,000 for an additional 9,568 shares of common stock.

Over the past eight years, through October 31, 2011, significant returns have been generated for shareholders.  When the current management team began managing the Company in fiscal 2004, total assets after the tender offer were $108.3 million.  Since then and through October 31, 2011, the Company paid over $74 million in distributions, generated $216.4 million of changes in unrealized appreciation in the portfolio (net of unrealized depreciation) and extracted approximately $58.4 million of cash from the legacy portfolio, which was valued at approximately $24.1 million when the current team assumed control.  The current management team has also earned approximately $13.0 million in realized gains (net of realized losses) thus far on the portfolio (through October 31, 2011) and have repurchased approximately $37.0 million of stock below NAV, including the shares purchased during the 2004 tender offer.

Most recently, the Company declared a 13.5 cent per share dividend for the fourth fiscal quarter of 2012, a 12.5% increase over the prior quarter's distribution.  This distribution represents the thirtieth consecutive quarterly dividend paid by the Company since implementing a dividend policy in July 2005. During fiscal 2012, two of the Company's largest investments, U.S. Gas & Electric, Inc. and Summit Research Labs, Inc. paid distributions to the Company, totaling $16 million.  As of October 31, 2012, the Company has distributed over $85 million to shareholders.

We continue to perform due diligence and seek new investments that are consistent with our objective of maximizing total return from capital appreciation and/or income. We believe that we have extensive relationships with private equity firms, investment banks, business brokers, commercial banks, accounting firms, law firms, hedge funds, other investment firms, industry professionals and management teams of several companies, which can continue to provide us with investment opportunities.

We are currently working on an active pipeline of potential new investment opportunities with a view to move the composition of our portfolio to a more yielding portfolio, over time. We expect that our loan and equity investments will generally range between $3 million and $25 million each, although we may occasionally invest smaller or greater amounts of capital depending upon the particular investment. While the Company does not adhere to a specific equity and debt asset allocation mix, no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses, determined as of the close of each quarter. Our portfolio company investments are typically illiquid and are made through privately negotiated transactions.  We generally target companies with annual revenues of between $10.0 million and $150.0 million and annual EBITDA (earnings before net interest expense, income tax expense, depreciation and amortization) of between $3.0 million and $25.0 million.  We generally seek to invest in companies with a history of strong, predictable, positive EBITDA.  Due to our asset growth and composition, compliance with the RIC (as defined below) requirements currently restricts our ability to make to make additional investments that represent more than 5% of our total assets or more than 10% of the outstanding voting securities of the issuer (“Non-Diversified Investments”).  See "Risk Factors" on page 12 for more information.

We may continue to seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to a private equity or other investment fund(s). In fact, during fiscal year 2006, we established MVC Partners for this purpose. Furthermore, the Board of Directors authorized the establishment of a private equity fund (the “PE Fund”), for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the “GP”). On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund. The PE Fund closed on approximately $104 million of capital commitments. The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make Non-Diversified Investments through the PE Fund. As previously disclosed, the Company is currently restricted from making Non-Diversified Investments.

Our portfolio company investments currently consist of common and preferred stock, other forms of equity interest and warrants or rights to acquire equity interests, senior and subordinated loans, and convertible securities in addition to our interest in the PE fund. At July 31, 2012, the value of all investments in portfolio companies was approximately $425.5 million and our gross assets were approximately $464.8 million.

We expect that our investments in senior loans, subordinated debt, mezzanine debt and other yielding instruments will generally have stated terms of three to ten years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's or lower than "BBB-" by Standard & Poor's). We may invest without limit in debt of any rating and debt that has not been rated by any nationally recognized statistical rating organization.

On July 16, 2004, the Company formed a wholly-owned subsidiary, MVCFS. MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Company and the Company's portfolio companies. The Company does not hold MVCFS for investment purposes. The results of MVCFS are consolidated into the Company and all inter-company accounts have been eliminated in consolidation.

Our Board has the authority to change any of the strategies described in this prospectus without seeking the approval of our shareholders. However, the 1940 Act prohibits us from altering or changing our investment objective, strategies or policies such that we cease to be a business development company and prohibits us from voluntarily withdrawing our election to be regulated as a business development company, without the approval of the holders of a "majority," as defined in the 1940 Act, of our outstanding voting securities.

Corporate History and Offices

The Company was organized on December 2, 1999. Prior to July 2004, our name was meVC Draper Fisher Jurvetson Fund I, Inc. On March 31, 2000, the Company raised $330.0 million in an initial public offering whereupon it commenced operations as a closed-end investment company. On December 4, 2002, the Company announced it had commenced doing business under the name MVC Capital. We are a Delaware corporation and a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. On July 16, 2004, the Company formed MVCFS.

All but two of the independent members of the current Board were first elected at the February 28, 2003 Annual Meeting of the shareholders, replacing the previous Board in its entirety. The new Board then worked on developing a new long-term strategy for the Company. Then, in September 2003, upon the recommendation of the Board, shareholders voted to adopt our new investment objective. With the recommendation of the Board, shareholders also voted to appoint Mr. Tokarz as Chairman and Portfolio Manager to lead the implementation of our new objective and strategy and to stabilize the existing portfolio. Mr. Tokarz and his team managed the Company under an internal structure through October 31, 2006. On September 7, 2006, the shareholders of the Company approved the Advisory Agreement (with over 92% of the votes cast on the agreement voting in its favor) that provided for the Company to be externally managed by TTG Advisers. The agreement took effect on November 1, 2006. TTG Advisers is a registered investment adviser that is controlled by Mr. Tokarz. All of the individuals (including the Company's investment professionals) who had been previously employed by the Company as of the fiscal year ended October 31, 2006 became employed by TTG Advisers.

Our principal executive office is located at 287 Bowman Avenue, Purchase, New York 10577 and our telephone number is (914) 701-0310. Our website address is www.mvccapital.com.

Our Investment Strategy

On November 6, 2003, Mr. Tokarz assumed his current positions as Chairman and Portfolio Manager. We seek to implement our investment objective (i.e., to maximize total return from capital appreciation and/or income) through making a broad range of private investments in a variety of industries. The investments can include common and preferred stock, other forms of equity interests and warrants or rights to acquire equity interests, senior and subordinated loans, or convertible securities. Since assuming responsibilities in 2003, as of July 31, 2012, the Company made 52 new investments and 62 follow-on investments, committing a total of $642.9 million of capital to these investments.

Prior to the adoption of our current investment objective, the Company's investment objective had been to achieve long-term capital appreciation from venture capital investments in information technology companies. The Company's investments had thus previously focused on investments in equity and debt securities of information technology companies.  At July 31, 2012, 2.32% of the fair value of our assets consisted of Legacy Investments. We are, however, seeking to manage these Legacy Investments to try and realize maximum returns. We generally seek to capitalize on opportunities to realize cash returns on these investments when presented with a potential "liquidity event," i.e., a sale, public offering, merger or other reorganization.

Our new portfolio investments are made pursuant to our current objective and strategy. We are concentrating our investment efforts on small and middle-market companies that, in our view, provide opportunities to maximize total return from capital appreciation and/or income. Under our investment approach, we have the authority to invest, without limit, in any one portfolio company, subject to any diversification limits that may be required in order for us to continue to qualify as a RIC under Subchapter M of the Code. Due to our asset growth and composition, compliance with the RIC requirements currently restricts our ability to make additional investments in certain issuers ("Non-Diversified Investments").

We participate in the private equity business generally by providing negotiated equity and/or long-term debt investment capital. Our financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and/or bridge financings. We are typically the lead investor in such transactions but may also provide equity and debt financing to companies led by private equity firms. We generally invest in private companies, though, from time to time, we may invest in small public companies that may lack adequate access to public capital. We may also seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to a private equity or other investment vehicle(s). In fact, during fiscal year 2006, we established MVC Partners for this purpose. Furthermore, the Board of Directors authorized the establishment of a private equity fund (the “PE Fund”), for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the “GP”). On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund. The PE Fund closed on approximately $104 million of capital commitments. The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make Non-Diversified Investments through the PE Fund. As previously disclosed, the Company is currently restricted from making Non-Diversified Investments.

During the nine month period ended July 31, 2012, the Company made seven follow-on investments in three existing portfolio companies totaling approximately $8.3 million. The Company through MVC Partners Limited Partnership interest and MVCFS’ General Partnership interest contributed approximately $8.2 million of its $20.1 million capital commitment to the PE Fund, which as of July 31, 2012, has invested in Plymouth Rock Energy, LLC, Gibdock Limited and Focus Pointe Holdings, Inc.

At July 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009, the fair value of the invested portion (excluding cash and short-term securities) as a percentage of our net assets consisted of the following:

	Fair Value as a Percentage of Our Net Assets
Type of Investment	As of July 31, 2012	As of October 31, 2011	As of October 31, 2010	As of October 31, 2009
Senior/Subordinated Loans and credit facility	22.60%	20.40%	26.17%	36.16%
Common Stock	21.21%	22.41%	18.56%	20.33%
Warrants	0.01%	0.00%	0.00%	0.90%
Preferred Stock	37.39%	34.89%	35.06%	38.86%
Other Equity Investments	27.28%	30.09%	22.30%	22.21%
Guarantees	(0.18%)	-	-	-
Escrow Receivables	0.22%	0.27%	0.49%	-

Substantially all amounts not invested in securities of portfolio companies are invested in short-term, liquid money market investments or held in cash in an interest bearing account. As of July 31, 2012 these investments were valued at approximately $31.0 million or 7.9% of net assets.

The current portfolio has investments in a variety of industries, including energy, medical devices, automotive dealerships, consumer products, specialty chemicals, food and food service, value-added distribution, industrial manufacturing, financial services, and information technology in a variety of geographical areas, including the United States, Europe and Asia.

Market. We have developed and maintain relationships with intermediaries, including investment banks, industry executives, financial services companies and private mezzanine and equity sponsors, through which we source investment opportunities. Through these relationships, we have been able to strengthen our position as an investor. For the transactions in which we may provide debt capital, an equity sponsor can provide a source of additional equity capital if a portfolio company requires additional financing. Private equity sponsors also assist us in confirming due diligence findings when assessing a new investment opportunity, and they may provide assistance and leadership to the portfolio company's management throughout our investment period.

Investment Criteria. Prospective investments are evaluated by TTG Advisers' investment team based upon criteria that may be modified from time to time. The criteria currently being used by management in determining whether to make an investment in a prospective portfolio company include, but are not limited to, management's view of:

•	Opportunity to revitalize and redirect a company's resources and strategy;

•	Businesses with secure market niches and predictable profit margins;

•	The presence or availability of highly qualified management teams;

•	The line of products or services offered and their market potential;

•	The presence of a sustainable competitive advantage;

•	Favorable industry and competitive dynamics; and

•	Stable free cash flow of the business.

Due diligence includes a thorough review and analysis of the business plan and operations of a potential portfolio company. We generally perform financial and operational due diligence, study the industry and competitive landscape, and meet with current and former employees, customers, suppliers and/or competitors. In addition, as applicable, we engage attorneys, independent accountants and other consultants to assist with legal, environmental, tax, accounting and marketing due diligence.

Investment Sourcing. Mr. Tokarz and the other investment professionals have established an extensive network of investment referral relationships. Our network of relationships with investors, lenders and intermediaries includes:

•	Private mezzanine and equity investors;

•	Investment banks;

•	Industry executives;

•	Business brokers;

•	Merger and acquisition advisors;

•	Financial services companies; and

•	Banks, law firms and accountants.

Allocation of Investment Opportunities. In allocating investment opportunities, TTG Advisers adheres to the following policy, which was approved by the Board: TTG Advisers will give the Company priority with respect to all investment opportunities in (i) mezzanine and debt securities and (ii) equity or other "non-debt" investments that are (a) expected to be equal to or less than the lesser of 10% of the Company's net assets or $25.0 million, and (b) issued by U.S. companies with less than $150.0 million in revenues during the prior twelve months.  However, as a result of the PE Fund's close, the PE Fund will now receive a priority allocation of all equity investments that would otherwise be Non-Diversified Investments for the Company, which will terminate on the later of:  (i) the deployment of 80% of the committed capital of the PE Fund or (ii) two years from the first closing date of the PE Fund.

Investment Structure. Portfolio company investments typically will be negotiated directly with the prospective portfolio company or its affiliates. The investment professionals will structure the terms of a proposed investment, including the purchase price, the type of security to be purchased or financing to be provided and the future involvement of the Company and affiliates in the portfolio company's business (including potential representation on its board of directors). TTG Advisers will seek to structure the terms of the investment as to provide for the capital needs of the portfolio company and at the same time seek to maximize the Company's total return.

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and, in certain cases, other capital providers, such as senior, junior and/or equity capital providers, to structure an investment. We negotiate on how our investment is expected to relate relative to the other capital in the portfolio company's capital structure.

We make preferred and common equity investments in companies as a part of our investing activities, particularly when we see an opportunity to profit from the growth of a company and the potential to enhance our returns. At times, we may invest in companies that are undergoing new strategic initiatives or a restructuring but have several of the above attributes and a management team that we believe has the potential to successfully execute their plans. Preferred equity investments may be structured with a dividend yield, which may provide us with a current return, if earned and received by the Company.

Our senior, subordinated and mezzanine debt investments are tailored to the facts and circumstances of the deal. The specific structure is negotiated over a period of several weeks and is designed to seek to protect our rights and manage our risk in the transaction. We may structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, equity calls, take control provisions and board observation. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade quality (rated lower than "Baa3" by Moody's or lower than "BBB-" by Standard & Poor's, commonly referred to as "junk bonds").

Our mezzanine debt investments are typically structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. The loans may have interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of three to ten years, although debt maturities and principal amortization schedules vary.

Our mezzanine debt investments may include equity features, such as warrants or options to buy a minority interest in a portfolio company. Any warrants or other rights we receive with our debt securities generally require only a nominal cost to exercise, and thus, as the portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide minority rights provisions and event-driven puts. We may seek to achieve additional investment return from the appreciation and sale of our warrants.

Under certain circumstances, we may acquire more than 50% of the common stock of a company in a control buyout transaction. In addition to our common equity investment, we may also provide additional capital to the controlled portfolio company in the form of senior loans, subordinated debt or preferred stock.

We fund new investments using cash, the reinvestment of accrued interest and dividends in debt and equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time, we may also opt to reinvest accrued interest receivable in a new debt or equity security, in lieu of receiving such interest in cash and funding a subsequent investment. We may also acquire investments through the issuance of common or preferred stock, debt, or warrants representing rights to purchase shares of our common or preferred stock. The issuance of our stock as consideration may provide us with the benefit of raising equity without having to access the public capital markets in an underwritten offering, including the added benefit of the elimination of any commissions payable to underwriters.

Providing Management Assistance. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. In addition to the interest and dividends received from our investments, we often generate additional fee income for the structuring, diligence, transaction, administration and management services and financial guarantees we provide to our portfolio companies through the Company or our wholly-owned subsidiary, MVCFS. In some cases, officers, directors and employees of the Company or TTG Advisers may serve as members of the board of directors of portfolio companies or fill officer roles within portfolio companies. The Company may provide guidance and management assistance to portfolio companies with respect to such matters as budgets, profit goals, business and financing strategies, management additions or replacements and plans for liquidity events for portfolio company investors such as a merger or initial public offering. MVCFS may also generate additional fee income for providing administrative and other management services to other entities, including private equity firms or other business development companies.

Portfolio Company Monitoring. We monitor our portfolio companies closely to determine whether or not they continue to be attractive candidates for further investment. Specifically, we monitor their ongoing performance and operations and provide guidance and assistance where appropriate. We would decline additional investments in portfolio companies that, in TTG Advisers' view, do not continue to show promise. However, we may make follow on investments in portfolio companies that we believe may perform well in the future.

TTG Advisers follows established procedures for monitoring the Company's equity and loan investments. The investment professionals have developed a multi-dimensional flexible rating system for all of the Company's portfolio investments. The rating grids are updated regularly and reviewed by the Portfolio Manager, together with the investment team. Additionally, the Valuation Committee meets at least quarterly, to review a written valuation memorandum for each portfolio company and to discuss business updates. Furthermore, the Company's Chief Compliance Officer administers the Company's compliance policies and procedures, specifically as they relate to the Company's investments in portfolio companies.

We exit our investments generally when a liquidity event takes place, such as the sale, recapitalization or initial public offering of a portfolio company. Our equity holdings, including shares underlying warrants, after the exercise of such warrants, typically include registration rights which would allow us to sell the securities if the portfolio company completes a public offering.

Investment Approval Procedures. Generally, prior to approving any new investment, we follow the process outlined below. We usually conduct one to four months of due diligence and structuring before an investment is considered for approval. However, depending on the type of investment being contemplated, this process may be longer or shorter.

The typical key steps in our investment approval process are:

•	Initial investment screening by deal person or investment team;

•	Investment professionals present an investment proposal containing key terms and understandings (verbal and written) to the entire investment team;

•	Our Chief Compliance Officer reviews the proposed investment for compliance with the 1940 Act, the Code and all other relevant rules and regulations;

•	Investment professionals are provided with authorization to commence due diligence;

•
Any investment professional can call a meeting, as deemed necessary, to: (i) review the due diligence reports; (ii) review the investment structure and terms; or (iii) to obtain any other information deemed relevant;

•
Once all due diligence is completed, the proposed investment is rated using a rating system which tests several factors including, but not limited to, cash flow, EBITDA growth, management and business stability. We use this rating system as the base line for tracking the investment in the future;

•	Our Chief Compliance Officer confirms that the proposed investment will not cause us to violate the 1940 Act, the Code or any other applicable rule or regulation;

•	Mr. Tokarz approves the transaction; and

•	The investment is funded.

The Investment Team

Mr. Tokarz is responsible for the day-to-day management of the Company's portfolio. Mr. Tokarz draws upon the experience of the 12 full-time investment professionals and two part-time investment professionals of TTG Advisers. TTG Advisers also uses the services of other investment professionals, with whom it has developed long-term relationships, on an as-needed basis. TTG Advisers looks to benefit from the combined resources and investment experience of all of its investment professionals. In addition, TTG Advisers employs seven other full-time professionals and two part-time professionals who manage the operations of the Company and provide investment support functions both directly and indirectly to our portfolio companies. As the Company grows, TTG Advisers expects to hire, train, supervise and manage new employees at various levels, many of which would be expected to provide services to the Company. The following information contains biographical information for key personnel of TTG Advisers (including their titles with TTG Advisers).

Senior Management Team

Michael T. Tokarz, Managing Principal & Co-Head of Portfolio

Mr. Tokarz is a senior investment professional with over 30 years of lending and investment experience. Prior to assuming his position as Chairman and Portfolio Head of MVC Capital (NYSE:MVC), and prior to founding The Tokarz Group (in 2002), a private merchant bank of which he is Chairman, Mr. Tokarz was a General Partner with Kohlberg Kravis Roberts & Co. ("KKR"), one of the world's most experienced private equity firms. During his 18-year tenure at KKR, he participated in diverse leveraged buyouts, financings, restructurings and dispositions. Mr. Tokarz currently serves on corporate boards including Walter Energy, Inc., Mueller Water Products, Inc., Walter Investment Management Corp., IDEX Corporation and CNO Financial Group. In addition, Mr. Tokarz is on the Board of Managers of Illinois Ventures, a University of Illinois-focused venture capital seed fund and high technology incubator, and is Chairman of a related private equity follow-on investment fund. Mr. Tokarz also serves as the Chairman Emeritus of the University of Illinois Foundation and its Investment and Executive Committees. Prior to his tenure at KKR, Mr. Tokarz was a commercial banker at Continental Illinois where he was renowned for innovation and buyout financings. Mr. Tokarz rose to run the East Coast operation of Continental Illinois from New York. He was active on the Endowment Committee and Board of Directors of the National Wildlife Federation. He received his undergraduate degree with High Distinction in Economics, an MBA in Finance from the University of Illinois and is a Certified Public Accountant. He was selected as one of the "The Best Corporate Directors in America" by Outstanding Directors Exchange in 2007.

Warren E. Holtsberg, Managing Principal & Co-Head of Portfolio

Mr. Holtsberg is Co-Head of Portfolio Management of the Fund and is a member of the Board of Directors of MVC Capital (NYSE:MVC). Mr. Holtsberg, who joined TTGA in 2007, is a senior investment professional with almost 20 years of lending and investment experience. In his role at TTGA, he sources and executes new investments and helps manage the Fund’s global portfolio of private equity, venture, and small- and mid-cap debt and equity investments across a broad range of industries including technology, consumer/retail, energy and finance. He also heads the Chicago Office of TTGA. Previously, Mr. Holtsberg founded Motorola Ventures, the venture capital and private equity investment arm for Motorola, Inc. (NYSE:MOT) where he led the worldwide fund for eight years. Mr. Holtsberg was also a member of the Motorola Corporate Credit Committee. Before Motorola, Mr. Holtsberg spent two decades with the U.S. Government where he held a number of senior executive positions in the Aviation, Defense and Intelligence communities. Mr. Holtsberg serves on the Advisory Board of Arcapita Ventures, the private equity and venture capital arm of Arcapita Bank. Mr. Holtsberg is also a member of the Board of Directors of the Illinois Venture Capital Association, the Chicagoland Entrepreneurship Center, the Big Shoulders Fund for the Archdiocese of Chicago’s inner-city school fund, and Illinois Ventures, a University of Illinois focused venture capital seed fund and high technology incubator, and he is a Director of a related private equity follow-on investment fund. Mr. Holtsberg is a graduate of the University of Illinois and the Kellogg Management Institute at Northwestern University J.L. Kellogg Graduate School of Management.

Bruce W. Shewmaker, Senior Managing Director

Mr. Shewmaker is a senior investment professional with over 30 years of private equity and investment banking experience. Prior to becoming a Managing Director of MVC in November 2003, Mr. Shewmaker served as a member of the Board of MVC from March 2003 and served out his one year term. Mr. Shewmaker was a Co-founder of Merrill Lynch Venture Capital, Inc. where he initiated several private equity investment partnerships, including three business development companies. During his ten year career at Merrill Lynch, he participated in sourcing, negotiating and monitoring over 40 private equity transactions including leveraged buyouts and venture capital investments, of which seven companies completed initial public offerings. More recently, Mr. Shewmaker served as President and CEO of The US Russia Investment Fund, with committed capital of $440 million, where he managed a staff of 60 people, including eight private equity professionals, in seven offices across the Russian Federation. As a Managing Director of E*OFFERING Corp., he helped this investment banking firm participate in underwriting more than 50 initial public offerings of domestic companies and was responsible for organizing a global investment banking network. While Mr. Shewmaker has spent the majority of his career with registered investment companies or investment management divisions of NYSE listed firms (divisions of The Chase Manhattan Bank and Time Inc.), in the late 1990’s Mr. Shewmaker Co-founded Crossbow Ventures, a regionally focused private equity partnership located in Florida. He earned his undergraduate degree in Finance from The Ohio State University and has passed the Series 7 and 63 NASD qualifying examinations.

Investment Team

Shivani Khurana, Managing Director

Ms. Khurana is a senior investment professional with over 11 years experience in private equity, leveraged finance, investment banking and investment management. Ms. Khurana joined MVC in March 2004 and has played a key role in MVC’s growth and sourcing, execution and monitoring of several of MVC’s equity and debt investments across a variety of industries. She also serves as a Managing Director of MVC Financial Services, Inc. Before joining MVC, Ms. Khurana worked at Cadigan Investment Partners, a middle-market leveraged buyout firm where she was involved in originating, structuring, financing and negotiating leveraged and management buyout and recapitalization transactions. Previously, Ms. Khurana worked in the leveraged finance group of Wachovia Securities where she specialized in restructuring advisory, distressed debt investing and turnaround financing; and the investment banking group of Merrill Lynch. Ms. Khurana’s prior experience includes independently managing $20 million in diversified U.S. and European equities at Al-Ahlia Investment Company. Ms. Khurana received a Bachelor of Commerce with accounting honors from Panjab University, India; an MBA in Finance from University of Sheffield, UK; and an M.S. in Finance from University of Rochester, New York.

James D. Lynch, Managing Director

Mr. Lynch is a senior investment professional with over 13 years of consulting, operations and private equity experience. Mr. Lynch is a Managing Director of TTGA with responsibilities for deal sourcing, execution and monitoring of portfolio investments. Prior to joining TTG Advisers in 2007, Mr. Lynch was a Managing Director at FTI Consulting (NYSE:FCN) and a Leader of the Intellectual Property Transactions practice. Previously, Mr. Lynch worked at Deloitte & Touche Financial Advisory Services as a Practice Leader of Deloitte's Intellectual Asset Management service line and the Venture Strategy Group. At both Deloitte and FTI, he managed global teams that performed innovation and corporate finance engagements for Fortune 500 corporations, financial institutions, entrepreneurial ventures and public sector institutions. The client engagements included corporate finance, M&A and intellectual property transactions, strategic innovation and operational consulting, technology commercialization and the creation of new business enterprises. Before Deloitte, Mr. Lynch worked in business competitive intelligence and internal audit for Owens Corning Corporation (NYSE:OC). Mr. Lynch is a member of the Board of Advisors of DRI Capital and Illinois Business Consulting. He holds a Bachelor of Science (Accounting) from Purdue University and an MBA from the University of Illinois.

James J. O'Connor, Managing Director, Chicago

Mr. O'Connor is a senior investment professional with over a decade of private equity and venture capital experience. Prior to joining TTGA Advisers, Mr. O'Connor held senior management positions within Motorola, Inc. (NYSE:MOT). Mr. O’Connor was Co-Founder and Managing Director of Motorola Ventures, the venture capital and private equity investment arm for Motorola, where he led numerous global transactions. In 2006, Mr. O’Connor was named to the American Ventures Magazine (AVM) "40 UNDER 40" list. In his most recent role, Mr. O’Connor also led Motorola’s Innovation Program where he built several high growth businesses for the corporation, including the initial successful launch of the development team for the Google – Motorola “Droid” product. Before Motorola, he worked for A.T. Kearney as a management consultant and the U.S. Treasury Department in the areas of Domestic and International Finance as a White House Fellow. Additionally, he held roles at Ariel Capital Management, Sidley & Austin, the U.S. House Ways & Means Committee and the City of Chicago Finance Committee. Mr. O’Connor is Co-Chair of the Chicago Entrepreneurial Center (CEC) and a Board member of the Chicagoland Chamber of Commerce, the Chicago Urban League, Kohl Children’s Museum, Children’s Home + Aid, the Big Shoulders Fund for the Archdiocese of Chicago's inner-city school fund and serves as a Trustee on the Board of the Field Museum of National History. He is a Henry Crown Leadership Fellow of the Aspen Institute. He holds a BA (Government) and JD from Georgetown University and an MBA from the Northwestern University J.L. Kellogg Graduate School of Management.

Puneet Sanan, Managing Director

Mr. Sanan is a senior investment professional with over 15 years experience in private equity, leveraged/corporate finance and investment banking. Mr. Sanan joined MVC in March 2004 and has played a key role in MVC’s growth, debt and equity capital raise, and sourcing, execution and monitoring of investments. He also serves as a Managing Director of MVC Financial Services, Inc. Before joining MVC, Mr. Sanan worked at Cadigan Investment Partners, a leveraged buyout firm, and was involved in originating, developing, analyzing, structuring, financing and negotiating leveraged and management buyouts, recapitalizations and growth capital financing for middle-market companies. Previously, Mr. Sanan was a Vice President and managed the Investment Banking Division of Fano Securities, where he received international recognition for financial advisory work in alternative energy technology. Prior to joining Fano, Mr. Sanan was an Associate Director at UBS Warburg’s Leveraged Finance/Financial Sponsors group where he advised leading private equity firms on leveraged buyouts, mergers and acquisitions and private equity investments. Mr. Sanan has held various corporate finance and industry positions at PaineWebber, Legg Mason, Royal Dutch/Shell Group and Gist Brocades (now DSM N.V.). In 2003 and 2004, Mr. Sanan was named to the International Who’s Who of Professionals. Mr. Sanan received a Bachelor of Engineering (Honors) in Chemical Engineering from Panjab University, India; and an MBA in Finance from The University of Texas at Austin; and has passed the Series 7 and 63 NASD qualifying examinations.

Peter F. Seidenberg, Chief Financial Officer

Mr. Seidenberg is the Chief Financial Officer of MVC and a senior investment professional with over 15 years experience in private equity and venture capital investing, corporate finance, operations and general management. Mr. Seidenberg joined MVC in April of 2005 and has played a key role in MVC’s growth, debt and equity capital raises, execution and monitoring of investments. He previously served as a Principal and Chief Financial Officer of Nebraska Heavy Industries and worked on engagements including serving as CFO of Commerce One, Inc. (NASDAQ:CMRC). Prior to his tenure at NHI, Mr. Seidenberg served as the Director of Finance and Business Development and as Corporate Controller for Plumtree Software, Inc. (NASDAQ:PLUM) where he was responsible for driving strategic initiatives and managing the finance and accounting staff. Before joining Plumtree, Mr. Seidenberg worked at AlliedSignal. While at AlliedSignal, Mr. Seidenberg held a variety of roles including Controller and Manager of Financial Operations. Mr. Seidenberg has served in a variety of roles including General Manager at several small manufacturing companies. Mr. Seidenberg received his bachelor degree and MBA from Cornell University.

Christopher P. Sullivan, Managing Director, Boston

Mr. Sullivan is a senior investment professional with over 10 years of experience in private equity, investment banking and equity capital markets. Mr. Sullivan is a Managing Director of TTGA with responsibilities for deal sourcing, execution and monitoring of portfolio investments. Since joining MVC in 2004, Mr. Sullivan has led nine investments in the current portfolio. Mr. Sullivan was responsible for MVC’s successful exits of Baltic Motors Corporation and BM Auto, for a combined capital gain of $66.5 million representing a combined IRR of greater than 100%. Prior to joining MVC, Mr. Sullivan worked as an Associate at Credit Suisse First Boston in Equity Capital Markets, where he worked with numerous issuers and financial sponsors to execute initial public offerings and follow-on stock offerings. Prior to his employment at Credit Suisse First Boston, Mr. Sullivan worked as an Analyst in Equity Capital Markets at CIBC World Markets. Mr. Sullivan holds a BA in History from Dartmouth College and an MBA, with a concentration in Finance, from the Carroll School of Management at Boston College.

Portfolio Investment Operations

Kathleen A. Buenik, Office Administrator - Chicago / LP Investor Relations

Ms. Buenik joined TTGA in August of 2007 as Office Administrator for the Chicago office, as well as Manager Investor Relations. In her role, Ms. Buenik supports the Co-Head of Portfolio Management, manages the office's daily operations and administration of the Limited Partner database. Prior to joining TTGA, Ms. Buenik was employed for 15 years as the Office Administrator for Goldstick & Associates, Ltd., a law firm and securities broker/dealer in Chicago. Ms. Buenik was previously employed by Oppenheimer & Co. and Bear Stearns as a Series 7 Registered Sales Assistant. Ms. Buenik holds a Bachelor of Science degree in Business Administration from Elmhurst College.

Chris Ferguson, Associate

Mr. Ferguson joined TTGA in April of 2012 and is responsible for sourcing, executing and monitoring investments. Prior to joining TTGA Mr. Ferguson has worked in Private Equity at CCMP Capital, and as a member of a corporate cash management team at Credit Suisse. Mr. Ferguson holds a BA (Government) from Franklin and Marshall College in Lancaster Pennsylvania, and a MBA with a dual concentration in Finance and Management from Seton Hall University's Stillman School of Business.

Martha Kausch, Office Administrator - NY / Special Projects Coordinator

Ms. Kausch joined TTGA in September 2005 and is responsible for all information technology, supporting portfolio company initiatives, including opening and managing several high-profile and high-trafficked airport locations for Harmony Pharmacy & Health Centers, Inc., as well as working on the development of new locations, vendor relations and product/service offerings. In addition, Ms. Kausch is responsible for managing the Quarterly Valuation Process of the Board of Directors. Prior to joining TTGA, Ms. Kausch worked at Xerox Corporation for fifteen years. During her tenure, she held various positions including managing a digital manufacturing line with 50 direct reports, in addition to roles in distribution, supply chain, quality control and within the headquarters administrative organization.

John P. Kelly, Vice President

Mr. Kelly is an investment professional with over six years of experience in private equity, leveraged finance and investment banking.  Mr. Kelly is a Vice President of TTGA with responsibilities for deal sourcing, executing and monitoring of investments. Prior to joining TTGA in 2008, Mr. Kelly worked in the investment banking group of Bear, Stearns & Co., where he executed leverage buyouts, mergers and acquisitions and equity and debt offerings. Mr. Kelly holds a Bachelors of Business Administration in Finance from the University of Notre Dame and an MBA from the University of Chicago’s Booth School of Business.

Jennifer Kosiba

Ms. Kosiba first joined TTGA in June 2006. After spending a year at Harmony Pharmacy & Health Center, Inc. to help launch the start-up, Ms. Kosiba returned to TTGA on a full time basis through the externalization to The Tokarz Group Advisers. Ms. Kosiba is responsible for supporting the Investor Relations functions and daily operations of the Fund. Prior to joining TTGA on a full time basis, Ms. Kosiba was a full-time student spending her summers working with TTGA or its portfolio companies. Ms. Kosiba earned a Bachelors of Science in Finance from the University of Illinois at Urbana-Champaign, where she graduated with honors.

Patrick Mullins, Assistant Controller

Mr. Mullins is the Assistant Controller of TTGA. His responsibilities include assisting the Controller in overseeing the financial operations of MVC Capital and its wholly owned subsidiary MVC Financial Services, Inc. Mr. Mullins has over nine years of experience in public and private accounting. Previously, Mr. Mullins worked at the Designtex Group a textile distribution company where he was the Accounting Manager and was involved with audits and reviews of small and mid-size companies at Huth Thompson LLP. He received his Bachelors of Arts in Accounting from Moravian College in Bethlehem PA.

Maura E. O'Brien, Executive Assistant - Chicago

Ms. O'Brien joined TTGA in September of 2008 as Executive Assistant in Chicago. Ms. O'Brien was previously an Assistant Vice President at Diners Club International, an Office Manager at a boutique executive search firm in Chicago, and a Personal Assistant for the Clara Williams Company. She is on the Chicago Sister Cities International - Galway Board, a Ronald McDonald House Volunteer, a St. Patrick's Day Parade Judge, and was a Member of the Young Irish Fellowship Executive Board and a Mentor with Big Shoulders. Ms. O'Brien attended Spring Hill College in Mobile, AL, where she received her Bachelor of Science degree in Marketing.

Renata Quin, Executive Assistant - New York

Ms. Quin joined TTGA in August 2005 and is responsible for all aspects of administrative and operational support including managing the quarterly board book process. Prior to joining TTGA, Ms. Quin worked at the office of the Westchester District Attorney directly supporting the District Attorney for two years. Prior to that Ms. Quin worked for the Space and Naval Warfare Systems Command for the military in San Diego, CA. Prior to her tenure with the military, Ms. Quin worked directly for the Chief Operating Officer of Island Destinations, a large luxury travel agency based in New York. Ms. Quin received her Bachelor degree in Business Administration from Berkeley College where she majored in International Business.

Jaclyn Shapiro-Rothchild, Vice President and Secretary

Ms. Shapiro-Rothchild serves as Vice President and Secretary of MVC Capital and TTGA. She is responsible for board and shareholder matters, portfolio development and fund administration, monitoring the Fund’s legacy portfolio, and directing the Fund and TTGA’s operations. Prior to joining MVC Capital and TTGA, Ms. Shapiro-Rothchild was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former sub-advisor of the Fund. Before joining the Fund’s former sub-advisor, Ms. Shapiro-Rothchild was an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), where she was responsible for analyzing the various real estate trends in the Washington, D.C. greater metropolitan area. Previously, Ms. Shapiro-Rothchild worked as a Research Analyst to a Senior Portfolio Manager at Gruntal & Co. and began her business career as a Marketing Consultant at Archstone-Smith, formerly known as Charles E. Smith & Co. Ms. Shapiro-Rothchild received her Bachelors of Business Administration degree in Entrepreneurship and Small Business Management from George Washington University in Washington, DC.

Scott Schuenke, CPA, Corporate Controller and Chief Compliance Officer

Mr. Schuenke originally joined MVC Capital in June 2004 as its Corporate Controller and later in the year became MVC Capital’s Chief Compliance Officer. Currently, Mr. Schuenke is employed by TTGA where he is the Corporate Controller and Chief Compliance Officer. He retains his Chief Compliance Officer position with the Fund and is responsible for overseeing the financial operations of TTGA, MVC Capital and its wholly-owned subsidiaries. Mr. Schuenke also provides financial expertise and monitoring to various portfolio companies and assists investment professionals in deal sourcing, due diligence, modeling and closing activities. As Chief Compliance Officer, Mr. Schuenke is responsible for overseeing the MVC Capital and TTGA’s compliance programs. Before joining MVC Capital, Mr. Schuenke was a compliance officer with US Bancorp Fund Services, LLC, where he was responsible for financial reporting and compliance oversight of more than 15 open- and closed-end registered investment companies. Previously, Mr. Schuenke worked in the audit and assurance services area with PricewaterhouseCoopers, LLP (“PWC”). While with PWC, he performed audit and review services for financial services clients including several large mutual fund complexes. Mr. Schuenke received his Bachelor of Business Administration from the University of Wisconsin, Milwaukee. He also holds a Masters of Professional Accountancy from the University of Wisconsin, Whitewater. Mr. Schuenke is a Certified Public Accountant licensed in the State of Wisconsin.

Kevin Scoby, Associate

Mr. Scoby joined TTGA full time in January of 2012 and is responsible for sourcing, executing and monitoring investments. Prior to joining TTGA on a full time basis, Mr. Scoby had interned at Connaught Real Estate Finance. Mr. Scoby earned a Bachelor's of Science in Economics with a concentration in Finance from The Wharton School of the University of Pennsylvania.

Kashyap Shah, Associate

Kashyap Shah joined TTGA in June 2010 and has been involved in sourcing, evaluating and executing investment opportunities. Before joining TTGA, Mr. Shah held several roles at Edelweiss Capital Limited in Mumbai, where he was most recently the COO of its investment banking group. In that capacity, Mr. Shah was responsible for high priority strategic initiatives including the setting-up of the financial sponsors and country coverage groups and establishing strategic alliances. Prior to this role, Mr. Shah was a Senior Manager responsible for managing investment banking transactions across product and sector groups. His experience spans across M&A, private placements, structured finance and ECM transactions. Prior to Edelweiss Capital, Mr. Shah worked with KPMG in its Mumbai office. Mr. Shah received a Bachelor of Commerce from Mumbai University, India where he was on the Dean's list and is a Chartered Accountant from The Institute of Chartered Accountants of India. Mr. Shah holds an MBA degree with concentrations in Finance, Strategic Management and Entrepreneurship from The University of Chicago Booth School of Business.

Other Accounts Managed

Mr. Tokarz, our Portfolio Manager, is also responsible for the day-to-day management of the PE Fund, a pooled investment vehicle for which TTG Advisers is entitled to receive a performance-based fee.  As of  October 31, 2012, the PE Fund has approximately $104 million in committed assets.  For a further discussion of the Board approved allocation of investment opportunities policy, please see "MVC Capital – Our Investment Strategy – Allocation of Investment Opportunities."

Compensation of the Portfolio Manager

Mr. Tokarz does not receive compensation from TTG Advisers in the form of salary, bonus, deferred compensation or pension and retirement plans. However, as the sole controlling equity owner of TTG Advisers, he has a significant equity interest in the profits generated by TTG Advisers from its management of the Company.

Company Ownership

Mr. Tokarz owns, as of October 31, 2012, over $1,000,000 worth of our common shares.  Mr. Tokarz purchased each share on his own behalf.  The Company did not grant any shares to him or any other member of the team.

Portfolio Diversity

Our portfolio is not currently concentrated and we currently do not have a policy with respect to "concentrating" (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

PORTFOLIO COMPANIES

The following is a listing of our portfolio companies in which we had an investment at July 31, 2012. The portfolio companies are presented in three categories — companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company.

We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies' board of directors, and may have one or more voting seats on their boards.

For further information relating to the amount and nature of our investments in portfolio companies, see our Consolidated Schedule of Investments for July 31, 2012, on pages F-3 to F-4.

Company Name and Address	Nature of its Principal Business	Titles of Securities Held	Percent of Class Held

Non-control/Non-affiliated investments - 12.69%

Actelis Networks, Inc.	Telecommunications	Preferred Stock	10.81%
6150 Stevenson Blvd.
Fremont, CA 94538
Biovation Holdings, Inc.	Manufacturer of Laminate Material & Composites	Bridge Loan, 02/28/2014	N/A
110 Deer Place
Mankato, MN 56001
BPC II, LLC	Apparel	Limited Liability Company Interest	9.40%
116 E Live Oak Ave. #167
Arcadia, CA 91006
DPHI, Inc.	Technology Investments	Preferred Stock	48.90%
1900 Pike Road
Suite F
Longmont, CO 80501
FOLIOfn, Inc.	Technology Investments	Preferred Stock	49.36%
8180 Greensboro Drive
8th Floor
McLean, VA 22102
Freshii USA, Inc.	Food Services	Senior Secured Loan, 01/13/2016	N/A
1 North Franklin		Warrants	1.00%
Suite 3310
Chicago, IL 60606

GDC Acquisition, LLC	Electrical Distribution	Senior Subordinated Debt, 08/31/2011	N/A
4707 32nd Place		Warrants	49.00%
Long Island City, NY 11101-2409
Lockorder Limited	Technology Investments	Common Stock	10.45%
4 Anglo Office Park, Lincoln Road, High Wycombe
Bucks HP 123RH
MainStream Data, Inc.	Technology Investments	Common Stock	0.46%
375 Chipeta Way
Suite B
Salt Lake City, UT 84108-1261
NPWT Corporation	Medical Device Manufacturer	Common Stock	56.20%
1111 Lakeside Drive		Preferred Stock	100.00%
Gurnee, IL 60031
Prepaid Legal Services, Inc.	Consumer Services	Term Loan A, 01/01/2017	N/A
One Pre-Paid Way		Term Loan B, 01/01/2017	N/A
Ada, Oklahoma 74820
SGDA Sanierungsgesellschaft fur Deponien und Altlasten GmbH	Soil Remediation	Term Loan, 08/31/2012	N/A
Bahnhofstrasse 66
98544 Zella - Mehlis
Germany
SHL Group Limited	Human Capital Management	Common Stock	2.75%
The Pavilion
1 Atwell Place
Thames Ditton, KT7 0NE
United Kingdom

Teleguam Holdings, LLC	Telecommunications	Second Lien Loan, 06/09/2017	N/A
624 North Marine Corps Drive
Tamuning, Guam 96913
Affiliate investments - 45.80%
Centile Holdings B.V.	Software	Common Equity Interest	98.00%
411 Strawinskylaan
World Trade Center Tower A
1077 XX
Amsterdam, Netherlands
Custom Alloy Corporation	Manufacturer of Pipe Fittings	Unsecured Subordinated Loan, 06/18/2013	N/A
3 Washington Avenue		Convertible A Preferred Stock	100.00%
High Bridge, NJ 08829		Convertible B Preferred Stock	100.00%
Harmony Health & Beauty, Inc.	Health & Beauty - Retail	Common Stock	99.90%
287 Bowman Avenue, 2nd Floor
Purchase, NY 10577
JSC Tekers Holdings	Real Estate Management	Common Stock	9.00%
15-3 Jauniela Street		Secured Loan, 06/30/2014	N/A
Riga, LV-1050
Latvia
Marine Exhibition Corporation	Theme Park	Senior Subordinated Loan, 10/26/2017	N/A
4400 Rickenbacker Causeway		Convertible Preferred Stock	100.00%
Key Biscayne, FL 33149
Octagon Credit Investors, LLC	Financial Services	Limited Liability Company Interest	6.74%
245 Park Avenue
16th Floor
New York, NY 10167

RuMe Inc.	Consumer Products	Common Stock	8.44%
7022 South Revere Parkway		Series B-1 Preferred Stock	100.00%
Suite 240
Centennial, CO 80112
Security Holdings B.V.	Electrical Engineering	Common Equity Interest	98.00%
411 Strawinskylaan
World Trade Center Tower A
1077 XX
Amsterdam, Netherlands
SGDA Europe B.V.	Soil Remediation	Common Equity Interest	99.90%
411 Strawinskylaan
World Trade Center Tower A
1077 XX
Amsterdam, Netherlands
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan, 06/30/2015	N/A
290 N.W. 165th Street		Convertible Series I Preferred Stock	100.00%
PH5 (4th floor)		Convertible Series J Preferred Stock	100.00%
North Miami Beach, FL 33169
Control Investments - 49.82%
MVC Automotive Group B.V.	Automotive Dealerships	Common Equity Interest	100.00%
123 Fred Roeskestraat		Bridge Loan, 12/31/2012	N/A
Amsterdam, 1076 EE
The Netherlands

MVC Partners, LLC	Private Equity	Limited Liability Company Interest	100.00%
287 Bowman Avenue
2nd floor
Purchase, NY 10577
MVC Private Equity Fund LP	Private Equity	General Partnership Interest	100.00%
71 South Wacker Drive
Suite 2760
Chicago, IL 60606
Ohio Medical Corporation	Medical Device Manufacturer	Common Stock	56.20%
1111 Lakeside Drive		Series A Convertible Preferred Stock	74.62%
Gurnee, IL 60031		Guarantee - Series B Preferred	N/A
SIA Tekers Invest	Port Facilities	Common Stock	100.00%
15 Atlantijas Street
Riga, LV-1015
Latvia
Summit Research Labs, Inc.	Specialty Chemicals	Second Lien Loan, 09/30/2017	N/A
15 Big Pond Road		Common Stock	80.00%
Huguenot, NY 12746
Turf Products, LLC	Distributor - Landscaping and	Senior Subordinated Loan, 01/31/2014	N/A
157 Moody Road	Irrigation Equipment	Junior Revolving Note, 01/31/2014	N/A
PO Box 1200		Limited Liability Company Interest	45.00%
Enfield, CT 06083		Warrants	15.00%
Velocitius B.V.	Renewable Energy	Common Equity Interest	100.00%
Telestone 8 - Teleport
Naritaweg 165
Amsterdam, 1007 JE
Netherlands
Vestal Manufacturing Enterprises, Inc.	Iron Foundries	Senior Subordinated Loan, 04/29/2013	N/A
176 Industrial Park Road		Common Stock	85.26%

For companies held by the Company at July 31, 2012, please reference pages 41 to 47 for a brief description of each portfolio company's business. In addition, we have provided below a more detailed description for each portfolio company which represented more than 5% of our assets as of July 31, 2012.

Custom Alloy Corporation

Custom Alloy, High Bridge, New Jersey, manufactures time sensitive and mission critical butt-weld pipe fittings for the natural gas pipeline, power generation, oil/gas refining and extraction, and nuclear generation markets.

At October 31, 2011, the Company’s investment in Custom Alloy consisted of nine shares of convertible series A preferred stock at a cost and fair value of $44,000 and 1,991 shares of convertible series B preferred stock at a cost and fair value of approximately $10.0 million. The unsecured subordinated loan, which bears annual interest at 14% and was to mature on September 18, 2012, had a cost of $14.5 million and a fair value of $14.6 million.

At July 31, 2012, the Company’s investment in Custom Alloy consisted of nine shares of convertible series A preferred stock at a cost and fair value of $44,000 and the 1,991 shares of convertible series B preferred stock had a cost and fair value of approximately $10.0 million. The unsecured subordinated loan had a cost basis, outstanding balance and a fair value of approximately $15.3 million. The Company extended the maturity date of the loan to June 18, 2013. The increase in the cost basis and fair value of the loan is due to the amortization of loan origination fees and the capitalization of “payment in kind” interest. These increases were approved by the Company’s Valuation Committee.

MVC Automotive Group B.V.

MVC Automotive, an Amsterdam-based holding company, owns and operates ten Ford, Jaguar, Land Rover, Mazda, and Volvo dealerships located in Austria, Belgium, and the Czech Republic.

At October 31, 2011, the Company’s investment in MVC Automotive consisted of an equity interest with a cost of approximately $34.7 million and a fair value of approximately $42.5 million. The bridge loan, which bears annual interest at 10% and matures on December 31, 2012, had a cost and fair value of approximately $3.6 million. The guarantees for MVC Automotive were equivalent to approximately $13.7 million at October 31, 2011.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the equity interest by approximately $8.6 million.

At July 31, 2012, the Company’s investment in MVC Automotive consisted of an equity interest with a cost of approximately $34.7 million and a fair value of approximately $33.9 million. The bridge loan had a cost and fair value of approximately $3.6 million. The mortgage guarantee for MVC Automotive was equivalent to approximately $4.9 million at July 31, 2012. This guarantee was taken into account in the valuation of MVC Automotive.

Ohio Medical Corporation

Ohio Medical, Gurnee, Illinois, is a manufacturer and supplier of suction and oxygen therapy products, medical gas equipment, and input devices.

At October 31, 2011, the Company’s investment in Ohio Medical consisted of 5,620 shares of common stock with a cost basis and fair value of approximately $15.8 million and $0, respectively, and 18,102 shares of convertible preferred stock with a cost basis of $30.0 million and a fair value of $39.5 million.

On November 30, 2011, as part of Ohio Medical’s refinancing of their debt, the Company agreed to guarantee a series B preferred stock tranche of equity, with a 12% coupon for the first 18 months it is outstanding. After that initial period, the rate increases by 400bps to 16% for the next 6 months and increases by 50 bps (.5%) each 6 month period thereafter. As of July 31, 2012, the amount guaranteed was approximately $20.5 million and the guarantee obligation was fair valued at $700,000 by the Valuation Committee.

At July 31, 2012, the Company’s investment in Ohio Medical consisted of 5,620 shares of common stock with a cost basis of approximately $15.8 million and a fair value of $0 and 20,362 shares of convertible preferred stock with a cost basis of $30.0 million and a fair value of $39.5 million. The guarantee obligation had a fair value of negative $700,000.

Security Holdings, B.V.

Security Holdings is an Amsterdam-based holding company that owns FIMA, a Lithuanian security and engineering solutions company.

On April 26, 2011, the Company agreed to collateralize a 5.0 million Euro letter of credit from JPMorgan Chase Bank, N.A., which is classified as restricted cash on the Company’s consolidated balance sheet. This letter of credit is being used as collateral for a project guarantee by AB DnB NORD bankas to Security Holdings.

At October 31, 2011, the Company’s common equity interest in Security Holdings had a cost basis of approximately $40.2 million and a fair value of $33.2 million.

During the nine month period ended July 31, 2012, the Valuation Committee decreased the fair value of the common equity interest by $6.2 million.

At July 31, 2012, the Company’s common equity interest in Security Holdings had a cost basis of approximately $40.2 million and a fair value of approximately $27.0 million.

Summit Research Labs, Inc.

Summit, Huguenot, New York, is a specialty chemical company that manufactures antiperspirant actives.

At October 31, 2011, the Company’s investment in Summit consisted of a second lien loan and 1,115 shares of common stock. The second lien loan bears annual interest at 14% and matures on August 31, 2013. The second lien loan had an outstanding balance of $11.1 million with a cost of $11.0 million. The second lien loan was fair valued at $11.1 million. The common stock had been fair valued at $74.5 million with a cost basis of $16.0 million.

On March 7, 2012, the Board of Directors of Summit approved a recapitalization and declared a $15.0 million dividend, of which $12.0 million was paid to the Company resulting in a reduction in the fair value of the common stock by $12.0 million.

At July 31, 2012, the Company’s second lien loan had an outstanding balance of approximately $11.7 million with a cost of approximately $11.6 million. The second lien loan was fair valued at approximately $11.7 million. The 1,115 shares of common stock were fair valued at $62.5 million and had a cost basis of $16.0 million. The increase in cost and fair value of the loan is due to the amortization of loan origination fees and the capitalization of “payment in kind” interest. These increases were approved by the Company’s Valuation Committee.

U.S. Gas & Electric, Inc.

U.S. Gas, North Miami Beach, Florida, is a licensed Energy Service Company (“ESCO”) that markets and distributes natural gas to small commercial and residential retail customers in the state of New York.

At October 31, 2011, the Company’s investment in U.S. Gas consisted of a second lien loan with an outstanding balance, cost and fair value of $9.1 million. The second lien loan bears annual interest at 14% and was to mature on July 26, 2012. The 32,200 shares of convertible Series I preferred stock had a fair value of $78.5 million and a cost of $500,000, and the convertible Series J preferred stock had a fair value of $2.6 million and a cost of $0.

At July 31, 2012, the second lien loan had an outstanding balance, cost basis and a fair value of approximately $9.5 million. The increases in the outstanding balance, cost and fair value of the loan are due to the amortization of loan origination fees and the capitalization of “payment in kind” interest. These increases were approved by the Company’s Valuation Committee. The maturity date for the second lien loan was extended to June 30, 2015. The convertible Series I preferred stock had a fair value of $81.1 million and a cost of $500,000 and the convertible Series J preferred stock had a cost and fair value of $0. The value of the Series J preferred shares was transferred to the Series I preferred shares as a result of share buybacks, cancellations of certain other shareholders shares and U.S. Gas exceeding performance targets.

DETERMINATION OF COMPANY'S NET ASSET VALUE

Pursuant to the requirements of the 1940 Act, the Company values its portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair value. Because the Company's portfolio company investments generally do not have readily ascertainable market values, the Company records these investments at fair value in accordance with our Valuation Procedures adopted by our Board.  As permitted by the SEC, the Board has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board's supervision and pursuant to the Valuation Procedures.  The Company's Board may also elect in the future to hire independent consultants to review the Valuation Procedures or to conduct an independent valuation of one or more of its portfolio investments.

Pursuant to our Valuation Procedures, the Valuation Committee determines fair valuations of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the consolidated statements of operations as "Net change in unrealized appreciation (depreciation) on investments." Currently, the Company's net asset value per share is calculated and published on a monthly basis. The fair values determined as of the most recent quarter end are reflected in that quarter's net asset value per share and in the next two month's calculation of net asset value per share. (If the Valuation Committee determines to fair value an investment more frequently than quarterly, the most recently determined fair value would be reflected in the published net asset value per share.) In addition, in connection with each offering of shares of our common stock, the Board or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made.  Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

The Company calculates its net asset value per share by subtracting all liabilities from the total value of its portfolio securities and other assets and dividing the result by the total number of outstanding shares of its common stock on the date of valuation.

At October 31, 2011, approximately 91.20% of the Company's total assets represented portfolio investments and escrow receivables recorded at fair value ("Fair Value Investments"). At July 31, 2012, approximately 91.72% of our total assets represented Fair Value Investments.

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management's and the Valuation Committee's view, a different initial value). During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors. No pre-determined formula can be applied to determine fair values. Rather, the Valuation Committee analyzes fair value measurements based on the estimated value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties (other than in a forced or liquidation sale). The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, the recapitalization or, in some cases, the initial public offering of the portfolio company.

Valuation Methodology

Pursuant to the requirements of the 1940 Act and in accordance with ASC 820, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors which are consistent with ASC 820. As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures. Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the consolidated statements of operations as “Net change in unrealized appreciation (depreciation) on investments.” Currently, our NAV per share is calculated and published on a quarterly basis. The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation. Fair values of foreign investments determined as of quarter end reflect exchange rates, as applicable, in effect on the last business day of the quarter. Exchange rates fluctuate on a daily basis, sometimes significantly. Exchange rate fluctuations following the most recent quarter end are not reflected in the valuations reported in the Company's quarterly reports.

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management’s and the Valuation Committee’s view, a different initial value). During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors. No pre-determined formula can be applied to determine fair value. Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale. The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value. To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors. The Company generally requires, where practicable, portfolio companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the fair value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

If a security is publicly traded, the fair value is generally equal to market value based on the closing price on the principal exchange on which the security is primarily traded.

For equity securities of portfolio companies, the Valuation Committee estimates the fair value based on market and/or income approach with value then attributed to equity or equity like securities using the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology. Under the Enterprise Value Waterfall valuation methodology, the Valuation Committee estimates the enterprise fair value of the portfolio company and then waterfalls the enterprise value over the portfolio company’s securities in order of their preference relative to one another. To assess the enterprise value of the portfolio company, the Valuation Committee weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing assets may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company, and third-party asset and real estate appraisals. For non-performing assets, the Valuation Committee may estimate the liquidation or collateral value of the portfolio company’s assets. The Valuation Committee also takes into account historical and anticipated financial results.

In assessing enterprise value, the Valuation Committee considers the mergers and acquisitions (“M&A”) market as the principal market in which the Company would sell its investments in portfolio companies under circumstances where the Company has the ability to control or gain control of the board of directors of the portfolio company (“Control Companies”). This approach is consistent with the principal market that the Company would use for its portfolio companies if the Company has the ability to initiate a sale of the portfolio company as of the measurement date, i.e., if it has the ability to control or gain control of the board of directors of the portfolio company as of the measurement date. In evaluating if the Company can control or gain control of a portfolio company as of the measurement date, the Company takes into account its equity securities on a fully diluted basis, as well as other factors.

For non-Control Companies, consistent with ASC 820, the Valuation Committee considers a hypothetical secondary market as the principal market in which it would sell investments in those companies.

For loans and debt securities of non-Control Companies (for which the Valuation Committee has identified the hypothetical secondary market as the principal market), the Valuation Committee determines fair value based on the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology. In applying the Market Yield valuation methodology, the Valuation Committee determines the fair value based on such factors as third party broker quotes and market participant assumptions, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date.

Estimates of average life are generally based on market data of the average life of similar debt securities. However, if the Valuation Committee has information available to it that the debt security is expected to be repaid in the near term, the Valuation Committee would use an estimated life based on the expected repayment date.

The Valuation Committee determines fair value of loan and debt securities of Control Companies based on the estimate of the enterprise value of the portfolio company. To the extent the enterprise value exceeds the remaining principal amount of the loan and all other debt securities of the company, the fair value of such securities is generally estimated to be their cost. However, where the enterprise value is less than the remaining principal amount of the loan and all other debt securities, the Valuation Committee may discount the value of such securities to reflect an impairment.

For the Company’s or its subsidiary’s investment in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the “GP”) of the PE Fund, the Valuation Committee relies on the GP’s determination of the Fair Value of the PE Fund which will be generally valued, as a practical expedient, utilizing the net asset valuations provided by the GP, which will be made: (i) no less frequently than quarterly as of the Company’s fiscal quarter end and (ii) with respect to the valuation of PE Fund investments in portfolio companies, will be based on methodologies consistent with those set forth in the valuation procedures. The determination of the net asset value of the Company’s or its subsidiary’s investment in the PE Fund will follow the methodologies described for valuing interests in private investment funds (“Investment Vehicles”) described below. Additionally, when both the Company and the PE Fund hold investments in the same portfolio company, the GP’s Fair Value determination shall be based on the Valuation Committee’s determination of the Fair Value of the Company’s portfolio security in that portfolio company.

As permitted under GAAP, the Company’s interests in private investment funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by management of the underlying Investment Vehicles, without adjustment, unless The Tokarz Group Advisers LLC (“TTG Advisers”) is aware of information indicating that a value reported does not accurately reflect the value of the Investment Vehicle, including any information showing that the valuation has not been calculated in a manner consistent with GAAP. Net unrealized appreciation (depreciation) of such investments is recorded based on the Company’s proportionate share of the aggregate amount of appreciation (depreciation) recorded by each underlying Investment Vehicle. The Company’s proportionate investment interest includes its share of interest and dividend income and expense, and realized and unrealized gains and losses on securities held by the underlying Investment Vehicles, net of operating expenses and fees. Realized gains and losses on withdrawals from Investment Vehicles are generally recognized on a first in, first out basis.

The Company applies the practical expedient to interests in Investment Vehicles on an investment by investment basis, and consistently with respect to the Company’s entire interest in an investment. The Company may adjust the valuation obtained from an Investment Vehicle with a premium, discount or reserve if it determines that the net asset value is not representative of fair value.

If the Company intends to sell all or a portion of its interest in an Investment Vehicle to a third-party in a privately negotiated transaction, the Company will consider offers from third parties to buy the interest in an Investment Vehicle in valuations which may be discounted for both probability of close and time.

When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”) with a debt security, the Company typically allocates its cost basis in the investment between debt securities and nominal cost equity at the time of origination.

Interest income, adjusted for amortization of premium and accretion of discount on a yield to maturity methodology, is recorded on an accrual basis to the extent that such amounts are expected to be collected. Origination and/or closing fees associated with investments in portfolio companies are accreted into income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as income. Prepayment premiums are recorded on loans when received. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that the Company expects to collect such amounts.

For loans, debt securities, and preferred securities with contractual payment-in-kind interest or dividends, which represent contractual interest/dividends accrued and added to the loan balance or liquidation preference that generally becomes due at maturity, the Company will not ascribe value to payment-in-kind interest/dividends, if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. However, the Company may ascribe value to payment-in-kind interest if the health of the portfolio company and the underlying securities are not in question. All payment-in-kind interest that has been added to the principal balance or capitalized is subject to approval of the Valuation Committee.

Escrows from the sale of a portfolio company are generally valued at an amount which may be expected to be received from the buyer under the escrow’s various conditions discounted for both risk and time.

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies. The Valuation Committee typically will look at the pricing of the security in which the guarantee provided support for the security and compare it to the price of a similar or hypothetical security without guarantee support. The difference in pricing will be discounted for time and risk over the period in which the guarantee is expected to remain outstanding.

MANAGEMENT

The overall responsibility for oversight of the Company rests with the Company's Board. The day-to-day operations of the Company are delegated to TTG Advisers, subject to the supervision of our Board.

The Board currently has seven members. The Board maintains an Audit Committee, a Valuation Committee, a Compensation Committee, and a Nominating/Corporate Governance/Strategy Committee, and may establish additional committees in the future.

The Company is externally managed by TTG Advisers pursuant to the Advisory Agreement. The investment professionals of TTG Advisers collectively have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with the Company's approach of lending and investing. Because the Company is externally managed, it pays a base management fee and an incentive fee. The Advisory Agreement and fees paid by the Company to TTG Advisers pursuant to the Advisory Agreement are described under "Advisory Agreement" below.

Information regarding the directors and the executive officers of the Company, including brief biographical information, is set forth below:

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years
Independent Directors
Emilio Dominianni 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 81	Director	1 year/ 8 years, 11 months
Mr. Dominianni is a retired Partner of, and was Special Counsel to, Coudert Brothers LLP, a law firm. He is currently a director of Stamm International Corporation, Powrmatic Inc., and Powrmatic of Canada Ltd., manufacturers and distributors of heating, ventilating, and air conditioning equipment.
				None(1)	See column 4
Phillip F. Goldstein 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 67	Director	1 year/ 2 months
Mr. Goldstein is a portfolio manager of Bulldog Investors. Through Brooklyn Capital Management LLC, he serves as the investment advisor to the Special Opportunities Fund, Inc. (NYSE: SPE), a registered closed-end fund.  Mr. Goldstein is currently a director of the Mexico Equity & Income Fund, Inc. (NYSE: MXE), ASA Ltd. (NYSE: ASA), Special Opportunities Fund, Inc. (NYSE: SPE) and Imperial Holdings, Inc. (NYSE: IFT).
None(1)
Gerald Hellerman 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 74	Director	1 year/ 8 years, 11 months
Mr. Hellerman owns and has served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, since the firm’s inception in 1993. Mr. Hellerman currently serves as a director, chief financial officer and chief compliance officer for The Mexico Equity and Income Fund, Inc., as director, chief financial officer and chief compliance officer for Special Opportunities Fund, Inc., and as a director of Brantley Capital Corporation. Mr. Hellerman was previously a director of AirNet Systems, Inc., a director of the Old Mutual registered hedge fund complex, a director of Innovative Clinical Solutions, Ltd. and a director of TM Entertainment and Media, Inc.
				None(1)	See column 4
Robert Knapp Ironsides Partners LLC 100 Summer Street 27th Floor Boston, MA 02108 Age: 45	Director	1 year/ 8 years, 11 months
Mr. Knapp is the Founder and Managing Director of Ironsides Partners, LLC and Ironsides Partners Opportunity Fund (fund complex) and specializes in closed end funds, emerging markets, distressed debt, and corporate restructurings. He is also a director of the Africa Opportunity Fund (fund complex), Africa Opportunity Cayman Limited, Africa Opportunity Partners, Pacific Alliance Asia Opportunity Fund (fund complex) and Veracity Worldwide LLC. Mr. Knapp serves as an independent, non-executive director of Pacific Alliance Group Asset Management Ltd. and is a member of the Board of Managers of Waterloo Oil & Gas LLC. In addition to his directorships named above, Mr. Knapp is a Trustee of Princeton-in-Asia Sea Education Association. Mr. Knapp was previously a director of Pacific Alliance Investment Management Ltd. and the Vietnam Opportunity Fund. Mr. Knapp was previously a managing director with Millennium Partners.
				None(1)	See column 4
William Taylor 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 69	Director	1 year/ 5 years, 11 months
Mr. Taylor is a Certified Public Accountant and is currently a director of Northern Illinois University Foundation and President and a director of The William & Dian Taylor Foundation. Mr. Taylor was previously a trustee of Writers Theatre. From 1976 through May 2005, Mr. Taylor was a Partner at Deloitte & Touche. From 1997 to 2001, Mr. Taylor was a director of Deloitte & Touche USA and from 1999 to 2003 Mr. Taylor was a director of Deloitte Touche Tohmatsu.
				None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years
Officer and Interested Directors
Warren Holtsberg(2) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 61	Director	1 year/ 4 years, 10 months
Mr. Holtsberg currently serves as Co-Head of Portfolio Management of The Tokarz Group Advisers LLC (the “Adviser”), the investment adviser to the Fund. Mr. Holtsberg founded Motorola Ventures, the venture capital and equity investment arm for Motorola, Inc. where he led the worldwide fund for eight years. He was also Corporate Vice President and Director of Equity Investments at Motorola. Mr. Holtsberg currently serves as a member of the Board of Directors of the Illinois Venture Capital Association, Sportvision, the Big Shoulders Fund and the Chicagoland Entrepreneurship Center and Illinois Ventures, the venture investment arm for the University of Illinois. Mr. Holtsberg serves on the advisory board of the Arcapita Fund. Mr. Holtsberg serves as a director for U.S. Gas & Electric, Inc. and MVC Partners LLC, portfolio companies of the Fund.
				None(1)	See column 4
Michael Tokarz(3) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 62	Director	1 year/ 8 years, 3 months
Mr. Tokarz currently serves as Chairman and Portfolio Manager of the Fund and as Manager of the Adviser. Mr. Tokarz also is Managing Member of The Tokarz Group, a private merchant bank, since 2002. Prior to this, Mr. Tokarz was a senior General Partner and Administrative Partner at Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts. He also currently serves on the corporate boards of CNO Financial Group, Inc., Walter Energy, Inc. (Chairman of the board), Walter Investment Management Corp., Mueller Water Products, Inc., and IDEX Corporation. He is Chairman Emeritus and is a member of the Board of the University of Illinois Foundation, and serves on its executive committee, investment policy committee and finance committee. He is also a member of the Board of Managers for Illinois Ventures, LLC, and its related, Illinois Emerging Technology Fund LLC. Mr. Tokarz serves as a director for the following portfolio companies of the Fund: Custom Alloy Corporation, Harmony Health and Beauty, Inc., MVC Automotive Group B.V., MVC Partners LLC, Ohio Medical Corporation, Summit Research Labs, Inc. and Turf Products, LLC. He also serves as a director of Gibdock Limited and Plymouth Rock Energy, LLC, both portfolio companies of MVC Private Equity Fund, L.P. He was previously on the board of Lomonosov, Althleta, Inc. and Apertio Ltd. In addition, he was on the boards of Timberland Machines & Irrigation, Inc., Dakota Growers Pasta Company, Harmony Pharmacy & Health Centers, Inc., and Huamei Capital Company, formerly portfolio companies of the Fund.
				None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years
Executive Officers
Bruce Shewmaker 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 66	Managing Director	Indefinite term/ 8 years, 3 months
Mr. Shewmaker currently serves as Managing Director of the Adviser and the Fund. Mr. Shewmaker worked directly for the Fund from November 2003 through October 2006. Previously, Mr. Shewmaker served as an Independent Director of the Fund in 2003. From 2001 to 2007, Mr. Shewmaker was a director of Infrared Imaging Systems, Inc., a medical devices company. Mr. Shewmaker currently serves on the boards of Harris & Harris Group, Inc. and Garrison Capital LLC. Mr. Shewmaker served as a director for the following portfolio companies of the Fund: Baltic Motors Corporation, Phoenix Coal Corporation and Vendio Services, Inc. He currently serves on the Boards of Foliofn, Inc., MVC Partners LLC, Velocitius B.V. and Vestal Manufacturing Enterprises, Inc.
				N/A	N/A
Peter Seidenberg 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 43	Chief Financial Officer	Indefinite term/ 6 years, 4 months
Mr. Seidenberg currently serves as Chief Financial Officer of the Adviser, in addition to his service as Chief Financial Officer of the Fund. Mr. Seidenberg joined the Fund in April 2005 after having previously served as a principal of Nebraska Heavy Industries, where he worked on engagements, including serving as the chief financial officer of Commerce One, Inc. Mr. Seidenberg, on behalf of the Fund, sits on the board of Ohio Medical Corp and serves as its corporate secretary. Mr. Seidenberg also serves on the Board of MVC Partners LLC. He was formerly a director of Vitality Foodservice, Inc. and a director of LHD Europe Holdings, Inc. (the European holdings of Vitality Foodservice, Inc.), both formerly portfolio companies of the Fund. Mr. Seidenberg also serves on the Advisory Counsel of Entrepreneurship@Cornell.
				N/A	N/A
Scott Schuenke 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 33	Chief Compliance Officer	Indefinite term/ 7 years, 4 months
Mr. Schuenke currently serves as the Controller and Chief Compliance Officer of the Adviser, in addition to his service as Chief Compliance Officer of the Fund. Prior to joining the Fund in June 2004, Mr. Schuenke served as a compliance officer with U.S. Bancorp Fund Services, LLC, from 2002 until he joined the Fund in 2004. Mr. Schuenke also served as the secretary of The Mexico Equity & Income Fund, Inc. and assistant secretary of Tortoise Energy Infrastructure Corporation during his tenure at U.S. Bancorp Fund Services, LLC. He serves on the Board of Vestal Manufacturing Enterprises, Inc. and NPWT Corporation, portfolio companies of the Fund. Mr. Schuenke is a Certified Public Accountant.
				N/A	N/A
Jaclyn Shapiro-Rothchild 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 34	Vice President/ Secretary	Indefinite term/ 7 years, 2 months; Indefinite term/ 8 years
Ms. Rothchild currently serves as Vice President and Secretary of the Adviser, in addition to her service as Vice President and Secretary of the Fund. Prior to joining the Fund in June 2002, she was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former investment sub-adviser to the Fund, and an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), a commercial real estate company. Ms. Rothchild serves as Chief Operating Officer of Eleventh Street Partners, Inc. and is a member of the Advisory Board of Forward Health. Ms. Shapiro-Rothchild serves on the Board of MVC Partners LLC, a portfolio company of the Fund.
				N/A	N/A

(1)	Other than the Fund.
(2)	Mr. Holtsberg is an “interested person,” as defined in the 1940 Act, of the Fund (an “Interested Director”) because of his employment with the Adviser.
(3)	Mr. Tokarz is an Interested Director because he serves as an officer of the Fund.

Board Meetings and Committees

The Board currently has an Audit Committee, a Valuation Committee, a Nominating/Corporate Governance/Strategy Committee and a Compensation Committee.

The current members of the Audit Committee are Messrs. Dominianni, Hellerman and Taylor, each of whom is an independent audit committee member, as defined in Sections 303.01(B)(2)(a) and (3) of the NYSE's listing standards, and an Independent Director. Mr. Hellerman is the Chairman of the Audit Committee. The Audit Committee's primary purposes are:

•
oversight responsibility with respect to: (a) the adequacy of the Company's accounting and financial reporting processes, policies and practices; (b) the integrity of the Company's financial statements and the independent audit thereof; (c) the adequacy of the Company's overall system of internal controls and risk management processes (to the extent not separately evaluated and monitored by the full Board), as appropriate, the internal controls of certain service providers; (d) the Company's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Company's independent auditors; and (f) the Company's internal audit function, if any; and

•
oversight of the preparation of any report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement with respect to the election of directors.

The most recent fiscal year of the Company ended on October 31, 2011. During that fiscal year, the Audit Committee held five (5) meetings. The Board has adopted a written charter for the Audit Committee, a copy of which is currently available on the Company's website at http://www.mvccapital.com.

During the fiscal year ended October 31, 2011, the Board held six (6) meetings. During the last fiscal year, each of the Directors then serving except one attended 100% of the aggregate number of meetings of the Board (one Director attended 83% of the aggregate number of meetings of the Board). Each of the Directors then serving except one attended 100% of the aggregate number of meetings of any committee of the Board on which such Director served (one Director attended 90% of the aggregate number of meetings of the committees of the Board on which such Director served). Currently, a majority of the Directors are not “interested persons”, as defined in the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Directors”). Mr. Knapp has been appointed by the Independent Directors to serve as the “Lead” Independent Director and, in that role, serves as the Presiding Director over executive sessions of non-management directors. Mr. Tokarz, the Portfolio Manager and principal executive officer of the Fund and the Adviser, serves as Chairman of the Board. Although he is an Interested Director ( i.e. , not independent), the Board believes that by having the principal executive serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Directors have adequate opportunity to serve as an independent, effective check on management and protect stockholders’ interests. Furthermore, as described below, the Board has three committees performing critical functions for the Fund’s governance and operations: the Audit, Valuation and Nominating/Corporate Governance/Strategy Committees and all three are comprised exclusively of Independent Directors.

The Valuation Committee, the principal purpose of which is to determine the fair values of securities in the Company's portfolio for which market quotations are not readily available, is currently comprised of Messrs. Dominianni, Hellerman and Knapp. Mr. Knapp is the Chairman of the Valuation Committee. The Valuation Committee held six (6) meetings during the fiscal year ended October 31, 2011.

The Nominating/Corporate Governance/Strategy Committee (the "Nominating Committee"), the principal purposes of which are to consider and nominate persons to serve as Independent Directors and oversee the composition and governance of the Board and its committees and to provide strategic direction with respect to the Company, is currently comprised of Messrs. Dominianni, Goldstein, Hellerman, Knapp and Taylor, each of whom is an Independent Director.  Mr. Dominianni is the Chairman of the Nominating Committee.  The Nominating Committee was established in January 2004.  The Board has adopted a written charter for the Nominating Committee, a copy of which is available on the Company's website at http://www.mvccapital.com. The Nominating Committee held one (1) meeting during the fiscal year ended October 31, 2011.  Mr. Goldstein joined the Nominating Committee in October of 2012.

The Nominating Committee considers director candidates nominated by shareholders in accordance with procedures set forth in the Company's By-Laws. The Company's By-Laws provide that nominations may be made by any shareholder of record of the Company entitled to vote for the election of directors at a meeting, provided that such nominations are made pursuant to timely notice in writing to the Secretary. The Nominating Committee then determines the eligibility of any nominated candidate based on criteria described below. To be timely, a shareholder's notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the scheduled date of a meeting. A shareholder's notice to the Secretary shall set forth: (a) as to each shareholder-proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class, series and number of shares of capital stock of the Company that are owned beneficially by the nominee, (iv) a statement as to the nominee's citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving the notice, (i) the name and record address of the shareholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the shareholder. The Company or the Nominating Committee may require a shareholder who proposes a nominee to furnish any such other information as may reasonably be required by the Company to determine the eligibility of the proposed nominee to serve as director of the Company. In addition, the Nominating Committee considers potential director candidates with input from various sources, which may include:  current Directors, members of the management team, or an outside search firm.  The Nominating Committee seeks to identify candidates that possess, in its view, strong character, judgment, business experience and acumen.  As a minimum requirement, any eligible candidate who is not proposed to serve as an Interested Director (i.e., a candidate who is not employed or proposed to be employed by the Company or TTG Advisers) must not be an "interested person" (as defined by the 1940 Act) of the Company.  The Nominating Committee also considers, among other factors, certain other relationships (beyond those delineated in the 1940 Act) that might impair the independence of a proposed Director.   Although the Board does not have a formal diversity policy, it endeavors to comprise itself of members with a variety of professional backgrounds.

In determining to select each of the Directors, the Nominating Committee and the Board considered a variety of factors, including each of the Directors' performance as current Directors and their professional background and experience.  In particular, the Nominating Committee and the Board noted that during the tenures of Messrs. Dominianni, Hellerman, Knapp and Tokarz, which began in 2003, the Company has witnessed a significant turnaround in performance.  In considering Mr. Goldstein's recent appointment, the Nominating Committee took into account, among other things, Mr. Goldstein's unique career professional focus on creating shareholder value from closed-end funds and BDCs.  The Board also noted the Directors' collective knowledge and experience in financial services, legal and financial analysis, corporate finance, portfolio management and accounting, all of which strengthen the Board's collective qualifications.  The Nominating Committee members considered that Messrs. Tokarz and Holtsberg are not Independent Directors but recognized that they represent TTG Advisers, and, as such, help foster the Board's direct access to information regarding TTG Advisers, which is the Company's most significant service provider.

The Compensation Committee, the principal purpose of which is to oversee the compensation of the Independent Directors, is currently comprised of Messrs. Hellerman and Knapp. Mr. Hellerman is the Chairman of the Compensation Committee.  The Compensation Committee was established in March 2003. The Compensation Committee held one (1) meeting during the fiscal year ended October 31, 2011.  The Board has adopted a written charter for the Compensation Committee, a copy of which is available on the Company's website at http://www.mvccapital.com.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Director and Executive Officer Compensation

The Company's officers do not receive any direct compensation from the Company.  The Company does not currently have any employees and does not expect to have any employees.  Services necessary for its business are provided by individuals who are employees of TTG Advisers, and the Company's administrator, U.S. Bancorp Fund Services, LLC (the "Administrator"), pursuant to the terms of the Company's Advisory Agreement and administration agreement. Each of the Company's executive officers is an employee of TTG Advisers. The Company's day-to-day investment operations are managed by TTG Advisers.

The following table sets forth compensation paid by the Company in all capacities during the fiscal year ended October 31, 2011 to all of our Directors. Our Directors have been divided into two groups — Interested Directors and Independent Directors. The Interested Directors are "interested persons," as defined in the 1940 Act, of the Company.  No compensation is paid to the Interested Directors.  (The Company is not part of any Fund Complex.)   No information has been provided with respect to executive officers of the Company because the Company's executive officers do not receive any direct compensation from the Company.

Name of Person, Position	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation (1)	Total
Interested Directors
Warren Holtsberg, Director	None	None	None	None
Michael Tokarz, Chairman and Portfolio Manager	None	None	None	None

Independent Directors
Emilio Dominianni, Director	$70,000	None	None	$70,000
Phillip Goldstein, Director(2)	None	None	None	None
Gerald Hellerman, Director	$80,000	None	None	$80,000
Robert Knapp, Director	$80,000	None	None	$80,000
William Taylor, Director	$70,000	None	None	$70,000

(1)	Directors do not receive any pension or retirement benefits from the Company.
(2)	Mr. Goldstein was appointed to the Board in September 2012.

The fees payable to Independent Directors and the fees payable to the Chairman of the Audit Committee, Valuation Committee, and Nominating Committee are as follows:  Each Independent Director is paid an annual retainer of $70,000 ($80,000 for each of the Chairman of the Audit Committee and the Chairman of the Valuation Committee) for up to five in-person Board meetings and committee meetings per year. In the event that more than five in-person Board meetings and committee meetings occur, each Director will be paid an additional $1,000 for an in-person meeting. Each Independent Director is also reimbursed by the Company for reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Company.

Director Equity Ownership

The following table sets forth, as of the date of this prospectus, with respect to each Director, certain information regarding the dollar range of equity securities beneficially owned in the Company. The Company does not belong to a family of investment companies.

(1) Name of Director	(2) Dollar Range of Equity Securities in the Company	(3) Aggregate Dollar Range of Equity Securities of All Funds Overseen or to be Overseen by Director in Family of Investment Companies
Independent Directors
Emilio Dominianni	Over $100,000	Over $100,000
Phillip Goldstein	Over $100,000	Over $100,000
Gerald Hellerman	Over $100,000	Over $100,000
Robert Knapp	Over $100,000	Over $100,000
William Taylor	Over $100,000	Over $100,000

Interested Directors
Warren Holtsberg (1)	$50,000-$100,000	$50,000-$100,000
Michael Tokarz (2)	Over $100,000	Over $100,000

(1)	Mr. Holtsberg is an Interested Director of the Company because of his employment with TTG Advisers.
(2)	Mr. Tokarz is an Interested Director of the Company because he serves as an officer of the Company and controls TTG Advisers.

ADVISORY AGREEMENT

Under the terms of the Advisory Agreement, TTG Advisers determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies), closes and monitors the investments we make, determines the securities and other assets that we purchase, retain or sell and oversees the administration, recordkeeping and compliance functions of the Company and/or third parties performing such functions for the Company. TTG Advisers' services under the Advisory Agreement are not exclusive, and it may furnish similar services to other entities.

Pursuant to the Advisory Agreement, the Company pays TTG Advisers a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2% of our total assets (excluding: (i) cash, (ii) the value of any investment in a third-party vehicle covered by a separate agreement, and (iii) the value of any investment by the Company not made in a portfolio company ("Non-Eligible Assets"); but including assets purchased with borrowed funds that are not Non-Eligible Assets) (the "Base Management Fee"). The Base Management Fee is payable quarterly in arrears. The Base Management Fee is calculated based on the value of our total assets (excluding Non-Eligible Assets, but including assets purchased with borrowed funds that are not Non-Eligible Assets) at the end of the most recently completed fiscal quarter. Base Management Fees for any partial month or quarter will be appropriately pro rated.

The incentive fee is comprised of the following two parts:

The income portion of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net operating income. Pre-incentive fee net operating income means interest income, dividend income and any other income (including any other fees paid to the Company and MVCFS, such as directors', commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus the Company's and MVCFS' operating expenses for the quarter (including the Base Management Fee and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee (whether paid or accrued)). Pre-incentive fee net operating income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. TTG Advisers is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Pre-incentive fee net operating income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net operating income in excess of the hurdle amounts (explained below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

In calculating the income portion of the incentive fee (the "Income Incentive Fee") pre-incentive fee net operating income, at the end of the immediately preceding fiscal quarter, will be compared to two "hurdle amounts": 1.75% of the Company's net assets (defined as total assets less total liabilities) ("Lower Hurdle Amount") and 2.1875% of the Company's net assets ("Higher Hurdle Amount").  The Company would pay the TTG Advisers the Income Incentive Fee with respect to the Company's pre-incentive fee net operating income in each fiscal quarter as follows:

•	no Income Incentive Fee in any fiscal quarter in which our pre-incentive fee net operating income does not exceed the Lower Hurdle Amount;

•
100% of our pre-incentive fee net operating income with respect to that portion of such pre-incentive fee net operating income, if any, that exceeds the Lower Hurdle Amount but is less than the Higher Hurdle Amount in any fiscal quarter; and

•	20% of the amount of our pre-incentive fee net operating income, if any, that exceeds the Higher Hurdle Amount in any fiscal quarter.

The second part of the incentive fee (the "Capital Gains Fee") is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), commencing with the fiscal year ended on October 31, 2009, and equals 20% of: (i) the Company's cumulative aggregate net realized capital gains, during such fiscal year, on the Company's investments made after November 1, 2003 (the "Company's New Portfolio") (exclusive of any realized gains on an investment in a third-party vehicle covered by a separate agreement or that are subject to an SPV Incentive Allocation, as defined below); minus (ii) the cumulative aggregate unrealized capital depreciation of the Company's New Portfolio calculated from November 1, 2003.  If the Capital Gains Fee is positive at the end of such year, then the aggregate amount of Capital Gains Fees paid in all prior years shall be subtracted from the Capital Gains Fee for such year.  For purposes of this calculation, neither the Company's contribution of an investment to a wholly-owned subsidiary nor the Company's distribution of an investment to the Company's stockholders shall be deemed to be a realization event.

In addition, the Company has authorized TTG Advisers to create or arrange for the creation of one or more special purpose vehicles for which it may serve as the general partner or managing member for purposes of making investments on behalf of the Company (each, an "SPV"). It is proposed that TTG Advisers, in its role as the general partner or managing member of an SPV, receive an incentive allocation equal to 20% of the net profits of the SPV (the "SPV Incentive Allocation"). In no event would any SPV Incentive Allocation received by TTG Advisers cause the total compensation received by TTG Advisers under the Advisory Agreement to exceed the limits imposed by the Investment Advisers Act of 1940, as amended.

Notwithstanding the foregoing, in no event shall the sum of the Capital Gains Fee and the SPV Incentive Allocation, if any, for any fiscal year exceed:  (i)20% of (a) the Company's cumulative aggregate realized capital gains on the Company's investments (the "Company's Total Portfolio") (including any realized gains attributable to an SPV Incentive Allocation), minus (b) the sum of the Company's cumulative aggregate realized capital losses on, and aggregate unrealized capital depreciation of, the Company's Total Portfolio; minus (ii) the aggregate amount of Capital Gains Fees paid and the value of SPV Incentive Allocations made in all prior years (the "Cap"). For purposes of calculating the Cap: (i) the initial value of any investment held by the Company on November 1, 2003 shall equal the fair value of such investment on November 1, 2003; and (ii) the initial value of any investment made by the Company after November 1, 2003 shall equal the accreted or amortized cost basis of such investment. Furthermore, in the event that the Capital Gains Fee for any fiscal year exceeds the Cap ("Uncollected Capital Gains Fees"), all or a portion of such amount shall be accrued and payable to TTG Advisers following any subsequent fiscal year in which the Advisory Agreement is in effect, but only to the extent the Capital Gains Fee, plus the amount of Uncollected Capital Gains Fees, each calculated as of the end of such subsequent fiscal year, do not exceed the Cap. Any remaining Uncollected Capital Gains Fees shall be paid following subsequent fiscal years in accordance with the same process, provided the Advisory Agreement is in effect during such fiscal year.

In addition, for the 2012 fiscal year, the Adviser voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse the Adviser under the Advisory Agreement (the “Voluntary Waiver”). For the fiscal year through July 31, 2012, the Adviser has so far waived $112,500 in expenses under the Voluntary Waiver.  In addition, the Adviser waived $2.3 million in income incentive fees associated with the $12 million dividend received from Summit Research Labs, Inc. in March 2012.  The Adviser also voluntarily waived a portion of the management fee associated with assets of the Company invested in the Octagon High Income Fund in the amount of approximately $59,000 for the nine-month period ended July 31, 2012.

Examples of Incentive Fee Calculations

Example 1: Income Related Portion of Incentive Fee(1):

Assumptions

•	Hurdle rate(2) = 1.75%

•	Management fee(3) = 2.00%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = maximum value of 3.5% of the Company's average net asset value including management fee

Alternative 1

Additional Assumptions

•	Operating income (including interest, dividends, fees, etc.) = 4.00%

•	Pre-incentive fee net operating income (operating income - (management fee + other expenses)) = .075%

Pre-incentive fee net operating income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Operating income (including interest, dividends, fees, etc.) = 5.25%

•	Pre-incentive fee net operating income (operating income - (management fee + other expenses)) = 2.00%

Pre-incentive fee net operating income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee

=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net operating income - 2.1875%)

=	(100% × (2.00% - 1.75%)) + 0%

=	0.25%

Alternative 3

Additional Assumptions

•	Operating income (including interest, dividends, fees, etc.) = 6.00%

•	Pre-incentive fee net operating income (operating income - (management fee + other expenses)) = 2.75%

Pre-incentive fee net operating income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee

=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net operating income -2.1875%)

=	(100% × (2.1875% - 1.75%)) + (20% × (2.75% - 2.1875%))

=	0.4375% + (20% × 0.5625%)

=	0.4375% + 0.1125%

=	0.55%

(1)	The hypothetical amount of pre-incentive fee net operating income shown is based on a percentage of total net assets.

(2)	Represents 1.75% annualized hurdle rate.

(3)	Represents 2.00% annualized management fee.

(4)	Excludes offering expenses.

Example 2: Capital Gains Portion of Incentive Fee

Assumptions

Year 1:

$20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $10 million investment in Company C ("Investment C").

Year 2:

Investment A is sold for $50 million, fair market value ("FMV") of Investment B is $32 million and FMV of Investment C is $5 million.

Year 3:

FMV of Investment B is $32 million and FMV of Investment C is $0.

Year 4:

Investment B is sold for $50 million and FMV of Investment C is $0.

Calculation of Capital Gains Fee (20% of: cumulative aggregate net realized capital gains on the Fund's investments made after November 1, 2003 (the "Fund's New Portfolio") minus the cumulative aggregate unrealized capital depreciation on the Fund's New Portfolio calculated from November 1, 2003)  If the Capital Gains Fee is positive at the end of a year, then the aggregate amount of the Capital Gains Fee paid in all prior years shall be subtracted from the Capital Gains Fee.

Year 1
20% of: ($0 cumulative aggregate realized capital gains on the Fund's New Portfolio minus $0 cumulative aggregate realized losses on the Fund's New Portfolio) minus ($0 cumulative aggregate unrealized capital depreciation on the Fund's New Portfolio) = $0

Year 2
20% of: ($30 million cumulative aggregate realized capital gains on the Fund's New Portfolio minus $0 cumulative aggregate realized losses on the Fund's New Portfolio) minus ($5 million cumulative aggregate unrealized capital depreciation on the Fund's New Portfolio) = $5 million

Year 3
(i) 20% of: ($30 million cumulative aggregate realized capital gains on the Fund's New Portfolio minus $0 cumulative aggregate realized losses on the Fund's New Portfolio) minus ($10 million cumulative aggregate unrealized capital depreciation on the Fund's New Portfolio) less (ii) $5 million capital gains fee received in Year 2 = $0

Year 4
(i) 20% of: ($50 million cumulative aggregate realized capital gains on the Fund's New Portfolio minus $0 cumulative aggregate realized losses on the Fund's New Portfolio) minus ($10 million cumulative aggregate unrealized capital depreciation on the Fund's New Portfolio) less (ii) $5 million capital gains fee received in Year 2 = $3 million

Payment of our expenses

Pursuant to the Advisory Agreement, all investment professionals of TTG Advisers and its staff, when and to the extent engaged in providing services required to be provided by TTG Advisers under the Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by TTG Advisers and not by the Company, except that costs or expenses relating to the following items are borne by the Company: (i) the cost and expenses of any independent valuation firm; (ii) expenses incurred by TTG Advisers payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company's investments and performing due diligence on its prospective portfolio companies, provided, however, the retention by TTG Advisers of any third party to perform such services shall require the advance approval of the Board (which approval shall not be unreasonably withheld) if the fees for such services are expected to exceed $30,000; once the third party is approved, any expenditure to such third party will not require additional approval from the Board; (iii) interest payable on debt and other direct borrowing costs, if any, incurred to finance the Company's investments or to maintain its tax status; (iv) offerings of the Company's common stock and other securities; (v) investment advisory and management fees; (vi) fees and payments due under any administration agreement between the Company and its administrator; (vii) transfer agent and custodial fees; (viii) federal and state registration fees; (ix) all costs of registration and listing the Company's shares on any securities exchange; (x) federal, state and local taxes; (xi) Independent Directors' fees and expenses; (xii) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC); (xiii) costs of any reports, proxy statements or other notices to stockholders, including printing and mailing costs; (xiv) the cost of the Company's fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (xv) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, independent auditors and outside legal costs; (xvi) the costs and expenses associated with the establishment of an SPV; (xvii) the allocable portion of the cost (excluding office space) of the Company's Chief Financial Officer, Chief Compliance Officer and Secretary in an amount not to exceed $200,000, per year, in the aggregate; (xviii) subject to a cap of $150,000 in any fiscal year of the Company, fifty percent of the unreimbursed travel and other related (e.g., meals) out-of-pocket expenses (subject to item (ii) above) incurred by TTG Advisers in sourcing investments for the Company; provided that, if the investment is sourced for multiple clients of TTG Advisers, then the Company shall only reimburse fifty percent of its allocable pro rata portion of such expenses; and (xix) all other expenses incurred by the Company in connection with administering the Company's business (including travel and other out-of-pocket expenses (subject to item (ii) above) incurred in providing significant managerial assistance to a portfolio company). Notwithstanding the foregoing, absent the consent of the Board, any fees or income earned, on the Company's behalf, by any officer, director, employee or agent of TTG Advisers in connection with the monitoring or closing of an investment or disposition by the Company or for providing managerial assistance to a portfolio company (which includes, for example, service on the board of directors of a portfolio company but does not include TTG Advisers' furnishing of portfolio management or other management services to a third-party vehicle) shall inure to the Company.

The Expense Cap

In addition, for fiscal year 2012, TTG Advisers has voluntarily agreed to extend the expense cap (which was in effect during the 2009 through 2011 fiscal years) to absorb or reimburse operating expenses of the Company (promptly following the completion of such year), to the extent necessary to limit the Company's Expense Ratio for such year to 3.5% (the "Expense Cap.  For purposes of this paragraph, the Company's "Expense Ratio" is calculated as of October 31 of any such year in which an expense cap applies and mean: (i) the consolidated expenses of the Company (which expenses include any amounts payable to TTG Advisers under the Base Management Fee, but exclude the amount of any interest, taxes, incentive compensation, amount of any payments made by the general partner ("GP") of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTGA, and extraordinary expenses (including, but not limited to, any legal claims and liabilities and litigation costs and any indemnification related thereto, and the costs of any spin-off or other similar type transaction contemplated by the Advisory Agreement)), as a percentage of (ii) the average net assets of the Company (i.e., average consolidated assets less average consolidated liabilities) during such fiscal year as set forth in the Company's financial statements contained in the Company's annual report on Form 10-K.  TTG Advisers has voluntarily agreed to extend the expense cap of 3.5% through the fiscal year 2013.

In addition, for the 2010 through 2012 fiscal years, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement.  TTG Advisers has also voluntarily agreed that any assets of the Company that were invested in exchange-traded funds and the Octagon High Income Fund would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.

Indemnification

The Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, TTG Advisers, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the "Indemnified Parties") are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of TTG Advisers' services under the Advisory Agreement or otherwise as an investment adviser of the Company. In addition, TTG Advisers has agreed to indemnify the Company for losses or damages arising out of the willful misfeasance, bad faith or gross negligence in the performance of an Indemnified Party's duties or by reason of the reckless disregard of its duties and obligations under the Advisory Agreement.

The Opportunities to Manage Other Entities

We may also seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to a private equity or other investment fund(s). In fact, during fiscal year 2006, we established MVC Partners for this purpose. Furthermore, the Board of Directors authorized the establishment of a private equity fund (the “PE Fund”), for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the “GP”). On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund. The PE Fund closed on approximately $104 million of capital commitments. The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make Non-Diversified Investments through the PE Fund. As previously disclosed, the Company is currently restricted from making Non-Diversified Investments. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees paid by the PE Fund and up to 30% of the carried interest generated by the PE Fund. Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund. In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees and any carried interest generated by the PE Fund. Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund.

As a result of the closings of the PE Fund, consistent with the Board-approved policy concerning the allocation of investment opportunities, the PE Fund will receive a priority allocation of all private equity investments that would otherwise be Non-Diversified Investments for the Company during the PE Fund’s investment period. In allocating investment opportunities, TTG Advisers adheres to the following policy, which was approved by the Board of Directors: TTG Advisers will give the Company priority with respect to all investment opportunities in (i) mezzanine and debt securities and (ii) equity or other “non-debt” investments that are (a) expected to be equal to or less than the lesser of 10% of the Company’s net assets or $25.0 million, and (b) issued by U.S. companies with less than $150.0 million in revenues during the prior twelve months. However, as a result of the PE Fund’s close, the PE Fund will now receive a priority allocation of all equity investments that would otherwise be Non-Diversified Investments for the Company, which will terminate on the later of: (i) the deployment of 80% of the committed capital of the PE Fund or (ii) two years from the first closing date of the PE Fund.

Additionally, in pursuit of our objective we may acquire a portfolio of existing private equity or debt investments held by financial institutions or other investment funds should such opportunities arise.

Principal Executive Officers

The following individuals are the principal executive officers of TTG Advisers. The principal business address of each such person is c/o The Tokarz Group Advisers LLC, at 287 Bowman Avenue, 2nd Floor, Purchase, NY 10577. The principal occupations of the following individuals are set forth under "Management" above.

Name	Position
Michael Tokarz	Manager
Warren Holtsberg	Co-Head of Portfolio Management
Bruce Shewmaker	Managing Director
Peter Seidenberg	Chief Financial Officer
Scott Schuenke	Controller and Chief Compliance Officer
Jaclyn Shapiro-Rothchild	Vice President and Secretary

Duration and Termination of Agreement

The Advisory Agreement was last renewed by the Independent Directors on October 23, 2012. The continuance  of the Advisory Agreement must be specifically approved at least annually by: (i) the vote of the Board, or by the vote of stockholders holding a majority of the outstanding voting securities of the Company; and (ii) the vote of a majority of the Company's directors who are not parties to the Advisory Agreement and are not "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) of either the Company or TTG Advisers, in accordance with the requirements of the 1940 Act.  The Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days' written notice, by: (i) TTG Advisers in the event (a) a majority of the current Independent Directors cease to serve as Directors of the Company or (b) the Company undergoes a change in "control" (as such term is defined by Section 2(a)(9) of the 1940 Act) not caused by TTG Advisers; (ii) TTG Advisers, following the initial two year term of the Advisory Agreement; (iii) by the vote of the stockholders holding a "majority of the outstanding voting securities" of the Company (as such term is defined by Section 2(a)(42) of the 1940 Act); or (iv) by the action of the Company's Directors. Furthermore, the Advisory Agreement shall automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Mr. Tokarz's Commitment to the Company

TTG Advisers has entered into an agreement with Mr. Tokarz pursuant to which Mr. Tokarz agreed to serve as the portfolio manager primarily responsible for the day-to-day management of the Company's portfolio. In addition, the Company and TTG Advisers have acknowledged that Mr. Tokarz is the current Portfolio Manager of the Company and TTG Advisers has covenanted that throughout the term of the Advisory Agreement it will not undertake any action that would cause Mr. Tokarz to cease to serve as the Company's primary Portfolio Manager, including, without limitation, transferring any controlling interest in TTG Advisers to another entity or person.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of         , 2012 , there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of                , 2012, information with respect to the beneficial ownership of our common stock by the shareholders who own more than 5% of our outstanding shares of common stock and our current Directors and executive officers. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon publicly available filings with the SEC.

FEDERAL INCOME TAX MATTERS

This summary of certain aspects of the federal income tax treatment of the Company and its shareholders is based upon the Code, judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in shares of our common stock.

You should consult your own tax adviser with respect to the tax considerations applicable to the holding of shares of our common stock. This discussion does not address all aspects of federal income taxation relevant to holders of our common stock in light of their personal circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers. This discussion does not address any aspects of foreign, state or local tax laws. The Company is actively managed and its investment strategies may be employed without regard to the tax consequences of the Company's transactions on the Company's shareholders.

We intend to continue to qualify for treatment as a RIC under Subchapter M of the Code and for the favorable tax treatment accorded RICs.  In order to permit us to deduct from our taxable income dividends we distribute to our shareholders, in addition to meeting other requirements, we must distribute for each taxable year at least 90% of (i) our investment company taxable income (consisting generally of net investment income from interest and dividends and net realized short term capital gains) and (ii) our net tax-exempt interest, if any. We must also meet several additional requirements, including:

•
At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of stock, securities or foreign currencies, other income derived with respect to our business of investing in such stock, securities or currencies, or net income derived from an interest in a "qualified publicly traded partnership" (generally, a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC),

•	As diversification requirements, as of the close of each quarter of our taxable year:

•
at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other RICs and other securities to the extent that (1) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (2) such other securities of any one issuer do not represent more than 5% of our total assets, and

•
no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other RICs), of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses, or of one or more qualified publicly traded partnerships.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on our ordinary income and realized capital gains (including gains realized on the distribution of appreciated property) at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction and individual distributees would qualify for the reduced tax rates applicable to "qualified dividends" under the Code. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property. If the Company fails to meet the requirements of Subchapter M for more than two consecutive taxable years and then seeks to requalify under Subchapter M, it may be required to recognize gain to the extent of any unrealized appreciation on its assets. In that case, any gain recognized by the Company likely would be distributed to shareholders as a taxable distribution.

Based on the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

If we qualify as a RIC and distribute to shareholders each year in a timely manner the sum of (i) at least 90% of our "investment company taxable income" as defined in the Code and (ii) at least 90% of our net tax-exempt interest, if any, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to shareholders. In addition, if we distribute in a timely manner the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any untaxed income or gains not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs. We will be subject to regular corporate income tax (currently at rates up to 35%) on any undistributed net investment income and any undistributed net capital gain. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our shareholders in the same proportion that dividends (other than capital gain dividends) paid to each shareholder bear to our taxable income determined without regard to the dividends paid deduction.

The Company's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. At October 31, 2011, the Company had a net capital loss carry forward of approximately $26.3 million, all of which will expire in the year 2019.  To the extent future capital gains are offset by capital loss carry forwards, such gains need not be distributed.  The Company had approximately $19.5 million in unrealized losses associated with Legacy Investments as of July 31, 2012.

If we acquire debt obligations that were originally issued at a discount, or that bear interest at rates that are not fixed (or are not certain "qualified variable rates") or that is not payable, or payable at regular intervals over the life of the obligation, we will be required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation, regardless of whether the income is received by us, and may be required to make distributions in order to continue to qualify for favorable RIC tax treatment or to avoid the 4% federal excise tax on certain undistributed income. In this event, we may be required to sell temporary investments or other assets to meet the distribution requirements.

The Company may invest a portion of its assets in a wholly-owned subsidiary (the "Subsidiary"), which may be classified as a corporation for U.S. federal tax purposes. Foreign corporations will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. Even if not engaged in a United States trade or business, foreign corporations will generally be subject to a withholding tax at a rate of 30% on United States source income that is not effectively connected with a United States trade or business.

If the Subsidiary is treated as a controlled foreign corporation, and the Company is treated as a "U.S. Shareholder" of the Subsidiary, the Company will be required to include in its gross income all of the Subsidiary's "subpart F income." "Subpart F income" is generally treated as ordinary income. If a net loss is realized by such Subsidiary, such loss generally is not available to offset the income of the Company. The recognition by the Company of the Subsidiary's "subpart F income" will increase the Company's tax basis in the Subsidiary. Distributions by such Subsidiary to the Company will not be taxable to the extent of its previously undistributed "subpart F income," and will reduce the Company's tax basis in the Subsidiary.

As a regulated investment company, the Company must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under Subchapter M of the Code. Commodity-linked investments generate income that is not "qualifying income" for purposes of meeting this 90% test. Although the Internal Revenue Service (the "IRS") previously has issued a number of private letter rulings ("PLRs") that indicate that certain income from a fund's investment in a controlled foreign corporation will constitute "qualifying income" for purposes of Subchapter M of the Code, the IRS has suspended issuance of further PLRs pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in the PLRs (which change in position may be applied retroactively to the Company), the income from the Company's investment in the Subsidiary might not be "qualifying income" and the Company might not qualify as a regulated investment company for one or more years, which would adversely affect the value of the Company and the favorable tax treatment of the Company.

For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to shareholders attributable to our ordinary income (including dividends, interest and original issue discount) and net realized short term capital gains generally will be taxable as ordinary income to shareholders to the extent of our current or accumulated earnings and profits, except to the extent the we receive "qualified dividends" and designate such amounts for individual shareholders as "qualified dividends". For taxable years beginning on or before December 31, 2012, the lower tax rate for "qualified dividends" will apply only if the individual shareholder holds shares in the Company, and the Company holds shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Company, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, an individual shareholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Corporate shareholders are generally eligible for the 70% dividends-received deduction with respect to ordinary income (but not capital gain) dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Company, and the Company holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Company, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, a corporate shareholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Company, or the Company's investment in the shares of the dividend-paying corporation, is financed with indebtedness.

Distributions in excess of our earnings and profits will first be treated as a return of capital which reduces the shareholder's adjusted basis in his or her shares of common stock and then as gain from the sale of shares of our common stock. Distributions of our net realized long-term capital gains (designated by us as capital gain dividends) will be taxable to shareholders as long-term capital gains regardless of the shareholder's holding period in his or her common stock.

Any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the shareholders on December 31 of the year in which it was declared. In addition, we may elect to relate a dividend back to the prior taxable year if we (i) declare such dividend prior to the due date (including extensions) for filing our return for that taxable year, (ii) make the election in that return, and (iii) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a shareholder will be treated as receiving a dividend in the taxable year in which the distribution is made (subject to the October, November, December rule described above).

To the extent that we retain any capital gains, we may designate them as "deemed distributions" and pay a tax thereon for the benefit of our shareholders. In that event, the shareholders must report their share of retained realized long-term capital gains on their individual tax returns as if the share had been received, and may report a credit on such returns for the tax paid thereon by us. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his or her common stock. Since we expect to pay tax on capital gains at regular corporate tax rates and the maximum rate payable by individuals on such gains can currently be as low as 15%, the amount of credit that individual shareholders may report is expected to exceed the amount of tax that they would be required to pay on the deemed distributions. Shareholders who are not subject to federal income tax or are unable to utilize fully the tax credit attributable to the deemed distribution should be able to file a return on the appropriate form and claim a refund for the excess credit.

The maximum rate for ordinary income for individuals is scheduled to increase to 39.6% in 2013, and the maximum individual long-term capital gains tax rate is scheduled to increase to 20% for sales or exchanges on or after January 1, 2013.  The 15% maximum individual tax rate for "qualified dividends" is scheduled to expire on December 31, 2012, after which all dividends would be subject to regular ordinary income tax rates.  In addition, for taxable years beginning on or after January 1, 2013, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on "net investment income" (or undistributed "net investment income", in the case of estates and trusts) for each such taxable year, with such tax applying to the lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount ($250,000 for married individuals filing jointly $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.)  Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property.  It is anticipated that net income and gain attributable to an investment in the Company will be included in an Investor's "net investment income" subject to this Medicare tax.

Section 1202 of the Code permits the exclusion, for federal income tax purposes, of 50% of any gain (subject to certain limitations) realized upon the sale or exchange of "qualified small business stock" held for more than five years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation, which must (i) at the time of issuance and immediately thereafter have assets of not more than $50 million and (ii) throughout substantially all of the holder's holding period for the stock be actively engaged in the conduct of a trade or business not excluded by law. If we acquire qualified small business stock, hold such stock for five years and dispose of such stock at a profit, a noncorporate shareholder who held shares of our common stock at the time we purchased the qualified small business stock and at all times thereafter until we disposed of the stock would be entitled to exclude from such shareholder's taxable income 50% of such shareholder's share of such gain. Seven percent (7%) of any amount so excluded would currently be treated as a preference item for alternative minimum tax purposes. Comparable rules apply under the qualified small business stock "rollover" provisions of section 1045 of the Code, under which gain otherwise reportable by individuals with respect to sales by us of qualified small business stock held for more than six months can be deferred if we reinvest the sales proceeds within 60 days in other qualified small business stock.

A shareholder may recognize taxable gain or loss if the shareholder sells or exchanges such shareholder's shares of common stock. Any gain arising from the sale or exchange of common stock generally will be treated as capital gain or loss if the common stock is held as a capital asset, and will be treated as long-term capital gain or loss if the shareholder has held his or her shares of common stock for more than one year. However, any capital loss arising from a sale or exchange of shares of common stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain distributions received (or deemed to be received) with respect to such shares of common stock.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service (the "IRS") certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Company.

We may be required to withhold U.S. federal income tax at the rate of 28% (until 2013, when the percentage will increase to 31%) on all taxable distributions payable to non-corporate shareholders who fail to provide us with their correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, or if the IRS notifies us that the shareholder is subject to backup withholding. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

There is generally no withholding tax to a shareholder who is not a U.S. person within the meaning of the Code ("Non-U.S. Person") (i) on the portion of the Company's distributions that consist of long-term capital gains realized by the Company, and (ii) the remaining distributions to Non-U.S. Persons are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty. Other rules may apply to Non-U.S. Persons whose income from the Company is effectively connected with the conduct of a U.S. trade or business by such Non-U.S. Person.  If the income from the Company is "effectively connected" with a U.S. trade or business carried on by a Non-U.S. Shareholder, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. A corporate Non-U.S. Shareholder may also be subject to the branch profits tax imposed by the Code.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Person will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder's allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Person must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Person would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

In the case of a Non-U.S. Shareholder, the Company may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Non-U.S. Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.

Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries) of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Shareholders should consult their tax advisors regarding the possible implications of these rules on their investment in the Company.

A tax-exempt U.S. person investing in the Company will not realize unrelated business taxable income with respect to an unleveraged investment in shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. tax consequences of an investment in the Company.

From time to time, the Company may be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder's pro rata portion of the affected expenses, including the management fee and incentive fee payable to the manager, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A "nonpublicly offered regulated investment company" is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Unless an exception applies, we will mail to each shareholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includible in such shareholder's taxable income for such year as net investment income, as net realized capital gains (if applicable) and as "deemed" distributions of capital gains, including taxes paid by us with respect thereto. In addition, absent an exemption, the federal tax status of each year's distributions will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in us.

Under our Plan, all cash distributions to shareholders will be automatically reinvested in additional whole and fractional shares of our common stock unless you elect to receive cash. For federal income tax purposes, however, you will be deemed to have constructively received cash and such amounts should be included in your income to the extent such constructive distribution otherwise represents a taxable dividend for the year in which such distribution is credited to your account. The amount of the distribution is the value of the shares of common stock acquired through the dividend reinvestment plan.

CERTAIN GOVERNMENT REGULATIONS

We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.

Business Development Company. A business development company is defined and subject to the regulations of the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses.

As a business development company, we may not acquire any asset other than "qualifying assets" unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

(1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An "eligible portfolio company" is defined in the 1940 Act as any issuer which:

(a)   is organized under the laws of, and has its principal place of business in, the United States;

(b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)   satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•
is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

The SEC recently adopted Rules 2a-46 and 55a-1 under the 1940 Act, which together expand the foregoing definition of "eligible portfolio company."

(2)   Securities of any eligible portfolio company which we control.

(3)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)   Cash, cash equivalents, U.S. Government securities or high-quality debt maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. We offer to provide managerial assistance to each of our portfolio companies.

As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage ratio of at least 200% immediately after each such issuance. See "Risk Factors." We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC. On July 11, 2000, the SEC granted us an exemptive order permitting us to make co-investments with certain of our affiliates in portfolio companies, subject to certain conditions. Under the exemptive order, the Company is permitted to co-invest in certain portfolio companies with its affiliates, subject to specified conditions. Under the terms of the exemptive order, portfolio companies purchased by the Company and its affiliates are required to be approved by the Independent Directors and are required to satisfy certain other conditions established by the SEC.

As with other companies subject to the regulations of the 1940 Act, a business development company must adhere to certain other substantive ongoing regulatory requirements. A majority of our directors must be persons who are not "interested persons," as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

We and TTG Advisers maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. The code of ethics generally does not permit investment by our employees in securities that may be purchased or held by us. You may read and copy the code of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. The code of ethics is also posted on our website at http://www.mvccapital.com.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of our shares. A majority of the outstanding voting securities of a company is defined by the 1940 Act as the lesser of: (i) 67% or more of such company's shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

We are periodically examined by the SEC for compliance with the 1940 Act.

DIVIDEND REINVESTMENT PLAN

All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the "Plan"). All such shareholders will have any cash dividends and distributions automatically reinvested by Computershare Ltd. (the "Plan Agent"), in additional shares of our common stock. Any shareholder may, of course, elect to receive his or her dividends and distributions in cash. Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. When we declare a dividend or distribution payable in cash or in additional shares of our common stock, those shareholders participating in the Plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Agent. If the market value of a share of our common stock on the payment date for such dividend or distribution equals or exceeds the net asset value per share on that date, we will issue new shares at the net asset value. If the net asset value exceeds the market price of our common stock, the Plan Agent will purchase in the open market such number of shares of our common stock as is necessary to complete the distribution.

The Plan Agent will maintain all shareholder accounts in the Plan and furnish written confirmation of all transactions. Shares of our common stock in the Plan will be held in the name of the Plan Agent or its nominee and such shareholder will be considered the beneficial owner of such shares for all purposes.

There is no charge to shareholders for participating in the Plan or for the reinvestment of dividends and distributions. We will not incur brokerage fees with respect to newly issued shares issued in connection with the Plan. Shareholders will, however, be charged a pro rata share of any brokerage fee charged for open market purchases in connection with the Plan.

We may terminate the Plan upon providing written notice to each shareholder participating in the Plan at least 60 days prior to the effective date of such termination. We may also materially amend the Plan at any time upon providing written notice to shareholders participating in the Plan at least 30 days prior to such amendment (except when necessary or appropriate to comply with applicable law or rules and policies of the SEC or other regulatory authority). You may withdraw from the Plan upon providing notice to the Plan Agent. You may obtain additional information about the Plan from the Plan Agent.

DESCRIPTION OF SECURITIES

The following summary of our capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Certificate of Incorporation.

Our authorized capital stock is 150,000,000 shares, $0.01 par value.

Common Stock

At November 1, 2012, there were 28,304,448 shares of common stock outstanding and 4,387,466 shares of common stock in our treasury. To date, no other classes of stock have been issued.

	(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)

MVC Capital, Inc.	Common Stock	150,000,000	4,387,466	23,916,982

All shares of common stock have equal rights as to earnings, assets, dividends and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our Board out of funds legally available therefore. Our common stock has no preemptive, conversion or redemption rights and is freely transferable. In the event of liquidation, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Preferred Stock

In order to issue preferred stock, it will be necessary for our Board and shareholders to approve an amendment to our certificate of incorporation providing for such issuance. The Board may then authorize the issuance of preferred stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets; and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more. We believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Warrants

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years; (ii) the exercise or conversion price is not less than the current market value at the date of issuance; (iii) our shareholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of MVC Capital and its shareholders; and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also generally provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

We may issue debt securities that may be senior or subordinated in priority of payment. We will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

Limitation on Liability of Directors

We have adopted provisions in our certificate of incorporation limiting the liability of our directors for monetary damages. The effect of these provisions in the certificate of incorporation is to eliminate the rights of MVC Capital and its shareholders (through shareholders' derivative suits on our behalf) to recover monetary damages against a director for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of MVC Capital or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an "interested stockholder" is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock. Our certificate of incorporation and fifth amended and restated bylaws provide that:

•	directors may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent of the shares then entitled to vote; and

•	any vacancy on the Board, however the vacancy occurs, including a vacancy due to an enlargement of the Board, may only be filled by vote of the directors then in office.

The limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and fifth amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting; and

•	special meetings of the stockholders may only be called by a majority of our Board, Chairman, Vice Chairman, Chief Executive Officer, President, Secretary and any Vice President.

Our fifth amended and restated bylaws provide that, in order for any matter to be considered "properly brought" before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders' meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities.

Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our Board to amend or repeal our bylaws. Our bylaws generally can be amended with the approval of at least sixty-six and two-thirds percent (66 2/3%) of the total number of authorized directors subject to certain exceptions, which provisions will require the vote of seventy-five percent (75%) of the total number of authorized directors to be amended. The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of stock entitled to vote is required to amend or repeal any of the provisions of our fifth amended and restated bylaws. Generally our certificate of incorporation may be amended by holders of a majority of the shares of our stock issued and outstanding and entitled to vote. However, the vote of at least sixty-six and two-thirds percent (66 2/3%) of the shares of our stock entitled to vote is required to amend or repeal any provision pertaining to the Board, limitation of liability, indemnification or stockholder action.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (i) through underwriters or dealers; (ii) directly to a limited number of purchasers or to a single purchaser; or (iii) through agents. The securities may be sold "at-the-market" to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters' obligations to purchase the securities will be subject to certain conditions precedent.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.  The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter identified in the applicable prospectus supplement. We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

LEGAL COUNSEL

Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, acts as legal counsel to the Company.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Pursuant to an agreement with the Company, US Bank National Association acts as the Company's custodian with respect to the safekeeping of its securities. The principal business office of the custodian is 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212.

The Company employs Computershare Ltd. as its transfer agent to record transfers of the shares, maintain proxy records, process distributions and to act as agent for each participant in the Company's Plan. Computershare's principal business office is 250 Royall Street, Canton, Massachusetts 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and schedules included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their reports have been audited by [    ] for the years ended October 31, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, as set forth in its reports thereon and included elsewhere herein and are included in reliance upon such reports given on the authority of said firm as experts in accounting and auditing.

MVC CAPITAL, INC. AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page
Consolidated Balance Sheets —July 31, 2012 (unaudited), October 31, 2011 and October 31, 2010	F-2
Consolidated Schedules of Investments — July 31, 2012 (unaudited) and October 31, 2011	F-3
Consolidated Statements of Operations — For the Periods ended July 31, 2012 and July 31, 2011 (unaudited) and for the Years Ended October 31, 2011, 2010 and 2009	F-7
Consolidated Statements of Cash Flows — For the Periods ended July 31, 2012 and July 31, 2011 (unaudited) and for the Years Ended October 31, 2011, 2010 and 2009	F-8
Consolidated Statements of Changes in Net Assets — For the Periods ended July 31, 2012 and July 31, 2011 (unaudited) and for the Years Ended October 31, 2011, 2010 and 2009	F-10
Consolidated Selected Per Share Data and Ratios — For the Periods ended July 31, 2012 and July 31, 2011 (unaudited) and for the Years Ended October 31, 2011, 2010 and 2009	F-11
Notes to Consolidated Financial Statements	F-12
Report of Independent Registered Accounting Firm	F-
Schedule 12-14	F-38

Part I. Consolidated Financial Information

Item 1. Consolidated Financial Statements

CONSOLIDATED FINANCIAL STATEMENTS

MVC Capital, Inc.
Consolidated Balance Sheets

	July 31,	October 31,	October 31,
	2012	2011	2010
	(Unaudited)

ASSETS

Assets
Cash and cash equivalents	$24,895,220	$28,317,460	$56,390,628
Restricted cash and cash equivalents	6,152,000	6,925,000	-
Investments at fair value
Non-control/Non-affiliated investments (cost $63,767,552, $90,292,464 and $113,688,332)	49,863,801	51,182,558	56,704,561
Affiliate investments (cost $127,801,028, $126,356,770 and $119,874,343)	179,897,585	187,953,099	167,106,213
Control investments (cost $150,414,008, $141,569,773 and $142,019,459)	195,699,727	213,079,430	210,090,715
Total investments at fair value (cost $341,982,588, $358,219,007 and $375,582,134)	425,461,113	452,215,087	433,901,489
Dividends, interest and fee receivables, net of reserves	6,967,678	7,872,867	6,374,314
Escrow receivables	856,563	1,146,899	2,063,420
Prepaid expenses	485,511	629,868	1,564,306
Prepaid taxes	1,978	-	78,463

Total assets	$464,820,063	$497,107,181	$500,372,620

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Term loan	$50,000,000	$50,000,000	$50,000,000
Provision for incentive compensation	17,066,004	23,938,058	21,990,314
Management fee payable	3,042,103	2,600,905	2,232,295
Professional fees payable	756,480	703,293
Other accrued expenses and liabilities	615,197	288,111	599,843
Portfolio fees payable	453,210	-	515,651
Consulting fees payable	85,930	64,999	38,054
Taxes payable	-	2,099	2,039

Total liabilities	72,018,924	77,597,465	75,378,196

Shareholders' equity
Common stock, $0.01 par value; 150,000,000 shares
authorized; 23,916,982, 23,916,982 and 23,990,987shares outstanding, respectively	283,044	283,044	283,044
Additional paid-in-capital	428,428,139	428,428,139	429,461,516
Accumulated earnings	58,047,616	40,499,006	40,218,844
Dividends paid to stockholders	(88,781,982)	(80,171,868)	(68,682,836)
Accumulated net realized loss	(50,884,958)	(25,755,440)	2,197,091
Net unrealized appreciation	83,478,525	93,996,080	58,319,355
Treasury stock, at cost, 4,387,466, 4,387,466 and 4,313,461 shares held, respectively	(37,769,245)	(37,769,245)	(36,802,590)

Total shareholders' equity	392,801,139	419,509,716	424,994,424

Total liabilities and shareholders' equity	$464,820,063	$497,107,181	$500,372,620

Net asset value per share	$16.42	$17.54	$17.71

The accompanying notes are an integral part of these consolidated financial statements.

 MVC Capital, Inc.
Consolidated Schedule of Investments
July 31, 2012 (Unaudited)

Company	Industry	Investment	Principal	Cost	Fair Value

Non-control/Non-affiliated investments - 12.69% (a, c, f, g)
Actelis Networks, Inc.	Technology Investments	Preferred Stock (150,602 shares) (d, j)		$5,000,003	-
Biovation Holdings, Inc.	Manufacturer of Laminate Material & Composites	Bridge Loan 6.0000% Cash, 6.0000% PIK, 02/28/2014 (b, h)	$1,500,000	1,500,000	$1,500,000
BPC II, LLC	Apparel	Limited Liability Company Interest (d)		180,000	-
DPHI, Inc.	Technology Investments	Preferred Stock (602,131 shares) (d, j)		4,520,355	-
FOLIOfn, Inc.	Technology Investments	Preferred Stock (5,802,259 shares) (d, j)		15,000,000	10,790,000
Freshii USA, Inc.	Food Services	Senior Secured Loan 6.0000% Cash, 6.0000% PIK, 01/13/2016 (b, h)	1,028,533	990,696	999,320
		Warrants (d, m)		33,873	33,873
				1,024,569	1,033,193
GDC Acquisition, LLC	Electrical Distribution	Senior Subordinated Debt 12.5000% Cash, 4.5000% PIK, 08/31/2011 (b, h, i)	3,348,160	3,237,952	-
		Warrants (d)		-	-
				3,237,952	-
Lockorder Limited	Technology Investments	Common Stock (21,064 shares) (d, e, j)		2,007,701	-
MainStream Data, Inc.	Technology Investments	Common Stock (5,786 shares) (d, j)		3,750,000	-
NPWT Corporation	Medical Device Manufacturer	Series B Common Stock (281 shares) (d)		1,236,364	50,000
		Series A Convertible Preferred Stock (5,000 shares) (d)		-	880,000
				1,236,364	930,000
Prepaid Legal Services, Inc.	Consumer Services	Tranche A Term Loan 7.5000% Cash, 01/01/2017 (h)	3,268,293	3,228,690	3,228,690
		Tranche B Term Loan 11.0000% Cash, 01/01/2017 (h)	4,000,000	3,903,063	3,903,063
				7,131,753	7,131,753
SGDA Sanierungsgesellschaft fur Deponien und Altlasten GmbH	Soil Remediation	Term Loan 7.0000% Cash, 08/31/2012 (e, h)	6,187,350	6,187,350	6,187,350
SHL Group Limited	Human Capital Management	Common Stock (1,528,330 shares) (d, e)		6,048,332	15,348,332
Teleguam Holdings, LLC	Telecommunications	Second Lien Loan 9.7500% Cash, 06/09/2017 (h)	7,000,000	6,943,173	6,943,173

Sub Total Non-control/Non-affiliated investments				63,767,552	49,863,801

Affiliate investments - 45.80% (a, c, f, g)
Centile Holdings B.V.	Software	Common Equity Interest (d, e)		3,001,376	3,001,376
Custom Alloy Corporation	Manufacturer of Pipe Fittings	Unsecured Subordinated Loan 7.0000% Cash, 7.0000% PIK , 06/18/2013 (b, h)	15,348,776	15,337,742	15,348,776
		Convertible Series A Preferred Stock (9 shares) (d)		44,000	44,000
		Convertible Series B Preferred Stock (1,991 shares) (d)		9,956,000	9,956,000
				25,337,742	25,348,776
Harmony Health & Beauty, Inc.	Health & Beauty - Retail	Common Stock (147,621 shares) (d)		6,700,000	250,000
JSC Tekers Holdings	Real Estate Management	Common Stock (2,250 shares) (d, e)		4,500	4,500
		Secured Loan 8.0000% Cash, 06/30/2014 (e, h)	4,000,000	4,000,000	4,000,000
				4,004,500	4,004,500
Marine Exhibition Corporation	Theme Park	Senior Subordinated Debt 7.0000% Cash, 4.0000% PIK, 10/26/2017 (b, h)	11,871,390	11,852,490	11,871,390
		Convertible Preferred Stock (20,000 shares) (b)		3,210,018	3,210,018
				15,062,508	15,081,408
Octago Credit Investors, LLC	Financial Services	Limited Liability Company Interest		2,266,102	5,423,152
RuMe Inc.	Consumer Products	Common Stock (999,999 shares) (d)		160,000	160,000
		Series B-1 Preferred Stock (4,999,076 shares) (d)		999,815	1,417,000
				1,159,815	1,577,000
Security Holdings B.V.	Electrical Engineering	Common Equity Interest (d, e)		40,186,620	26,970,000
SGDA Europe B.V.	Soil Remediation	Common Equity Interest (d, e)		20,084,599	7,676,000
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan 9.0000% Cash, 5.0000% PIK , 06/30/2015 (b, h)	9,497,766	9,497,766	9,497,766
		Convertible Series I Preferred Stock (32,200 shares) (d) (l)		500,000	81,067,607
		Convertible Series J Preferred Stock (8,216 shares) (d)		-	-
				9,997,766	90,565,373

Sub Total Affiliate investments				$127,801,028	$179,897,585

The accompanying notes are an integral part of these consolidated financial statements.

 MVC Capital, Inc.
Consolidated Schedule of Investments - (Continued)
July 31, 2012 (Unaudited)

Company	Industry	Investment	Principal	Cost	Fair Value

Control Investments - 49.82% (a, c, f, g)
MVC Automotive Group B.V.	Automotive Dealerships	Common Equity Interest (d, e)		$34,736,939	$33,881,000
		Bridge Loan 10.0000% Cash, 12/31/2012 (e, h)	$3,643,557	3,643,557	3,643,557
				38,380,496	37,524,557
MVC Partners, LLC	Private Equity	Limited Liability Company Interest (d)		9,364,002	8,143,609
MVC Private Equity Fund LP	Private Equity	Limited Liability Company Interest (d, k)		204,432	193,284
Ohio Medical Corporation	Medical Device Manufacturer	Common Stock (5,620 shares) (d)		15,763,636	-
		Series A Convertible Preferred Stock (20,362 shares) (b)		30,000,000	39,500,000
		Guarantee - Series B Preferred (d)		-	(700,000)
				45,763,636	38,800,000
SIA Tekers Invest	Port Facilities	Common Stock (68,800 shares) (d, e)		2,300,000	1,108,000
Summit Research Labs, Inc.	Specialty Chemicals	Second Lien Loan 7.0000% Cash, 7.0000% PIK , 09/30/2017 (b, h)	11,658,222	11,625,172	11,658,222
		Common Stock (1,115 shares)		16,000,000	62,500,000
				27,625,172	74,158,222
Turf Products, LLC	Distributor - Landscaping and	Senior Subordinated Debt 9.0000% Cash, 4.0000% PIK , 01/31/2014 (b, h)	8,395,261	8,395,261	8,395,261
	Irrigation Equipment	Junior Revolving Note 6.0000% Cash, 01/31/2014 (h)	1,000,000	1,000,000	1,000,000
		Limited Liability Company Interest (d)		3,535,694	2,603,794
		Warrants (d)		-	-
				12,930,955	11,999,055
Velocitius B.V.	Renewable Energy	Common Equity Interest (d, e)		11,395,315	19,273,000
Vestal Manufacturing Enterprises, Inc.	Iron Foundries	Senior Subordinated Debt 12.0000% Cash, 04/29/2013 (h)	600,000	600,000	600,000
		Common Stock (81,000 shares) (d)		1,850,000	3,900,000
				2,450,000	4,500,000

Sub Total Control Investments				150,414,008	195,699,727

TOTAL INVESTMENT ASSETS - 108.31% (f)				$341,982,588	$425,461,113

(a) These securities are restricted from public sale without prior registration under the Securities Act of 1933.  The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(b) These securities accrue a portion of their interest/dividends in "payment in kind" interest/dividends which is capitalized to the investment.

(c) All of the Company's equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Lockorder Limited, MVC Automotive Group B.V., Security Holdings B.V., SGDA Europe B.V., SGDA Sanierungsgesellschaft fur Deponien und Altlasten mbH, SIA Tekers Invest, JSC Tekers Holdings, Centile Holdings B.V., Velocitius B.V., Freshii USA, Inc. and MVC Partners, LLC.  The Company makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(d) Non-income producing assets.

(e) The principal operations of these portfolio companies are located in Europe.

(f) Percentages are based on net assets of $392,801,139 as of July 31, 2012.

(g) See Note 3 for further information regarding "Investment Classification."

(h) All or a portion of these securities have been committed as collateral for the Guggenheim Corporate Funding, LLC Credit Facility.

(i) All or a portion of the accrued interest on these securities have been reserved against.

(j) Legacy Investments.

(k) MVC Private Equity Fund, L.P. is a private equity fund focused on control equity investments in the lower middle market.  The fund currently holds three investments, two located in the United States and one in Gibraltar, which are in the energy, services, and industrial sectors, respectively.

(l) Upon a liquidity event, the Company may receive additional ownership in U.S. Gas & Electronic, Inc.

(m) Includes a warrant in Freshii One LLC, an affiliate of Freshii USA, Inc.

PIK - Payment-in-kind

- Denotes zero cost or fair value.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.
Consolidated Schedule of Investments
October 31, 2011

Company	Industry	Investment	Principal	Cost	Fair Value

Non-control/Non-affiliated investments- 12.20% (a, c, f, g)
Actelis Networks, Inc.	Technology Investments	Preferred Stock (150,602 shares) (d, j)		$5,000,003	-
BP Clothing, LLC	Apparel	Second Lien Loan 12.5000% Cash, 4.0000% PIK, 7/18/2012 (b, h, i)	$20,362,135	19,579,285	-
		Term Loan A 8.0000% Cash, 7/18/2011 (h, i)	1,987,500	1,987,500	$280,000
		Term Loan B 11.0000% Cash, 7/18/2011 (h, i)	2,000,000	2,000,000	-
				23,566,785	280,000
DPHI, Inc.	Technology Investments	Preferred Stock (602,131 shares) (d, j)		4,520,355	-
FOLIOfn, Inc.	Technology Investments	Preferred Stock (5,802,259 shares) (d, j)		15,000,000	10,790,000
GDC Acquisition, LLC	Electrical Distribution	Senior Subordinated Debt 12.5000% Cash, 4.5000% PIK%, 8/31/2011 (b, h, i)	3,348,160	3,237,952	-
		Warrants (d)		-	-
				3,237,952	-
Integrated Packaging Corporation	Manufacturer of Packaging Material	Warrants (d)		-	-
Lockorder Limited	Technology Investments	Common Stock (21,064 shares) (d, e, j)		2,007,701	-
MainStream Data, Inc.	Technology Investments	Common Stock (5,786 shares) (d, j)		3,750,000	-
NPWT Corporation	Medical Device Manufacturer	Series B Common Stock (281 shares) (d)		1,236,364	56,364
		Series A Convertible Preferred Stock (5,000 shares) (d)		-	1,000,000
				1,236,364	1,056,364
Octagon High Income Cayman Fund Ltd.	Investment Company	Series 1 Participating Non-Voting Shares (3,014 shares) (e, k)		3,013,952	2,804,543
Prepaid Legal Services, Inc.	Consumer Services	Tranche A Term Loan 7.5000% Cash, 12/31/2016 (h)	4,000,000	3,943,303	3,943,303
		Tranche B Term Loan 11.0000% Cash, 12/31/2016 (h)	4,000,000	3,886,607	3,886,607
				7,829,910	7,829,910
SafeStone Technologies Limited	Technology Investments	Common Stock (21,064 shares) (d, e, j)		2,007,701	-
SGDA Sanierungsgesellschaft fur Deponien und Altlasten GmbH	Soil Remediation	Term Loan 7.0000% Cash, 8/31/2012 (e, h)	6,187,350	6,187,350	6,187,350
SHL Group Limited	Talent Management Assessment	Common Stock (1,518,762 shares) (d, e)		6,000,000	15,300,000
Teleguam Holdings, LLC	Telecommunications	Second Lien Loan 9.7500% Cash, 6/9/2017 (h)	7,000,000	6,934,391	6,934,391

Sub Total Non-control/Non-affiliated investments				90,292,464	51,182,558

Affiliate investments - 44.80% (a, c, f, g)
Centile Holding B.V.	Software	Common Equity Interest (d, e)		3,001,376	3,001,376
Custom Alloy Corporation	Manufacturer of Pipe Fittings	Unsecured Subordinated Loan 7.0000% Cash, 7.0000% PIK, 9/18/2012 (b, h)	14,559,236	14,485,213	14,559,236
		Convertible Series A Preferred Stock (9 shares) (d)		44,000	44,000
		Convertible Series B Preferred Stock (1,991 shares) (d)		9,956,000	9,956,000
				24,485,213	24,559,236
Harmony Health & Beauty, Inc.	Health and Beauty - Retail	Common Stock (147,621 shares) (d)		6,700,000	1,000,000
JSC Tekers Holdings	Real Estate Management	Common Stock (2,250 shares) (d, e)		4,500	4,500
		Secured Loan 8.0000% Cash, 6/30/2014 (e, h)	4,000,000	4,000,000	4,000,000
				4,004,500	4,004,500
Marine Exhibition Corporation	Theme Park	Senior Subordinated Debt 7.0000% Cash, 4.0000% PIK, 10/26/2017 (b, h)	11,958,188	11,921,592	11,958,188
		Convertible Preferred Stock (20,000 shares) (b)		3,024,872	3,024,872
				14,946,464	14,983,060
Octagon Credit Investors, LLC	Financial Services	Limited Liability Company Interest		2,176,607	5,333,657
RuMe Inc.	Consumer Products	Common Stock (999,999 shares) (d)		160,000	160,000
		Series B-1 Preferred Stock (4,999,076 shares) (d)		999,815	999,815
				1,159,815	1,159,815
Security Holdings B.V.	Electrical Engineering	Common Equity Interest (d, e)		40,186,620	33,200,000
SGDA Europe B.V.	Soil Remediation	Common Equity Interest (d, e)		20,084,598	10,500,000
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan 9.0000% Cash, 5.0000% PIK%, 7/26/2012 (b, h)	9,143,848	9,111,577	9,143,848
		Convertible Series I Preferred Stock (32,200 shares) (d)		500,000	78,515,749
		Convertible Series J Preferred Stock (8,216 shares) (d)		-	2,551,858
				9,611,577	90,211,455

Sub Total Affiliate investments				$126,356,770	$187,953,099

 The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.
Consolidated Schedule of Investments - (Continued)
October 31, 2011

Company	Industry	Investment	Principal	Cost	Fair Value

Control Investments - 50.79% (a, c, f, g)
MVC Automotive Group B.V.	Automotive Dealerships	Common Equity Interest (d, e)		$34,736,939	$42,450,000
		Bridge Loan 10.0000% Cash, 12/31/2011 (e, h)	$3,643,557	3,643,557	3,643,557
				38,380,496	46,093,557
MVC Partners, LLC	Private Equity	Limited Liability Company Interest (d)		1,350,253	1,133,729
Ohio Medical Corporation	Medical Device Manufacturer	Common Stock (5,620 shares) (d)		15,763,636	-
		Series A Convertible Preferred Stock (18,102 shares) (b)		30,000,000	39,500,000
				45,763,636	39,500,000
SIA Tekers Invest	Port Facilities	Common Stock (68,800 shares) (d, e)		2,300,000	1,525,000
Summit Research Labs, Inc.	Specialty Chemicals	Second Lien Loan 7.0000% Cash, 7.0000% PIK, 8/31/2013 (b, h)	11,055,089	10,999,118	11,055,089
		Common Stock (1,115 shares) (d)		16,000,000	74,500,000
				26,999,118	85,555,089
Turf Products, LLC	Distributor - Landscaping and Irrigation Equipment	Senior Subordinated Debt 9.0000% Cash, 4.0000% PIK, 1/31/2014 (b, h)	8,395,261	8,395,261	8,395,261
		Junior Revolving Note 6.0000% Cash, 1/31/2014 (h)	1,000,000	1,000,000	1,000,000
		Limited Liability Company Interest (d)		3,535,694	2,721,794
		Warrants (d)		-	-
				12,930,955	12,117,055
Velocitius B.V.	Renewable Energy	Common Equity Interest (d, e)		11,395,315	25,100,000
Vestal Manufacturing Enterprises, Inc.	Iron Foundries	Senior Subordinated Debt 12.0000% Cash, 4/29/2013 (h)	600,000	600,000	600,000
		Common Stock (81,000 shares) (d)		1,850,000	1,455,000
				2,450,000	2,055,000

Sub Total Control Investments				141,569,773	213,079,430

TOTAL INVESTMENT ASSETS - 107.79% (f)				$358,219,007	$452,215,087

(a) These securities are restricted from public sale without prior registration under the Securities Act of 1933.  The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(b) These securities accrue a portion of their interest/dividends in "payment in kind" interest/dividends which is capitalized to the investment.

(c) All of the Company's equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Lockorder Limited, MVC Automotive Group B.V., Octagon High Income Cayman Fund Ltd., SafeStone Technologies Limited, Security Holdings B.V., SGDA Europe B.V., SGDA Sanierungsgesellschaft fur Deponien und Altlasten mbH, SIA Tekers Invest, JSC Tekers Holdings, Centile Holding B.V. and Velocitius B.V.  The Company makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(d) Non-income producing assets.

(e) The principal operations of these portfolio companies are located in Europe.

(f) Percentages are based on net assets of $419,509,716 as of October 31, 2011.

(g) See Note 3 for further information regarding "Investment Classification."

(h) All or a portion of these securities have been committed as collateral for the Guggenheim Corporate Funding, LLC Credit Facility.

(i) All or a portion of the accrued interest on these securities have been reserved against.

(j) Legacy Investments.

(k) Octagon High Income Cayman Fund Ltd., which seeks to maximize current income consistent with the preservation of capital through the leveraged loan market and offers monthly liquidity after the initial six months of the investment with a 15-day notice

PIK - Payment-in-kind

- Denotes zero cost or fair value.

 The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.
Consolidated Statements of Operations

	For the Nine Month Period November 1, 2011 to July 31, 2012	For the Nine Month Period November 1, 2010 to July 31, 2011	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
	(Unaudited)	(Unaudited)
Operating Income:
Dividend income
Non-control/Non-affiliated investments	$6,352	$245,066	$246,234	$-	$-
Affiliate investments	277,720	382,434	571,401	2,275,531	2,459,914
Control investments	12,000,000	-	-	-	-

Total dividend income	12,284,072	627,500	817,635	2,275,531	2,459,914

Interest income
Non-control/Non-affiliated investments	1,504,749	2,277,715	2,624,633	8,693,240	10,294,769
Affiliate investments	3,861,467	3,663,524	4,898,975	5,007,696	5,070,990
Control investments	2,414,276	2,026,609	3,108,630	3,338,769	3,929,470

Total interest income	7,780,492	7,967,848	10,632,238	17,039,705	19,295,229

Fee income
Non-control/Non-affiliated investments	67,427	1,036,317	1,086,961	352,679	621,252
Affiliate investments	807,246	860,093	1,130,131	2,717,090	2,615,151
Control investments	570,331	424,979	566,426	626,780	862,253

Total fee income	1,445,004	2,321,389	2,783,518	3,696,549	4,098,656

Fee income - Asset Management 1
Portfolio fees	1,149,779	-	-	-	-
Management fees	823,562	594,500	396,333	-	-

Total fee income - Asset Management	1,973,341	594,500	396,333	-	-

Other income	255,874	1,039,423	1,341,241	509,712	254,945

Total operating income	23,738,783	12,550,660	15,970,965	23,521,497	26,108,744

Operating Expenses:
Management fee	6,560,420	6,540,917	8,844,572	9,329,809	9,843,427
Interest and other borrowing costs	2,480,757	2,298,520	3,082,125	2,824,788	3,127,594
Portfolio fees - Asset Management 1	862,335	-	-	-	-
Management fee - Asset Management 1	617,671	445,875	297,250	-	-
Audit fees	522,000	401,800	1,947,744	2,479,167	3,716,852
Legal fees	511,238	676,627	1,209,693	832,391	904,695
Other expenses	466,045	871,313	884,472	487,000	594,000
Consulting fees	327,353	400,501	560,800	548,500	659,400
Directors' fees	259,000	243,000	550,271	366,200	164,700
Insurance	250,839	263,565	348,027	353,135	377,400
Administration	197,751	200,794	329,000	346,800	272,100
Printing and postage	99,900	81,280	268,146	273,986	290,362
Public relations fees	76,500	76,300	89,800	84,000	77,800
Net Incentive compensation	(4,526,865)	(1,534,688)	80,280	103,396	178,875

Total operating expenses	8,704,944	10,965,804	18,492,180	18,029,172	20,207,205

Less: Voluntary Expense Waiver by Adviser 2	(112,500)	(112,500)	(150,000)	(150,000)	-
Less: Voluntary Management Fee Waiver by Adviser 3	(58,728)	(100,635)	(100,635)	-	-
Less: Voluntary Incentive Fee Waiver by Adviser 4	(2,345,189)	-	-	-	-

Total waivers	(2,516,417)	(213,135)	(250,635)	(150,000)	-

Net operating income before taxes	17,550,256	1,797,991	(2,270,580)	5,642,325	5,901,539

Tax Expenses:
Deferred tax expense	-	-	-	-	1,443,765
Current tax expense	1,646	12,893	13,557	8,476	(66,946)

Total tax expense	1,646	12,893	13,557	8,476	1,376,819

Net operating income (loss)	17,548,610	1,785,098	(2,284,137)	5,633,849	4,524,720

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency:

Net realized (loss) gain on investments
Non-control/Non-affiliated investments	(25,170,615)	(6,361,489)	(16,339,803)	(205,245)	(324)
Affiliate investments	-	(8,081,806)	(10,081,806)	36,111,253	(7,000,000)
Control investments	41,097	-	-	(3,717,209)	(18,081,404)
Foreign currency	-	-	-	(389)	-

Total net realized (loss) gain on investments	(25,129,518)	(14,443,295)	(26,421,609)	32,188,410	(25,081,728)
and foreign currency

Net change in unrealized (depreciation) appreciation
on investments	(10,517,555)	6,347,326	35,676,725	(21,689,497)	34,804,497

Net realized (loss) gain and net change in unrealized
depreciation on investments	(35,647,073)	(8,095,969)	9,255,116	10,498,913	9,722,769

Net (decrease) increase in net assets resulting
from operations	$(18,098,463)	$(6,310,871)	$6,970,979	$16,132,762	$14,247,489

Net (decrease) increase in net assets per share
resulting from operations	$(0.76)	$(0.26)	$0.30	$0.66	$0.59

Dividends declared per share	$0.36	$0.36	$0.48	$0.48	$0.48

The accompanying notes are an integral part of these consolidated financial statements.

1 These items are related to the management of the MVC Private Equity Fund, L.P. ("PE Fund").

2 Reflects the TTG Advisers' voluntary waiver of $150,000 per fiscal year of expenses that the Company would otherwise be obligated to reimburse TTG Advisers under the Advisory Agreement.

3 Reflects TTG Advisers' voluntary agreement that any assets of the Company invested in exchange-traded funds or the Octagon High Income Cayman Fund Ltd. would not be taken into the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.  Please see Note 9 "Management" for more information.

4 Reflects TTG Advisers' voluntary waiver of the Incentive Fee associated with pre-incentive fee net operationg income for the fiscal quarter ended April 30,2012.

MVC Capital, Inc.
Consolidated Statements of Cash Flows

	For the Nine Month Period November 1, 2011 to July 31, 2012	For the Nine Month Period November 1, 2010 to July 31, 2011	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
	(Unaudited)	(Unaudited)
Cash flows from Operating Activities:
Net decrease in net assets resulting from operations	$(18,098,463)	$(6,310,871)	$6,970,979	$16,132,762	$14,247,489
Adjustments to reconcile net decrease in net assets
resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss	25,129,518	14,443,295	26,421,609	(32,188,410)	25,081,728
Net change in unrealized depreciation (appreciation)	10,517,555	(6,347,326)	(35,676,725)	21,689,497	(34,804,497)
Amortization of discounts and fees	(48,372)	(23,090)	(34,327)	(15,517)	(73,434)
Increase in accrued payment-in-kind dividends and interest	(2,294,938)	(2,425,740)	(3,174,721)	(5,561,308)	(6,354,807)
Allocation of flow through income	(89,495)	(395,935)	(589,371)	(298,058)	(156,742)
Changes in assets and liabilities:
Dividends, interest and fees receivable	905,189	(238,601)	(1,498,553)	(988,981)	(2,743,339)
Escrow receivables	290,336	916,521	916,521	(2,063,420)	-
Prepaid expenses	144,357	114,862	934,438	(292,953)	1,026,081
Prepaid taxes	(1,978)	78,463	78,463	299,420	381,142
Incentive compensation	(6,872,054)	(1,534,688)	1,947,744	2,479,167	3,716,852
Other liabilities	1,293,513	370,712	271,525	(1,190,987)	533,176
Purchases of equity investments	(8,266,513)	(28,096,855)	(39,507,490)	(6,456,751)	(1,017,554)
Purchases of debt instruments	(2,500,000)	(25,909,586)	(25,909,586)	(2,500,000)	(11,652,248)
Proceeds from equity investments	3,082,192	20,630,017	20,630,017	71,987,346	286,100
Proceeds from debt instruments	1,224,027	33,490,637	39,526,996	22,244,985	16,692,298

Net cash provided by (used in) operating activities	4,414,874	(1,238,185)	(8,692,481)	83,276,792	6,606,010

Cash flows from Financing Activities:
Issuance of common stock	-	-	-	-	-
Offering expenses	-	-	-	-	-
Repurchase of common stock	-	(966,655)	(966,655)	(3,999,128)	-
Distributions paid to shareholders	(8,610,114)	(8,618,994)	(11,489,032)	(11,594,909)	(11,662,602)
Net repayments under revolving credit facility	-	-	-	(12,300,000)	(6,700,000)

Net cash used in financing activities	(8,610,114)	(9,585,649)	(12,455,687)	(27,894,037)	(18,362,602)

Net change in cash and cash equivalents for the period	(4,195,240)	(10,823,834)	(21,148,168)	55,382,755	(11,756,592)

Unrestricted and restricted cash and cash equivalents, beginning of period	$35,242,460	$56,390,628	56,390,628	1,007,873	12,764,465

Unrestricted and restricted cash and cash equivalents, end of period	$31,047,220	$45,566,794	$35,242,460	$56,390,628	$1,007,873

The accompanying notes are an integral part of these consolidated financial statements.

During the nine months ended July 31, 2012 and 2011 MVC Capital, Inc. paid $2,188,207 and $2,180,202 in interest expense, respectively.
During the year ended October 31, 2011, 2010 and 2009 MVC Capital, Inc. paid $2,898,949, $2,205,644 and $2,307,884, in interest expense, respectively.

During the year ended October 31, 2011, 2010 and 2009 MVC Capital, Inc. paid $2,134, $2,039 and $0 in income taxes, respectively.
During the nine months ended July 31, 2012 and 2011 MVC Capital, Inc. paid $5,935 and $2,134 in income taxes, respectively.

Non-cash activity:
During the nine months ended July 31, 2012 and 2011, MVC Capital, Inc. recorded payment in kind dividend and interest of $2,294,938 and $2,425,740, respectively. This amount was added to the principal balance of the investments and recorded as dividend/interest income.

During the years ended October 31, 2011, 2010 and 2009, MVC Capital, Inc. recorded payment-in-kind dividend and interest income of $3,174,721, $5,561,308 and $6,354,807, respectively. This amount was added to the principal balance of the investments and recorded as dividend/interest income.

During the nine months ended July 31, 2012 and 2011, MVC Capital, Inc. was allocated $255,874 and $1,033,937, respectively, in flow-through income from its equity investment in Octagon Credit Investors, LLC.  Of these amounts, $166,379 and $638,002, respectively, was received in cash and the balance of $89,495 and $395,935, respectively, was undistributed and therefore increased the cost of the investment.  The fair value was then increased by $89,495 and $395,935, respectively, by the Company's Valuation Committee.

During the years ended October 31, 2010, 2009 and 2008 MVC Capital Inc. was allocated $1,335,755, $509,712 and $254,945, respectively, in flow-through income from its equity investment in Octagon Credit Investors, LLC.  Of these amounts, $746,384 $211,654 and $98,203 respectively, was received in cash and the balance of $589,371, $298,058 and $156,742, respectively, was undistributed and therefore increased the cost of the investment.  The fair value was then increased by $589,371, $298,058 and $156,742 respectively, by the Company's Valuation Committee.

On December 29, 2009, MVC Capital, Inc. sold the common and preferred shares and the warrants of Vitality Food Service, Inc.'s ("Vitality").  As part of this transaction, there was approximately $2.9 million deposited in an escrow account subject to a reduction over a three year period in accordance with a specified schedule.  This escrow is currently carried at approximately $927,349 on the Company’s consolidated balance sheet.

Prior to the sale of Vitality on December 29, 2009, Vitality's European operations (which were not purchased by the buyer) were distributed to Vitality’s shareholders on a pro-rata basis.  MVC Capital, Inc. received 960 shares of Series A common stock and 334 shares of convertible Series B common stock in LHD Europe as part of this transaction.

On March 17, 2010, MVC Capital, Inc. transferred its equity interest in SGDA Sanierungsgesellschaft fur Deponien und Altlasten GmbH to their equity interest in SGDA Europe B.V. The Company owned 70% of the common stock of SGDA Sanierungsgesellschaft fur Deponien und Altlasten GmbH and a majority economic ownership in SGDA Europe B.V. SGDA Europe B.V. increased its shareholders’ equity by $4.2 million as a result of the cashless transaction.

On July 2, 2010, MVC Capital, Inc. sold its common and preferred shares of Vendio Services, Inc.  As part of this transaction, there was approximately $180,020 deposited in an escrow account subject to a reduction over an 18 month period in accordance with a specified schedule.  This escrow is currently carried at $219,550 on the Company’s consolidated balance sheet.

On November 30, 2010, a public Uniform Commercial Code (“UCC”) sale of Harmony Pharmacy’s assets took place.  Prior to this sale, the Company formed a new entity, Harmony Health & Beauty, Inc. (“HH&B”).  The Company assigned its secured debt interest in Harmony Pharmacy of approximately $6.4 million to HH&B in exchange for a majority of the economic ownership.  At the UCC sale, HH&B submitted a successful credit bid of approximately $5.9 million for all of the assets of Harmony Pharmacy.  On December 21, 2010, Harmony Pharmacy filed for dissolution in the states of California, New Jersey and New York.  As a result, the Company realized an $8.4 million loss on its investment in Harmony Pharmacy.

On January 11, 2011, SHL Group Limited acquired the Company’s portfolio company PreVisor.  The Company received 1,518,762 common shares of SHL Group Limited for its investment in PreVisor.  The cost basis and market value of the Company’s investment remained unchanged as a result of the transaction.

On April 29, 2011, assets from a division of Ohio Medical were distributed to Ohio Medical shareholders on a pro-rata basis.  The Company received 281 shares of common stock in NPWT Corporation as part of this transaction.

On October 17, 2011, MVC Capital, Inc. converted the SGDA Europe B.V. senior secured loan of $1.5 million to additional common equity interest.

On December 12, 2011, BP Clothing, LLC (“BP”) filed for Chapter 11 protection in New York with agreement to turn ownership over to secured lenders under a bankruptcy reorganization plan.   On June 20, 2012, BP completed the bankruptcy process which resulted in a realized loss of approximately $23.4 million on the second lien loan, term loan A and term loan B.  As a result of the bankruptcy process, the Company received limited liability company interest in BPC II, LLC (“BPC”).

On January 13, 2012, the Company received free warrants related to their debt investment in Freshii USA, Inc.  The Company allocated the cost basis in the investment between the senior secured loan and the warrant at the time the investment was made.  The Company will amortize the discount associated with the warrant over the four year life of the loan.  During the nine month period ended July 31, 2012, the Company recorded approximately $6,036 of amortization.

On March 23, 2012, the Company sold its shares in the Octagon High Income Cayman Fund Ltd. ("Octagon Fund").  As part of this transaction, there was approximately $152,000 held back until Octagon Fund's fiscal year 2012 audit is complete.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.
Consolidated Statements of Changes in Net Assets

	For the Nine Month Period November 1, 2011 to July 31, 2012	For the Nine Month Period November 1, 2010 to July 31, 2011	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
	(Unaudited)	(Unaudited)
Operations:
Net operating income (loss)	$17,548,610	$1,785,098	$(2,284,137)	$5,633,849	$4,524,720
Net realized (loss) gain on investments and foreign currencies	(25,129,518)	(14,443,295)	(26,421,609)	32,188,410	(25,081,728)
Net change in unrealized (depreciation) appreciation on investments	(10,517,555)	6,347,326	35,676,725	(21,689,497)	34,804,497

Net (decrease) increase in net assets from operations	(18,098,463)	(6,310,871)	6,970,979	16,132,762	14,247,489

Shareholder Distributions:
Distributions to shareholders from income	(8,610,114)	(1,785,098)	-	(11,594,909)	(11,662,602)
Distributions to shareholders from return of capital	-	(6,833,896)	(11,489,032)	-	-

Net decrease in net assets from shareholder distributions	(8,610,114)	(8,618,994)	(11,489,032)	(11,594,909)	(11,662,602)

Capital Share Transactions:
Issuance of common stock	-	-	-	-	-
Offering expenses	-	-	-	-	-
Repurchase of common stock	-	(966,655)	(966,655)	(3,999,128)	-

Net decrease in net assets from capital share transactions	-	(966,655)	(966,655)	(3,999,128)	-

Total (decrease) increase in net assets	(26,708,577)	(15,896,520)	(5,484,708)	538,725	2,584,887

Net assets, beginning of period/year	419,509,716	424,994,424	424,994,424	424,455,699	421,870,812

Net assets, end of period/year	$392,801,139	$409,097,904	$419,509,716	$424,994,424	$424,455,699

Common shares outstanding, end of period/year	23,916,982	23,916,982	23,916,982	23,990,987	24,297,087

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.
Consolidated Selected Per Share Data and Ratios

	For the Nine Month Period November 1, 2011 to July 31, 2012		For the Nine Month Period November 1, 2010 to July 31, 2011		For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
	(Unaudited)		(Unaudited)

Net asset value, beginning of period/year	$17.54		$17.71		$17.71	$17.47	$17.36

(Loss) gain from operations:
Net operating income (loss)	0.73		0.06		(0.10)	0.23	0.19
Net realized and unrealized (loss) gain on investments	(1.49)		(0.32)		0.40	0.43	0.40

Total (loss) gain from investment operations	(0.76)		(0.26)		0.30	0.66	0.59

Less distributions from:
Income	(0.36)		(0.07)		-	(0.23)	(0.19)
Return of capital	-		(0.29)		(0.48)	(0.25)	(0.29)

Total distributions	(0.36)		(0.36)		(0.48)	(0.48)	(0.48)

Capital share transactions
Anit-dilutive (Dilutive) effect of share issuance	-		-		-	-	-
Anti-dilutive effect of share repurchase program	-		0.01		0.01	0.06	-

Total capital share transactions	-		0.01		0.01	0.06	-

Net asset value, end of period/year	$16.42		$17.10		$17.54	$17.71	$17.47

Market value, end of period/year	$12.71		$12.51		$12.93	$13.35	$9.18

Market discount	(22.59)%		(26.84)%		(26.28)%	(24.62)%	(47.45%)

Total Return - At NAV (a)	(4.38)%		(1.43)%		1.80%	4.16%	3.50%

Total Return - At Market (a)	2.16%		(3.80)%		0.35%	50.86%	(21.48%)

Ratios and Supplemental Data:

Net assets, end of period (in thousands)	$392,801		$409,098		$419,510	$424,994	$424,456

Ratios to average net assets including waivers:
Expenses excluding tax expense (benefit)	2.01%	(b)	3.44%	(b)	4.38%	4.19%	4.88%
Expenses including tax expense (benefit)	2.01%	(b)	3.45%	(b)	4.39%	4.19%	5.21%
Expenses excluding incentive compensation	3.49%	(b)	3.94%	(b)	3.92%	3.61%	4.31%
Expenses excluding incentive compensation,
interest and other borrowing costs	2.68%	(b)	3.20%	(b)	3.18%	2.95%	3.56%

Net operating income (loss) before tax expense (benefit)	5.72%	(b)	0.58%	(b)	(0.54)%	1.32%	1.42%
Net operating income (loss) after tax expense (benefit)	5.72%	(b)	0.57%	(b)	(0.55)%	1.32%	1.09%
Net operating income (loss) before incentive compensation	4.24%	(b)	0.08%	(b)	(0.08)%	1.90%	1.99%
Net operating income before incentive compensation,
interest and other borrowing costs	5.05%	(b)	0.82%	(b)	0.66%	2.56%	2.74%

Ratios to average net assets excluding waivers:
Expenses excluding tax expense	2.84%	(b)	3.51%	(b)	4.44%	4.22%	N/A
Expenses including tax expense	2.84%	(b)	3.52%	(b)	4.45%	4.22%	N/A
Expenses excluding incentive compensation	4.31%	(b)	4.01%	(b)	3.98%	3.64%	N/A
Expenses excluding incentive compensation,
interest and other borrowing costs	3.50%	(b)	3.27%	(b)	3.24%	2.98%	N/A

Net operating income (loss) before tax expense	4.90%	(b)	0.51%	(b)	(0.60)%	1.29%	N/A
Net operating income (loss) after tax expense	4.90%	(b)	0.50%	(b)	(0.61)%	1.29%	N/A
Net operating income (loss) before incentive compensation	3.42%	(b)	0.01%	(b)	(0.14)%	1.87%	N/A
Net operating income before incentive compensation,
interest and other borrowing costs	4.23%	(b)	0.75%	(b)	0.60%	2.53%	N/A

(a) Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions, and no sales charge for the period.

(b) Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc. (the “Company”)
Notes to Consolidated Financial Statements
July 31, 2012
(Unaudited)

1. Basis of Presentation

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and footnotes required by U.S. generally accepted accounting principles for complete consolidated financial statements.  Certain amounts have been reclassified to adjust to current period presentations.  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. These statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2011, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 12, 2012.

2. Consolidation

On July 16, 2004, the Company formed a wholly-owned subsidiary, MVC Financial Services, Inc. (“MVCFS”).  MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Company, the Company’s portfolio companies and other entities.  MVCFS had opening equity of $1 (100 shares at $0.01 per share). The Company does not hold MVCFS for investment purposes and does not intend to sell MVCFS.  On October 14, 2011, the Company formed a wholly-owned subsidiary, MVC Cayman, an exempted company incorporated in the Cayman Islands, to hold certain of its investments and to make certain future investments.  The results of MVCFS and MVC Cayman are consolidated into the Company and all inter-company accounts have been eliminated in consolidation.

MVC GP II, LLC (“MVC GP II”), an indirect wholly-owned subsidiary of the Company, serves as the general partner to the MVC Private Equity Fund, L.P. (“PE Fund”).  MVC GP II is wholly-owned by MVCFS, a subsidiary of the Company.  The results of MVC GP II are consolidated into MVCFS and ultimately the Company.  All inter-company accounts have been eliminated in consolidation.

Pursuant to the guidance of the Financial Accounting Standards Board ("FASB") ASC 810, Consolidation of Partnerships and Similar Entities Subtopic, the Company is not required to consolidate MVC GP II’s general partnership interest in the PE Fund.  As a result, MVC GP II's general partnership interest in the PE Fund is shown as an investment on the Company’s books.

3. Investment Classification

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under that 1940 Act, we are deemed to control a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own 5% or more and less than 25% of the voting securities of such company.

4. Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Restricted Cash and Cash Equivalents

Cash and cash equivalent accounts that are not available to the Company for day to day use are classified as restricted cash. Restricted cash and cash equivalents are carried at cost which approximates fair value.

5. Investment Valuation Policy

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification , Fair Value Measurements and Disclosures (“ASC 820”). In accordance with the 1940 Act, unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by the Valuation Committee of our Board of Directors. For legally or contractually restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction.  At July 31, 2012, we did not hold restricted or unrestricted securities of publicly traded companies for which we have a majority-owned interest.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy which prioritizes information used to measure value.  In determining fair value, the Valuation Committee primarily uses the level 3 inputs referenced in ASC 820.

 ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset to which the reporting entity has access to as of the measurement date.  If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”).  ASU 2011-04 amends ASC 820, which requires entities to change the wording used to describe the requirements in U.S. Generally Accepted Accounting Principles “GAAP” for measuring fair value and for disclosing information about fair value measurements.  ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in equity, and disclosures about fair value measurements.  ASU 2011-04 requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy, including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs, and the interrelationships between those unobservable inputs, if any. All the amendments to ASC 820 made by ASU 2011-04 are effective for interim and annual periods beginning after December 15, 2011.  The adoption of this new guidance has not had a material effect on the financial position or results of operations of the Company and has resulted in additional disclosures.  Please see Note 7 “Portfolio Investments.”

Valuation Methodology

Pursuant to the requirements of the 1940 Act and in accordance with ASC 820, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors which are consistent with ASC 820.  As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors' supervision and pursuant to our Valuation Procedures.  Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the consolidated statements of operations as "Net change in unrealized appreciation (depreciation) on investments." Currently, our NAV per share is calculated and published on a quarterly basis.  The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation.  Fair values of foreign investments determined as of quarter end reflect exchange rates, as applicable, in effect on the last business day of the quarter.  Exchange rates fluctuate on a daily basis, sometimes significantly.  Exchange rate fluctuations following the most recent quarter end are not reflected in the valuations reported in the Company's Quarterly Report.  See Risk Factor, "Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments."

At July 31, 2012, approximately 91.72% of our total assets represented portfolio investments and escrow receivables recorded at fair value.

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management's and the Valuation Committee's view, a different initial value).  During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors.  No pre-determined formula can be applied to determine fair value.  Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale.  The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value.  To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company's financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors.  The Company generally requires, where practicable, portfolio companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the fair value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers' fees or other selling costs, which might become payable on disposition of such investments.

If a security is publicly traded, the fair value is generally equal to market value based on the closing price on the principal exchange on which the security is primarily traded.

For equity securities of portfolio companies, the Valuation Committee estimates the fair value based on market and/or income approach with value then attributed to equity or equity like securities using the enterprise value waterfall ("Enterprise Value Waterfall") valuation methodology.  Under the Enterprise Value Waterfall valuation methodology, the Valuation Committee estimates the enterprise fair value of the portfolio company and then waterfalls the enterprise value over the portfolio company's securities in order of their preference relative to one another.  To assess the enterprise value of the portfolio company, the Valuation Committee weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value.  The methodologies for performing assets may be based on, among other things:  valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company, and third-party asset and real estate appraisals.  For non-performing assets, the Valuation Committee may estimate the liquidation or collateral value of the portfolio company's assets.  The Valuation Committee also takes into account historical and anticipated financial results.

In assessing enterprise value, the Valuation Committee considers the mergers and acquisitions ("M&A") market as the principal market in which the Company would sell its investments in portfolio companies under circumstances where the Company has the ability to control or gain control of the board of directors of the portfolio company ("Control Companies").  This approach is consistent with the principal market that the Company would use for its portfolio companies if the Company has the ability to initiate a sale of the portfolio company as of the measurement date, i.e., if it has the ability to control or gain control of the board of directors of the portfolio company as of the measurement date.  In evaluating if the Company can control or gain control of a portfolio company as of the measurement date, the Company takes into account its equity securities on a fully diluted basis, as well as other factors.

For non-Control Companies, consistent with ASC 820, the Valuation Committee considers a hypothetical secondary market as the principal market in which it would sell investments in those companies.

For loans and debt securities of non-Control Companies (for which the Valuation Committee has identified the hypothetical secondary market as the principal market), the Valuation Committee determines fair value based on the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield ("Market Yield") valuation methodology.  In applying the Market Yield valuation methodology, the Valuation Committee determines the fair value based on such factors as third party broker quotes and market participant assumptions, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date.

Estimates of average life are generally based on market data of the average life of similar debt securities.  However, if the Valuation Committee has information available to it that the debt security is expected to be repaid in the near term, the Valuation Committee would use an estimated life based on the expected repayment date.

The Valuation Committee determines fair value of loan and debt securities of Control Companies based on the estimate of the enterprise value of the portfolio company.  To the extent the enterprise value exceeds the remaining principal amount of the loan and all other debt securities of the company, the fair value of such securities is generally estimated to be their cost.  However, where the enterprise value is less than the remaining principal amount of the loan and all other debt securities, the Valuation Committee may discount the value of such securities to reflect an impairment.

For the Company's or its subsidiary's investment in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the "GP") of the PE Fund, the Valuation Committee relies on the GP's determination of the Fair Value of the PE Fund which will be generally valued, as a practical expedient, utilizing the net asset valuations provided by the GP, which will be made:  (i) no less frequently than quarterly as of the Company's fiscal quarter end and (ii) with respect to the valuation of PE Fund investments in portfolio companies, will be based on methodologies consistent with those set forth in the valuation procedures.  The determination of the net asset value of the Company’s or its subsidiary’s investment in the PE Fund will follow the methodologies described for valuing interests in private investment funds (“Investment Vehicles”) described below.  Additionally, when both the Company and the PE Fund hold investments in the same portfolio company, the GP's Fair Value determination shall be based on the Valuation Committee's determination of the Fair Value of the Company's portfolio security in that portfolio company.

As permitted under GAAP, the Company’s interests in private investment funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by management of the underlying Investment Vehicles, without adjustment, unless The Tokarz Group Advisers LLC (“TTG Advisers”) is aware of information indicating that a value reported does not accurately reflect the value of the Investment Vehicle, including any information showing that the valuation has not been calculated in a manner consistent with GAAP.  Net unrealized appreciation (depreciation) of such investments is recorded based on the Company’s proportionate share of the aggregate amount of appreciation (depreciation) recorded by each underlying Investment Vehicle.  The Company’s proportionate investment interest includes its share of interest and dividend income and expense, and realized and unrealized gains and losses on securities held by the underlying Investment Vehicles, net of operating expenses and fees.  Realized gains and losses on withdrawals from Investment Vehicles are generally recognized on a first in, first out basis.

The Company applies the practical expedient to interests in Investment Vehicles on an investment by investment basis, and consistently with respect to the Company’s entire interest in an investment.  The Company may adjust the valuation obtained from an Investment Vehicle with a premium, discount or reserve if it determines that the net asset value is not representative of fair value.

If the Company intends to sell all or a portion of its interest in an Investment Vehicle to a third-party in a privately negotiated transaction, the Company will consider offers from third parties to buy the interest in an Investment Vehicle in valuations which may be discounted for both probability of close and time.

When the Company receives nominal cost warrants or free equity securities ("nominal cost equity") with a debt security, the Company typically allocates its cost basis in the investment between debt securities and nominal cost equity at the time of origination.

Interest income, adjusted for amortization of premium and accretion of discount on a yield to maturity methodology, is recorded on an accrual basis to the extent that such amounts are expected to be collected.  Origination and/or closing fees associated with investments in portfolio companies are accreted into income over the respective terms of the applicable loans.  Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as income. Prepayment premiums are recorded on loans when received.  Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that the Company expects to collect such amounts.

For loans, debt securities, and preferred securities with contractual payment-in-kind interest or dividends, which represent contractual interest/dividends accrued and added to the loan balance or liquidation preference that generally becomes due at maturity, the Company will not ascribe value to payment-in-kind interest/dividends, if the portfolio company valuation indicates that the payment-in-kind interest is not collectible.  However, the Company may ascribe value to payment-in-kind interest if the health of the portfolio company and the underlying securities are not in question.  All payment-in-kind interest that has been added to the principal balance or capitalized is subject to approval of the Valuation Committee.

Escrows from the sale of a portfolio company are generally valued at an amount which may be expected to be received from the buyer under the escrow's various conditions discounted for both risk and time.

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the  Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies.  The Valuation Committee typically will look at the pricing of the security in which the guarantee provided support for the security and compare it to the price of a similar or hypothetical security without guarantee support.  The difference in pricing will be discounted for time and risk over the period in which the guarantee is expected to remain outstanding.

6. Concentration of Market Risk

      Financial instruments that subjected the Company to concentrations of market risk consisted principally of equity investments, subordinated notes, debt instruments and escrow receivables (other than cash equivalents), which collectively represented approximately 91.72% of the Company's total assets at July 31, 2012. As discussed in Note 7, these investments consist of securities in companies with no readily determinable market values and as such are valued in accordance with the Company's fair value policies and procedures. The Company's investment strategy represents a high degree of business and financial risk due to the fact that the Company’s portfolio investments (other than cash equivalents) are generally illiquid, in small and middle market companies, and include entities with little operating history or entities that possess operations in new or developing industries. These investments, should they become publicly traded, would generally be (i) subject to restrictions on resale, if they were acquired from the issuer in private placement transactions; and (ii) susceptible to market risk.  Additionally, we are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore may invest a significant portion of our assets in a relatively small number of portfolio companies, which gives rise to a risk of significant loss should the performance or financial condition of one or more portfolio companies deteriorate. At this time, the Company's investments in short-term securities are in 90-day Treasury Bills, which are federally guaranteed securities, or other high quality, highly liquid investments.  The Company considers all money market and other cash investments purchased with an original maturity of less than three months to be cash equivalents.  The Company's cash balances, if not large enough to be invested in 90-day Treasury Bills or other high quality, highly liquid investments, are swept into designated money market accounts or other interest bearing accounts.

7. Portfolio Investments

Pursuant to the requirements of the 1940 Act and ASC 820, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with Valuation Procedures adopted by our Board of Directors.  As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors' supervision and pursuant to our Valuation Procedures.

The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment's fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

•
Level 1: Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. We use Level 1 inputs for investments in publicly traded unrestricted securities for which we do not have a controlling interest. Such investments are valued at the closing price on the measurement date.  We did not value any of our investments using Level 1 inputs as of July 31, 2012.

•
Level 2: Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly or other inputs that are observable or can be corroborated by observable market data. Additionally, the Company’s interests in Investment Vehicles that can be withdrawn by the Company at the net asset value reported by such Investment Vehicle as of the measurement date, or within six months of the measurement date, are generally categorized as Level 2 investments.  We did not value any of our investments using Level 2 inputs as of July 31, 2012.

•
Level 3: Level 3 inputs are unobservable and cannot be corroborated by observable market data. Additionally, included in Level 3 are the Company’s interests in Investment Vehicles from which the Company cannot withdraw at the net asset value reported by such Investment Vehicles as of the measurement date, or within six months of the measurement date.  We use Level 3 inputs for measuring the fair value of substantially all of our investments. See Note 5 for the investment valuation policies used to determine the fair value of these investments.

As noted above, the interests in Investment Vehicles are included in Level 2 or 3 of the fair value hierarchy.  In determining the appropriate level, the Company considers the length of time until the investment is redeemable, including notice and lock-up periods and any other restriction on the disposition of the investment.  The Company also considers the nature of the portfolios of the underlying Investment Vehicles and such vehicles’ ability to liquidate their investment.

In accordance with ASU 2011-04, the following table summarizes information about the Company’s Level 3 fair value measurements as of July 31, 2012 (in thousands):

Quantitative Information about Level 3 Fair Value Measurements *

				Range
	Fair value as of 7/31/2012	Valuation technique	Unobservable input	Low		High		Weighted average (a)

Common Stock (c) (d)	$83,321	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%		50.0%		9.2%
			Real Estate Appraisals	N/A		N/A		N/A

		Income Approach	Discount Rate	14.0%		20.6%		14.3%
			Non-Control Discount	10.0%		10.0%		10.0%

		Market Approach	Revenue Multiple	2.0	x	2.0	x	2.0	x
			EBITDA Multiple	5.0	x	11.0	x	8.0	x

Senior/Subordinated loans	$88,776	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%		50.0%		13.6%
and credit facilities (b) (d)			Real Estate Appraisals	N/A		N/A		N/A

		Market Approach	EBITDA Multiple	2.9	x	8.6	x	6.3	x
			Forward EBITDA Multiple	6.7	x	6.7	x	6.7	x
			Market Quotes	97.0%		99.0%		98.0%

		Income Approach	Discount Rate	14.0%		16.0%		15.3%

Other Equity Investments (d)	$107,165	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%		0.0%		0.0%
			Real Estate Appraisals	N/A		N/A		N/A

		Market Approach	EBIT Multiple	8.0	x	8.0	x	8.0	x
			Discount to notional value of CLO equity	80.0%		80.0%		80.0%
			Revenue Multiple	2.0	x	2.0	x	2.0	x
			EBITDA Multiple	4.7	x	8.5	x	6.3	x
			Euros (millions) per Installed MW	€1.24		€1.24		€1.24
			Euros per 3 year production average of MWhr	€0.70		€0.70		€0.70
			Euros per Expected MWhr original P50	€0.70		€0.70		€0.70
			Euros per Expected MWhr new P50	€0.70		€0.70		€0.70

		Income Approach	Discount Rate	11.6%		22.7%		13.0%

Preferred Stock (c)	$146,865	Market approach	Revenue Multiple	2.0	x	2.9	x	2.8	x
			EBITDA Multiple	6.0	x	9.0	x	7.0	x
			% of AUM	1.0%		1.0%		1.0%
			Illiquidity Discount	20.0%		20.0%		20.0%

		Income Approach	Discount Rate	20.0%		20.6%		20.4%
			Non-Control Discount	10.0%		10.0%		10.0%

Warrants	$34	Market approach	Forward EBITDA Multiple	6.7	x	6.7	x	6.7	x

		Income Approach	Discount Rate	16.0%		16.0%		16.0%

Guarantees	$(700)	Income Approach	Discount Rate	16.0%		16.0%		16.0%

Escrow Receivables	$857	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%		50.0%		24.6%

Total	$426,318

Notes:
(a)	Calculated based on fair values.
(b)	Certain investments are priced using non-binding broker or dealer quotes.
(c)	Certain common and preferred stock investments are fair valued based on liquidation-out preferential rights held by the Company.
(d)	Real estate appraisals are performed by independent third parties and the Company does not have reasonable access to the underlying unobservable inputs.
*	The above table excludes certain investments whose fair value is zero due to certain specific situations at the portfolio company level.

Following are descriptions of the sensitivity of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the above table.  For securities utilizing the income approach valuation technique, a significant increase (decrease) in the discount rate, risk premium or discount for lack of marketability would result in a significantly lower (higher) fair value measurement. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk. Generally, a change in the discount rate is accompanied by a directionally similar change in the risk premium and discount for lack of marketability.  For securities utilizing the market approach valuation technique, a significant increase (decrease) in the EBITDA, revenue multiple or other key unobservable inputs listed in the above table would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the discount for lack of marketability would result in a significantly lower (higher) fair value measurement. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk.  For securities utilizing an adjusted net asset approach valuation technique, a significant increase (decrease) in the price to book value ratio, discount rate or other key unobservable inputs listed in the above table would result in a significantly higher (lower) fair value measurement.

The following fair value hierarchy table sets forth our investment portfolio by level as of July 31, 2012 and October 31, 2011 (in thousands):

	July 31, 2012
	Level 1	Level 2	Level 3	Total
Senior/Subordinated Loans and credit facilities	$—	$—	$88,776	$88,776
Common Stock	—	—	83,321	83,321
Preferred Stock	—	—	146,865	146,865
Warrants	—	—	34	34
Other Equity Investments	—	—	107,165	107,165
Guarantees	—	—	(700)	(700)
Escrow receivables	—	—	857	857
Total Investments, net	$—	$—	$426,318	$426,318

	October 31, 2011
	Level 1	Level 2	Level 3	Total
Senior/Subordinated Loans and credit facilities	$—	$—	$85,587	$85,587
Common Stock	—	—	94,001	94,001
Preferred Stock	—	—	146,382	146,382
Other Equity Investments	—	2,805	123,441	126,246
Escrow receivables	—	—	1,147	1,147
Total Investments, net	$—	$2,805	$450,558	$453,363

A review of fair value hierarchy classifications is conducted on a quarterly basis.  Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities.  Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the period in which the reclassifications occur.  During the nine month period ended July 31, 2012 and the year ended October 31, 2011, there were no transfers in and out of Level 1 or 2.

 The following tables sets forth a summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the nine month period ended July 31, 2012 and July 31, 2011 (in thousands):

	Balances, November 1, 2011	Realized Gains (Losses) (1)	Reversal of Prior Period (Appreciation) Depreciation on Realization (2)	Unrealized Appreciation (Depreciation) (3)	Purchases (4)	Sales (5)	Transfers In & Out of Level 3	Balances, July 31, 2012
Senior/Subordinated Loans and credit facilities	$85,587	$(23,420)	$23,428	$(237)	$4,789	$(1,371)	$—	$88,776
Common Stock	94,001	(1,957)	2,008	(10,728)	48	(51)	—	83,321
Preferred Stock	146,382	—	—	297	186	—	—	146,865
Warrants	—	—	—	—	34	—	—	34
Other Equity Investments	123,441	41	—	(24,805)	8,488	—	—	107,165
Guarantees	—	—	—	(700)	—	—	—	(700)
Escrow receivables	1,147	143	—	—	152	(585)	—	857
Total	$450,558	$(25,193)	$25,436	$(36,173)	$13,697	$(2,007)	$—	$426,318

	Balances, November 1, 2010	Realized Gains (Losses) (1)	Reversal of Prior Period (Appreciation) Depreciation on Realization (2)	Unrealized Appreciation (Depreciation) (3)	Purchases (4)	Sales (5)	Transfers In & Out of Level 3	Balances, July 31, 2011
Senior/Subordinated Loans and credit facilities	$111,244	$(14,189)	$14,215	$(7,628)	$26,471	$(38,215)	$—	$91,898
Common Stock	78,865	(433)	433	5,015	7,951	(450)	—	91,381
Preferred Stock	148,995	—	—	(4,008)	1,672	(1,236)	—	145,423
Warrants	—	—	—	—	—	—	—	—
Other Equity Investments	94,798	—	—	(1,699)	3,899	(202)	—	96,796
Escrow receivables	2,063	40	—	—	—	(956)	—	1,147
Total	$435,965	$(14,582)	$14,648	$(8,320)	$39,993	$(41,059)	$—	$426,645

(1)	Included in net realized gain (loss) on investments in the Consolidated Statement of Operations.
(2)
Included in net unrealized appreciation (depreciation) of investments in the Consolidated Statement of Operations related to securities disposed of during the nine months ended July 31, 2012 and July 31, 2011, respectively.

(3)	Included in net unrealized appreciation (depreciation) of investments in the Consolidated Statement of Operations related to securities held at July 31, 2012 and July 31, 2011, respectively.
(4)
Includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, premiums and closing fees and the exchange of one or more existing securities for one or more new securities.

(5)	Includes decreases in the cost basis of investments resulting from principal repayments or sales.

For the Nine Month Period Ended July 31, 2012

During the nine month period ended July 31, 2012, the Company made two new investments, committing capital totaling $2.5 million.  The investments were made in Freshii USA, Inc. (“Freshii”) ($1.0 million) and Biovation Holdings, Inc. (“Biovation”) ($1.5 million).

During the nine month period ended July 31, 2012, the Company made seven follow-on investments in three existing portfolio companies totaling approximately $8.3 million. The Company through MVC Partners, LLC (“MVC Partners”) Limited Partnership interest and MVCFS’ General Partnership interest contributed approximately $8.2 million of its $20.1 million capital commitment to the PE Fund, which as of July 31, 2012, has invested in Plymouth Rock Energy, LLC, Gibdock Limited and Focus Pointe Holdings, Inc.  On February 1, 2012, the Company made an equity investment in SHL Group Limited of approximately $48,000 for an additional 9,568 shares of common stock.

On November 30, 2011, as part of the Ohio Medical Corporation (“Ohio Medical”) debt refinancing, the Company agreed to guarantee a series B preferred stock tranche of equity.  As of July 31, 2012, the amount guaranteed was approximately $20.5 million and the guarantee obligation was fair valued at $700,000 by the Valuation Committee.

On December 12, 2011, BP filed for Chapter 11 protection in New York with agreement to turn ownership over to secured lenders under a bankruptcy reorganization plan.  On June 20, 2012, BP completed the bankruptcy process which resulted in a realized loss of approximately $23.4 million on the Company’s second lien loan, term loan A and term loan B.  As a result of the bankruptcy process, the Company received a limited liability company interest in BPC II, LLC (“BPC”).

On December 28, 2011, the Company received its third scheduled disbursement from the Vitality Foodservice, Inc. (“Vitality”) escrow of approximately $585,000.  The escrow was fair valued at approximately $472,000 as of July 31, 2012.

On March 7, 2012, the Board of Directors of Summit Research Labs, Inc. (“Summit”) approved a recapitalization and declared a $15.0 million dividend, of which $12.0 million was paid to the Company resulting in a reduction in the fair value of the common stock by $12.0 million.

On March 23, 2012, the Company sold its shares in the Octagon High Income Cayman Fund Ltd. (“Octagon Fund”) for approximately $3.0 million resulting in a realized gain of approximately $18,000.  The Company received approximately $2.9 million of the $3.0 million with the remaining proceeds of approximately $152,000 to be distributed when the Octagon Fund’s fiscal year audit is complete.  The Company received additional proceeds of approximately $86,000 over the life of the investment.

On June 27, 2012, Integrated Packaging Corporation (“IPC”) completed the liquidation process filed under Chapter 7.  There was no realized gain or loss as a result of the liquidation.

On July 2, 2012, The Corporate Executive Board (NYSE:EXBD), acquired SHL Group Limited for $660 million in cash. Upon closing of the transaction, the Company anticipates receiving net proceeds of approximately $15.3 million, its approximate fair market value as of July 31, 2012, which would result in a realized gain of approximately $9.3 million.  See “Subsequent Events” below.

On July 10, 2012, the Company sold its 21,064 common shares of Safestone Technologies Limited (“Safestone Limited”), a Legacy Investment, which had a fair value of $0.  The amount received from the sale was approximately $50,000 and resulted in a realized loss of approximately $2.0 million.

During the nine month period ended July 31, 2012, Marine Exhibition Corporation ("Marine") made principal payments totaling $450,000 on its senior subordinated loan.  As of July 31, 2012, the balance of the loan was approximately $11.9 million.

During the nine month period ended July 31, 2012, Pre-Paid Legal Services, Inc. (“Pre-Paid Legal”) made principal payments on its tranche A term loan totaling approximately $732,000.  The outstanding balance of the tranche A term loan was approximately $3.3 million.

During the quarter ended January 31, 2012, the Valuation Committee increased the fair value of the Company’s investments in Octagon Fund by approximately $84,000, SGDA Europe B.V. (“SGDA Europe”) equity interest by $265,000, Turf Products, LLC (“Turf”) equity interest by $500,000 and Security Holdings B.V. (“Security Holdings”) equity interest by $205,000.  The Valuation Committee also increased the fair values of the Company’s escrow receivables related to Vitality by $130,000 and Vendio Services, Inc. (“Vendio”) by approximately $13,000.  In addition, increases in the cost basis and fair value of the loans to Custom Alloy Corporation ("Custom Alloy"), Marine, Summit and U.S. Gas & Electric, Inc. (“U.S. Gas”), and the Marine preferred stock were due to the capitalization of payment in kind ("PIK") interest/dividends totaling $759,466.  The Valuation Committee also decreased the fair value of the Company's investments in BP Clothing, LLC ("BP") term loan A by $100,000, Harmony Health & Beauty, Inc. (“HH&B”) common stock by $500,000, MVC Automotive Group B.V. ("MVC Automotive") equity interest by approximately $7.5 million, MVC Partners equity interest by approximately $326,000, MVCFS’ General Partnership interest in the PE Fund by approximately $8,000, NPWT Corporation (“NPWT”) common and preferred stock by approximately $6,000 and $120,000, respectively, SIA Tekers Invest (“Tekers”) common stock by $280,000, Velocitius B.V. (“Velocitius”) equity interest by approximately $1.9 million.  The Valuation Committee also determined to value the liability associated with the Ohio Medical guarantee at $700,000.  Also, during the quarter ended January 31, 2012, the undistributed allocation of flow through losses from the Company’s equity investment in Octagon Credit Investors, LLC (“Octagon”) decreased the cost basis and fair value of this investment by approximately $112,000.

During the quarter ended April 30, 2012, the Valuation Committee increased the fair value of the Company’s investments in Vestal Manufacturing Enterprises, Inc. (“Vestal”) common stock by $1.2 million, MVC Automotive equity interest by $106,000, Security Holdings equity interest by $101,000, SGDA Europe equity interest by $33,000, Tekers common stock by $4,000 and Octagon Fund by approximately $143,000.  In addition, increases in the cost basis and fair value of the loans to Custom Alloy, Marine, Summit, U.S. Gas, Freshii and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $775,585.  The Valuation Committee also decreased the fair value of the Company's investments in HH&B common stock by $100,000, MVC Partners equity interest by approximately $113,000, MVCFS’ General Partnership interest in the PE Fund by approximately $3,000, and Velocitius equity interest by approximately $2.1 million.  Also, during the quarter ended April 30, 2012, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $94,000.

During the quarter ended July 31, 2012, the Valuation Committee increased the fair value of the Company’s investments in Vestal common stock by approximately $1.2 million and RuMe Inc. (“RuMe”) preferred stock by approximately $417,000.  In addition, increases in the cost basis and fair value of the loans to Custom Alloy, Marine, Summit, U.S. Gas, Freshii and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $759,887.  The Valuation Committee also decreased the fair value of the Company's investments in BPC equity interest by $180,000, HH&B common stock by $150,000, MVC Automotive equity interest by approximately $1.1 million, MVC Partners equity interest by approximately $565,000, Security Holdings equity interest by approximately $6.5 million, SGDA Europe equity interest by approximately $3.1 million, Tekers common stock by $141,000, Turf equity interest by $618,000 and Velocitius equity interest by approximately $1.9 million.  Also, during the quarter ended July 31, 2012, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $107,000.

During the nine month period ended July 31, 2012, the Valuation Committee increased the fair value of the Company’s investments in Octagon Fund by approximately $227,000, RuMe preferred stock by approximately $417,000 and Vestal common stock by approximately $2.4 million.  The Valuation Committee also increased the fair values of the Company’s escrow receivables related to Vitality by $130,000 and Vendio by approximately $13,000.  In addition, increases in the cost basis and fair value of the loans to Custom Alloy, Marine, Summit U.S. Gas, and Freshii and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $2,294,938.  The Valuation Committee also decreased the fair value of the Company's investments in BP term loan A by $100,000, HH&B common stock by $750,000, MVC Automotive equity interest by approximately $8.6 million, SGDA Europe equity interest by approximately $2.8 million, Security Holdings equity interest by approximately $6.2 million, Turf equity interest by $118,000, BPC equity interest by $180,000, MVC Partners equity interest by approximately $1.0 million, MVCFS’ General Partnership interest in the PE Fund by approximately $11,000, NPWT common and preferred stock by approximately $6,000 and $120,000, respectively, Tekers common stock by $417,000 and Velocitius equity interest by approximately $5.8 million.  The Valuation Committee also determined to value the liability associated with the Ohio Medical guarantee at $700,000.  Also, during the nine month period ended July 31, 2012, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $89,000.

At July 31, 2012, the fair value of all portfolio investments, exclusive of short-term investments, was $425.5 million with a cost basis of $342.0 million.  At July 31, 2012, the fair value and cost basis of portfolio investments of the Legacy Investments was $10.8 million and $30.3 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $414.7 million and $311.7 million, respectively.  At October 31, 2011, the fair value of all portfolio investments, exclusive of short-term securities, was $452.2 million, with a cost basis of $358.2 million.  At October 31, 2011, the fair value and cost basis of portfolio investments of the Legacy Investments was $10.8 million and $32.3 million, respectively, and the fair value and cost basis of portfolio investments made by the Company's current management team was $441.4 million and $325.9 million, respectively.

For the Fiscal Year Ended October 31, 2011

During the fiscal year ended October 31, 2011, the Company made six new investments, committing capital totaling approximately $26.1 million.  The investments were made in Octagon Fund ($3.0 million), JSC Tekers Holdings “JSC Tekers”) ($4.0 million), Teleguam Holdings, LLC (“Teleguam”) ($7.0 million), Pre-Paid Legal ($8.0 million), RuMe Inc. (“RuMe”) ($1.2 million) and Centile Holding B.V. (“Centile”) ($3.0 million).

During the fiscal year ended October 31, 2011, the Company made seven follow-on investments in four existing portfolio companies totaling approximately $17.1 million. On January 27, 2011, the Company invested $3.3 million in Security Holdings in the form of an additional equity interest.  On January 28, 2011, the Company loaned an additional $5.0 million to Security Holdings in the form of a bridge loan with an annual interest rate of 3%.  This bridge loan allowed Security Holdings to secure project guarantees.  On May 4, 2011, the Company invested $500,000 in NPWT to acquire 5,000 shares of convertible preferred stock.  On May 26, 2011 and September 14, 2011, the Company invested an additional $150,000 on each date into HH&B to acquire an additional 47,612 shares of common stock.   On September 6, 2011, the Company invested $7.0 million in Security Holdings in the form of an additional equity interest.  On October 17, 2011, the Company invested $1.0 million in SGDA Europe in the form of additional equity interest.  In addition, during the fiscal year ended October 31, 2011, the Company invested approximately $10.0 million in the SPDR Barclays Capital High Yield Bond Fund and approximately $10.0 million in the iShares S&P U.S. Preferred Stock Index Fund.  These investments were sold during the fiscal year ended October 31, 2011, resulting in a realized gain of approximately $106,000.  The investments in these exchange traded funds were intended to provide the Company with higher yielding investments than cash and cash equivalents while awaiting deployment into portfolio companies pursuant to the Company’s principal investment strategy.  TTG Advisers had voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be subject to the base management fee due to TTG Advisers under the Advisory Agreement.

Effective November 4, 2010, the interest rate on the Turf senior subordinated loan was reduced from 15% to 13% and the maturity date on the senior subordinated loan and junior revolving note was extended to January 31, 2014.

On November 30, 2010, the Company loaned an additional $700,000 to Harmony Pharmacy & Health Center, Inc. (“Harmony Pharmacy”), which was the remaining portion of the $1.3 million demand note committed on September 23, 2010.

On November 30, 2010, a public Uniform Commercial Code (“UCC”) sale of Harmony Pharmacy’s assets took place.  Prior to this sale, the Company formed a new entity, HH&B.  The Company assigned its secured debt interest in Harmony Pharmacy of approximately $6.4 million to HH&B in exchange for a majority of the economic ownership.  At the UCC sale, HH&B submitted a successful credit bid of approximately $5.9 million for all of the assets of Harmony Pharmacy.  On December 21, 2010, Harmony Pharmacy filed for dissolution in the states of California, New Jersey and New York.  As a result, the Company realized an $8.4 million loss on its investment in Harmony Pharmacy.

On December 1, 2010, Amersham Corporation (“Amersham”) filed for dissolution in the State of California as all operating divisions were sold in 2010.  As a result, the Company realized a $6.5 million loss on its investment in Amersham.  The Company may be eligible to receive proceeds from an earnout related to the sale of an operating division once the senior lender is repaid in full.  At this time, it is not likely that any proceeds will be received by the Company.

On January 11, 2011, SHL Group Limited, which provides workplace talent assessment solutions, including ability and personality tests, and psychometric assessments, acquired the Company’s portfolio company PreVisor.  The Company received 1,518,762 common shares of SHL Group Limited for its investment in PreVisor.  The cost basis and market value of the Company’s investment remained unchanged at the time as a result of the transaction.

On January 25, 2011, the Company sold its common stock in LHD Europe Holding Inc. (“LHD Europe”) and received approximately $542,000 in proceeds, which resulted in a realized gain of approximately $317,000.

On March 1, 2011, SP Industries, Inc. (“SP”) repaid its first lien and second lien loans in full including all accrued interest.  The Company received a $500,000 termination fee associated with the repayment of the loans.

On April 29, 2011, assets from a division of Ohio Medical were distributed to Ohio Medical shareholders on a pro-rata basis.  The Company received 281 shares of common stock in NPWT as a result of this transaction.

On May 26, 2011, Security Holdings repaid its bridge loan in full, including all accrued interest.

On August 1, 2011, as part of a restructuring of the Company’s investment in HuaMei Capital Company, Inc. (“HuaMei”), the Company sold its shares to HuaMei, resulting in a realized loss of $2.0 million.

On August 31, 2011, Sonexis, Inc. (“Sonexis”), a Legacy Investment, completed the dissolution of its operations and the sale of its assets.  The Company realized a loss of $10.0 million as a result of this dissolution.

On October 3, 2011, Storage Canada, LLC (“Storage Canada”) repaid its term loan in full including all accrued interest.

On October 17, 2011, the Company converted SGDA Europe’s $1.5 million senior secured loan and all accrued interest to additional common equity interest.

On October 28, 2011, Total Safety U.S., Inc. (“Total Safety”) repaid its first and second lien loans in full including all accrued interest.

On October 31, 2011, the Company received a distribution from NPWT of $500,000, which was treated as a return of capital and returned all cash invested into NPWT to the Company.

During the fiscal year ended October 31, 2011, Marine made principal payments totaling $450,000 on its senior subordinated loan.  The balance of the loan as of October 31, 2011 was approximately $12.0 million.

During the fiscal year ended October 31, 2011, Octagon borrowed and repaid $1.5 million on its revolving line of credit.  Octagon cancelled the revolving line of credit effective June 30, 2011.  As of October 31, 2011, the revolving credit facility was no longer a commitment of the Company.

During the quarter ended January 31, 2011, the Valuation Committee increased the fair value of the Company’s investments in Summit common stock by $7.5 million and U.S. Gas preferred stock by $2.5 million.  In addition, increases in the cost basis and fair value of the loans to Custom Alloy, SP, Marine, Summit and U.S. Gas and the Marine preferred stock were due to the capitalization of payment in kind ("PIK") interest/dividends totaling $980,119.  The Valuation Committee also increased the fair value of the Ohio Medical preferred stock by approximately $1.9 million due to PIK distributions, which were treated as a return of capital.  Also, during the quarter ended January 31, 2011, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $229,000.  The Valuation Committee also decreased the fair value of the Company's investments in BP second lien loan by $3.9 million and term loan A and B by a combined $2.0 million, Ohio Medical common stock by $500,000 and preferred stock by $8.2 million, MVC Automotive equity interest by $3.1 million, HuaMei stock by $325,000 and HH&B by $1.9 million during the quarter ended January 31, 2011.

During the quarter ended April 30, 2011, the Valuation Committee increased the fair value of the Company’s investments in Summit common stock by $2.0 million, MVC Automotive equity interest by $3.0 million, SHL Group Limited common stock by $2.5 million, Security Holdings equity interest by approximately $2.0 million, Tekers common stock by $590,000, Total Safety first lien loan by approximately $74,000 and Velocitius equity interest by $2.6 million.  In addition, increases in the cost basis and fair value of the loans to Custom Alloy, SP, Marine, Summit and U.S. Gas and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $714,247.  In addition, during the quarter ended April 30, 2011, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $28,000.  The Valuation Committee also decreased the fair value of the Company's investments in BP term loan A by approximately $1.2 million, Ohio Medical preferred stock by approximately $164,000, HuaMei common stock by approximately $1.0 million, SGDA Europe equity interest by $3.9 million and HH&B by $3.8 million during the quarter ended April 30, 2011.

During the quarter ended July 31, 2011, the Valuation Committee increased the fair value of the Company’s investments in SHL Group Limited common stock by $1.0 million, Octagon Fund by approximately $25,000 and Security Holdings equity interest by approximately $2.5 million.  In addition, increases in the cost basis and fair value of the loans to Custom Alloy, Marine, Summit and U.S. Gas and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $731,374.  In addition, during the quarter ended July 31, 2011, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $139,000.  The Valuation Committee also decreased the fair value of the Company's investments in HuaMei common stock by $250,000, SGDA Europe equity interest by $400,000, MVC Automotive by $2.3 million, Tekers common stock by $180,000, Velocitius equity interest by $2.3 million and Vestal common stock by $670,000 during the quarter ended July 31, 2011.

During the quarter ended October 31, 2011, the Valuation Committee increased the fair value of the Company’s investments in SHL Group Limited common stock by $1.4 million, Security Holdings equity interest by approximately $13.1 million, Summit common stock by $5.0 million, Ohio Medical preferred stock by $400,000 and MVC Automotive equity interest by $750,000.  In addition, increases in the cost basis and fair value of the loans to Custom Alloy, Marine, Summit and U.S. Gas and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $748,981.  In addition, during the quarter ended October 31, 2011, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $193,000.  The Valuation Committee also decreased the fair value of the Company's investments in Octagon Fund by approximately $234,000, Tekers common stock by $2.7 million, NPWT common and preferred stock by a net amount of approximately $200,000, Velocitius equity interest by $100,000 and Vestal common stock by $75,000 during the quarter ended October 31, 2011.

During the fiscal year ended October 31, 2011, the Valuation Committee increased the fair value of the Company’s investments in Summit common stock by $14.5 million, SHL Group Limited common stock by $4.9 million, Security Holdings equity interest by approximately $17.6 million, Total Safety first lien loan by approximately $74,000, U.S. Gas preferred stock by $2.5 million and Velocitius equity interest by $200,000.  In addition, increases in the cost basis and fair value of the loans to Custom Alloy, SP, Marine, Summit and U.S. Gas and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $3,174,721.  The Valuation Committee also increased the fair value of the Ohio Medical preferred stock by approximately $1.9 million due to PIK distributions, which were treated as a return of capital.  Also, during the fiscal year ended October 31, 2011, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $589,000.  The Valuation Committee also decreased the fair value of the Company's investments in MVC Automotive equity interest by approximately $1.7 million, Tekers common stock by approximately $2.3 million, Octagon Fund by $209,000, BP second lien loan by $3.9 million and term loan A and B by a combined $3.2 million, Ohio Medical common stock by $500,000 and preferred stock by approximately $8.0 million, NPWT common and preferred stock by a net amount of approximately of $200,000, HuaMei common stock by approximately $1.5 million, SGDA Europe equity interest by approximately $4.3 million, Vestal common stock by $745,000 and HH&B by $5.7 million during the fiscal year ended October 31, 2011.

At October 31, 2011, the fair value of all portfolio investments, exclusive of short-term investments, was $452.2 million with a cost basis of $358.2 million.  At October 31, 2011, the fair value and cost basis of portfolio investments of the Legacy Investments was $10.8 million and $32.3 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $441.4 million and $325.9 million, respectively.  At October 31, 2010, the fair value of all portfolio investments, exclusive of short-term securities, was $433.9 million, with a cost basis of $375.6 million.  At October 31, 2010, the fair value and cost basis of portfolio investments of the Legacy Investments was $10.8 million and $42.3 million, respectively, and the fair value and cost basis of portfolio investments made by the Company's current management team was $423.1 million and $333.3 million, respectively.

For the Fiscal Year Ended October 31, 2010

During the fiscal year ended October 31, 2010, the Company obtained one new investment in IPC in the form of a warrant. The Company received the warrant solely for services provided to another investor in IPC and invested no capital.

During the fiscal year ended October 31, 2010, the Company made four follow-on investments in existing portfolio companies committing capital totaling $8.3 million. On January 4, 2010, the Company loaned $800,000 to Harmony Pharmacy in the form of a demand note. The demand note has an annual interest rate of 10% with the accrued interest being reserved against. On March 12, 2010, the Company invested $4.5 million and $1.7 million in SGDA Europe and Security Holdings, respectively, in the form of additional equity interests. On September 23, 2010, the Company committed an additional $1.3 million to Harmony Pharmacy in the form of a demand note. The demand note has an annual interest rate of 10% with the accrued interest being reserved against. As of October 31, 2010, $600,000 of the $1.3 million demand note to Harmony Pharmacy was funded.

At October 31, 2009, the balance of the secured revolving note provided to Marine was $900,000. Net borrowings during fiscal year 2010 were $1.1 million resulting in a balance of $2.0 million as of October 27, 2010. On October 27, 2010, the Company refinanced the secured revolving note and the senior subordinated loan of Marine. The revolving note balance of $2.0 million was added to the senior subordinated loan resulting in a balance of $11.9 million as of October 31, 2010. The interest on the senior subordinated loan remained 11% and the maturity date was extended to October 26, 2017. Prior to the refinancing of the senior subordinated loan, Marine made a principal payment of approximately $1.3 million.

On December 29, 2009, the Company sold the common stock, preferred stock and warrants of Vitality. The amount received from the sale of the 556,472 common shares was approximately $10.0 million, for the 1 million preferred shares was approximately $14.0 million, and for the 1 million warrants was approximately $3.8 million. As part of this transaction, there was approximately $2.9 million deposited in an escrow account subject to a reduction over a three year period in accordance with a specified schedule. On March 9, 2010, the Company received its first scheduled disbursement from the Vitality escrow totaling approximately $522,000. There were no claims against the escrow so 100% of the expected proceeds of the first scheduled disbursement were released. At the same time, the Company received its portion of a working capital adjustment paid to Vitality.

    The Company’s share of the proceeds from the working capital adjustment totaled approximately $471,000 and was recorded as additional long-term capital gain. The total proceeds received from the escrow disbursement and working capital adjustment was approximately $993,000. The value of the escrow was increased by $150,000 by the Valuation Committee during the fiscal year ended October 31, 2010. This escrow is currently valued at approximately $1.9 million on the Company’s consolidated balance sheet as of October 31, 2010. Total amount received from the sale as of October 31, 2010 was approximately $30.6 million resulting in a realized gain of approximately $13.9 million, which was treated as a long-term capital gain. Prior to the sale of Vitality on December 29, 2009, Vitality’s European operations (which were not acquired by the buyer) were distributed to Vitality’s shareholders on a pro-rata basis. The Company received 960 shares of Series A common stock and 334 shares of convertible Series B common stock in LHD Europe as part of this transaction. At October 31, 2010, the Series A common stock had a fair value of approximately $332,000 and the convertible Series B common stock had a fair value of approximately $118,000.

On March 10, 2010, the Company announced that its portfolio company, Dakota Growers, had signed a definitive merger agreement with Viterra, Canada’s leading agri-business that provides premium quality ingredients to leading global food manufacturers, under which Dakota Growers would be acquired by a subsidiary of Viterra for approximately $240 million in cash. Under the terms of the agreement, Viterra would commence a tender offer to acquire all of the outstanding shares of Dakota Growers’ common stock at a price of $18.28 per share resulting in anticipated proceeds of approximately $37.9 million. The acquisition closed shortly after completion of a tender of a majority (50.1%) of the outstanding shares of Dakota Growers common stock, the receipt of various regulatory approvals and the satisfaction of other customary closing conditions and contingencies. On May 3, 2010, the Company converted its 1,065,000 preferred shares of Dakota Growers to 1,065,000 common shares of Dakota Growers. On May 6, 2010, the Company tendered its shares in Dakota Growers for approximately $37.9 million, resulting in a realized gain of approximately $22.0 million. The Company no longer has an investment in Dakota Growers.

On March 16, 2010, the Company contributed its common and preferred equity interest in SGDA to SGDA Europe to achieve operating efficiencies. The Company has 99.99% economic ownership in SGDA Europe. The fair value of SGDA Europe’s equity interest increased by approximately $4.2 million and the cost basis was increased by $5.0 million as a result of this cashless transaction. There was no gain or loss to the Company from this transaction. During the fiscal year ended October 31, 2010, the Valuation Committee decreased the fair value of SGDA Europe’s equity interest by approximately $4.1 million. The fair value of SGDA Europe’s equity interest at October 31, 2010 was $12.1 million.

On July 2, 2010, the Company sold its common and preferred shares of Vendio, a Legacy Investment. The amount received from the sale of the 10,476 common shares was approximately $2,900 and for the 6,443,188 preferred shares was approximately $2.9 million, which resulted in a realized loss of approximately $3.5 million, including proceeds held in escrow. As part of this transaction, there was approximately $465,205 deposited in an escrow account subject to reduction over an eighteen month period. This escrow is valued at approximately $180,000 on the Company’s consolidated balance sheet as of October 31, 2010.

During the fiscal year ended October 31, 2010, Amersham made principal payments of $375,000, repaying its senior secured loan in full, including all accrued interest.

During the fiscal year ended October 31, 2010, SP made principal payments of approximately $169,000, on its first lien loan. The balance of the first lien loan as of October 31, 2010, was approximately $732,000.

During the fiscal year ended October 31, 2010, Total Safety made principal payments of approximately $26,000 on its first lien loan. The balance of the first lien loan as of October 31, 2010 was approximately $946,000.

During the fiscal year ended October 31, 2010, the Company received approximately $106,000 in principal payments on the term loan provided to Storage Canada. The balance of the term loan at October 31, 2010 was approximately $1.0 million.

During the fiscal year ended October 31, 2010, Innovative Brands made principal payments of approximately $10.4 million on its term loan, repaying the term loan in full including all accrued interest.

During the fiscal year ended October 31, 2010, Octagon made principal payments of $5.0 million, repaying its term loan in full, including all accrued interest.

During the fiscal year ended October 31, 2010, WBS made principal payments of approximately $1.8 million, repaying its bridge loan in full, including all accrued interest.

During the fiscal year ended October 31, 2010, the Company sold the remaining 666,667 shares of Phoenix Coal common stock. The total amount received from the sale net of commission was approximately $295,000, resulting in a realized loss of approximately $205,000.

During the fiscal year ended October 31, 2010, Henry Company made principal payments of approximately $1.7 million and $2.0 million on its term loan A and term loan B, respectively, repaying the term loans in full, including all accrued interest.

On July 31, 2009, the Company sponsored U.S. Gas in its acquisition of ESPI and provided a $10.0 million limited guarantee and cash collateral for a short-term $4.0 million letter of credit for U.S. Gas. For sponsoring and providing this credit support, the Company has earned one-time fee income of approximately $1.2 million and will be recognizing an additional $1.6 million in fee income over the life of the guarantee. As of October 31, 2010, the cash collateral has been released as the letter of credit has expired and the limited guarantee is no longer a commitment of the Company.

During the quarter ended January 31, 2010, the Valuation Committee increased the fair value of the Company’s investments in Dakota Growers common stock by approximately $2.4 million and preferred stock by approximately $2.6 million, Octagon equity interest by $1.0 million, Summit common stock by $2.0 million, Velocitius equity interest by $1.0 million, and LHD Europe series A common stock by approximately $166,000 and series B common Stock by approximately $58,000. In addition, increases in the cost basis and fair value of the loans to GDC, Custom Alloy, SP, Marine, Turf, BP, Summit, and U.S. Gas and the Marine and Vitality preferred stock were due to the capitalization of payment in kind (“PIK”) interest/dividends totaling $1,752,454. The Valuation Committee also increased the fair value of the Ohio Medical preferred stock by approximately $1.6 million due to a PIK distribution which was treated as a return of capital. Also, during the quarter ended January 31, 2010, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $89,000. The Valuation Committee also decreased the fair value of the Company’s investments in Amersham second lien notes by $2.4 million, BP second lien loan by $1.6 million, Ohio Medical common stock by $1.3 million, SGDA preferred equity interest by approximately $2.4 million, and Vendio preferred stock by approximately $746,000 and common stock by $3,600 during the quarter ended January 31, 2010. The Valuation Committee also determined not to increase the fair values of the Harmony Pharmacy revolving credit facility and the Amersham loan for the accrued PIK interest totaling approximately $186,000.

During the quarter ended April 30, 2010, the Valuation Committee increased the fair value of the Company’s investments in Dakota Growers common stock by approximately $1.0 million and preferred stock by approximately $1.0 million, Octagon equity interest by $500,000 and Summit common stock by $7.0 million. In addition, increases in the cost basis and fair value of the loans to GDC, Custom Alloy, SP, Marine, Turf, BP, Summit, and U.S. Gas and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $1,343,814. The Valuation Committee also increased the fair value of the Ohio Medical preferred stock by approximately $1.7 million due to a PIK distribution which was treated as a return of capital. Also, during the quarter ended April 30, 2010, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $62,000. The Valuation Committee also decreased the fair value of the Company’s investments in Velocitius equity interest by $600,000 and Vendio preferred stock by approximately $1.1 million and common stock by $1,900 during the quarter ended April 30, 2010. The Valuation Committee also determined not to increase the fair values of the Harmony Pharmacy revolving credit facility and the Amersham loan for the accrued PIK interest totaling approximately $188,000.

During the quarter ended July 31, 2010, the Valuation Committee increased the fair value of the Company’s investments in PreVisor, Inc. common stock by $3.4 million. In addition, increases in the cost basis and fair value of the loans to GDC, Custom Alloy, SP, Marine, Turf, BP, Summit, and U.S. Gas and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $1,145,719. The Valuation Committee also increased the fair value of the Ohio Medical preferred stock by approximately $1.7 million due to a PIK distribution which was treated as a return of capital. Also, during the quarter ended July 31, 2010, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $108,000. The Valuation Committee also decreased the fair value of the Company’s investments in BP second lien loan by approximately $5.2 million, MVC Automotive equity interest by $4.4 million, Security Holdings equity interest by approximately $6.4 million, Ohio Medical common stock by $3.7 million, and GDC senior subordinated loan by approximately $1.6 million during the quarter ended July 31, 2010. The Valuation Committee also determined not to increase the fair values of the Harmony Pharmacy revolving credit facility and the Amersham loan for the accrued PIK interest totaling approximately $193,000.

During the quarter ended October 31, 2010, the Valuation Committee increased the fair value of the Company’s investments in MVC Automotive equity interest by $2.0 million, Summit common stock by $13.0 million, U.S. Gas preferred stock by approximately $17.8 million, Velocitius equity interest by $1.3 million and Vestal common stock by $600,000. In addition, increases in the cost basis and fair value of the loans to Custom Alloy, SP, Marine, Summit, and U.S. Gas and the Marine preferred stock were due to the capitalization of PIK interest/dividends totaling $1,319,321. The Valuation Committee also increased the fair value of the Ohio Medical preferred stock by approximately $1.8 million due to a PIK distribution which was treated as a return of capital. Also, during the fiscal year ended October 31, 2010, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $39,000. The Valuation Committee also decreased the fair value of the Company’s investments in BP second lien loan by approximately $7.4 million, Harmony Pharmacy demand notes by $6.4 million, SGDA Europe equity interest by $4.1 million, Turf equity interest by $500,000, Ohio Medical common stock by $3.6 million, and GDC senior subordinated loan by approximately $1.6 million during the fiscal year ended October 31, 2010. The Valuation Committee also determined not to increase the fair values of the Harmony Pharmacy revolving credit facility, Amersham loan, GDC senior subordinated loan and BP second lien loan for the accrued PIK interest totaling approximately $165,000.

During the fiscal year ended October 31, 2010, the Valuation Committee increased the fair value of the Company’s investments in Dakota Growers common stock by approximately $3.4 million and preferred stock by approximately $3.6 million, Octagon equity interest by $1.5 million, Summit common stock by $22.0 million, Velocitius equity interest by $1.7 million, PreVisor common stock by $3.4 million, U.S. Gas preferred stock by $17.8 million, Vestal common stock by $600,000 and LHD Europe series A common stock by approximately $166,000 and series B common Stock by approximately $58,000. In addition, increases in the cost basis and fair value of the loans to GDC, Custom Alloy, SP, Marine, Turf, BP, Summit, and U.S. Gas and the Marine and Vitality preferred stock were due to the capitalization of PIK interest/dividends totaling $5,561,308. The Valuation Committee also increased the fair value of the Ohio Medical preferred stock by approximately $6.8 million due to PIK distributions which were treated as a return of capital. Also, during the fiscal year ended October 31, 2010, the undistributed allocation of flow through income from the Company’s equity investment in Octagon increased the cost basis and fair value of this investment by approximately $298,000. The Valuation Committee also decreased the fair value of the Company’s investments in Amersham second lien notes by $2.4 million, BP second lien loan by $14.1 million, Ohio Medical common stock by $8.6 million, SGDA preferred equity interest by approximately $2.4 million, MVC Automotive equity interest by $2.4 million, Security Holdings equity interest by approximately $6.4 million, SGDA Europe equity interest by approximately $4.1 million, Harmony Pharmacy demand notes and revolving credit facility by a net amount of $6.4 million, Turf equity interest by $500,000, GDC senior subordinated loan by approximately $3.2 million and Vendio preferred stock by approximately $1.9 million and common stock by $5,500 during the fiscal year ended October 31, 2010. The net decrease of $6.4 million in Harmony Pharmacy was a result of the Valuation Committee determination to decrease the value of the unsecured demand notes by $7.5 million and ascribed value of $1.1 million to the capitalized PIK interest on the revolving credit facility which had no previous value. The Valuation Committee also determined not to increase the fair values of the Harmony Pharmacy revolving credit facility, Amersham loan, BP second lien loan and GDC senior subordinated loan for the accrued PIK interest totaling approximately $732,000.

At October 31, 2010, the fair value of all portfolio investments, exclusive of short-term securities, was $433.9 million with a cost basis of $375.6 million. At October 31, 2010, the fair value and cost basis of portfolio investments of the Legacy Investments was $10.8 million and $42.3 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $423.1 million and $333.3 million, respectively. At October 31, 2009, the fair value of all portfolio investments, exclusive of short-term securities, was $502.8 million, with a cost basis of $422.8 million. At October 31, 2009, the fair value and cost basis of the Legacy Investments was $15.3 million and $48.9 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $487.5 million and $373.9 million, respectively.

8. Commitments and Contingencies

Commitments of the Company:

At July 31, 2012, the Company’s existing commitments to portfolio companies consisted of the following:

Portfolio Company	Amount Committed	Amount Funded at July 31, 2012
Turf	$1.0 million	$1.0 million
MVC Partners/MVCFS	$20.1 million	$8.2 million
Total	$21.1 million	$9.2 million

Guarantees:

As of July 31, 2012, the Company had the following commitments to guarantee various loans and mortgages:

Guarantee	Amount Committed	Amount Funded at July 31, 2012
MVC Automotive	$4.9 million	-
Tekers	$215,000	-
Ohio Medical	$20.5 million	-
Total	$25.6 million	-

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies.  At July 31, 2012, the Valuation Committee estimated the fair values of the guarantee obligations noted above to be $700,000.

These guarantees are further described below, together with the Company's other commitments.

On June 30, 2005, the Company pledged its common stock of Ohio Medical to Guggenheim to collateralize a loan made by Guggenheim to Ohio Medical.

On July 19, 2007, the Company agreed to guarantee a 1.4 million Euro mortgage for Tekers.  The guarantee had a commitment of approximately 175,000 euros at July 31, 2012, equivalent to approximately $215,000.

On January 15, 2008, the Company agreed to guarantee a 6.5 million Euro mortgage for MVC Automotive.  The guarantee had a commitment of approximately 5.9 million euros at October 31, 2011, equivalent to approximately $8.2 million.  On July 31, 2012, the mortgage that was guaranteed was repaid by MVC Automotive, resulting in the release of the guarantee.  As of July 31, 2012, the guarantee was no longer a commitment of the Company.

On January 16, 2008, the Company agreed to support a 4.0 million Euro mortgage for a Ford dealership owned and operated by MVC Automotive (equivalent to approximately $4.9 million at July 31, 2012) through making financing available to the dealership and agreeing under certain circumstances not to reduce its equity stake in MVC Automotive.  The Company has consistently reported the amount of the guarantee as 4.0 million Euro.  The Company and MVC Automotive continue to view this amount as the full amount of our commitment. Erste Bank, the bank extending the mortgage to MVC Automotive, believes, based on a different methodology, that the balance of the guarantee as of July 31, 2012 is approximately 6.9 million Euro (equivalent to approximately $8.4 million).  The Company and MVC Automotive are working to resolve this discrepancy.

On July 31, 2008, the Company extended a $1.0 million loan to Turf in the form of a secured junior revolving note.  The note bears annual interest at 6.0% and expires on January 31, 2014.  On July 31, 2008, Turf borrowed $1.0 million from the secured junior revolving note.  At October 31, 2011 and July 31, 2012, the outstanding balance of the secured junior revolving note was $1.0 million.

On March 31, 2010, the Company pledged its Series I and Series J preferred stock of U.S. Gas to Macquarie Energy, LLC ("Macquarie Energy") as collateral for Macquarie Energy's trade supply credit facility to U.S. Gas.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as GP.  The PE Fund closed on approximately $104 million of capital commitments.  As of July 31, 2012, $8.2 million of the Company’s commitment was contributed.

On April 26, 2011, the Company agreed to collateralize a 5.0 million Euro letter of credit from JPMorgan Chase Bank, N.A., which is classified as restricted cash on the Company’s consolidated balance sheet.  This letter of credit is being used as collateral for a project guarantee by AB DnB NORD bankas to Security Holdings.

On November 30, 2011, as part of Ohio Medical’s refinancing of their debt, the Company agreed to guarantee a series B preferred stock tranche of equity, with a 12% coupon for the first 18 months it is outstanding.  After that initial period, the rate increases by 400bps to 16% for the next 6 months and increases by 50 bps (.5%) each 6 month period thereafter.  As of July 31, 2012, the amount guaranteed was approximately $20.5 million and the guarantee obligation was fair valued at $700,000 by the Valuation Committee.

Commitments of the Company

Effective November 1, 2006, under the terms of the Investment Advisory and Management Agreement with TTG Advisers, which has since been amended and restated (the "Advisory Agreement") and described in Note 9 of the consolidated financial statements, "Management", TTG Advisers is responsible for providing office space to the Company and for the costs associated with providing such office space.  The Company's offices continue to be located on the second floor of 287 Bowman Avenue, Purchase, New York 10577.

On April 27, 2006, the Company and MVCFS, as co-borrowers, entered into a four-year, $100 million credit facility (the "Credit Facility"), consisting of $50.0 million in term debt and $50.0 million in revolving credit, with Guggenheim as administrative agent for the lenders.  On April 13, 2010, the Company renewed the Credit Facility for three years.  The Credit Facility now only consists of a $50.0 million term loan, which will expire on April 27, 2013, at which time the outstanding amount under the Credit Facility will be due and payable.  As of July 31, 2012, there was $50.0 million outstanding on the Credit Facility.  The proceeds from borrowings made under the Credit Facility are used to fund new and existing portfolio investments and for general corporate purposes.  Borrowings under the Credit Facility will bear interest, at the Company's option, at a floating rate equal to either (i) the LIBOR rate with a 1.25% LIBOR floor (for one, two, three or six months), plus a spread of 4.5% per annum, or (ii) the Prime rate in effect from time to time, plus a spread of 3.50% per annum.  The Company paid a closing fee, legal and other costs associated with obtaining and renewing the Credit Facility.  These costs are being amortized evenly over the life of the facility.  The prepaid expenses on the consolidated balance sheet include the unamortized portion of these costs.  Borrowings under the Credit Facility are secured, by among other things, cash, cash equivalents, debt investments, accounts receivable, equipment, instruments, general intangibles, the capital stock of MVCFS, and any proceeds from all the aforementioned items, as well as all other property except for equity investments made by the Company.  The Credit Facility includes standard financial covenants including limitations on total assets to debt, debt to equity, interest coverage and eligible debt ratios.

At July 31, 2012, the carrying amount of our Credit Facility approximates the fair value of our Credit Facility, which was $50.0 million. The fair value of our debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of our Credit Facility is estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any.

The Company enters into contracts with portfolio companies and other parties that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to indemnifications to be remote.

9. Management

On November 6, 2003, Michael Tokarz assumed his positions as Chairman, Portfolio Manager and Director of the Company. From November 6, 2003 to October 31, 2006, the Company was internally managed.  Effective November 1, 2006, Mr. Tokarz's employment agreement with the Company terminated and the obligations under Mr. Tokarz's agreement were superseded by those under the Advisory Agreement entered into with TTG Advisers.  Under the terms of the Advisory Agreement, the Company pays TTG Advisers a base management fee and an incentive fee for its provision of investment advisory and management services.

Our Board of Directors, including all of the directors who are not "interested persons," as defined under the 1940 Act, of the Company (the "Independent Directors"), last approved a renewal of the Advisory Agreement at their in-person meeting held on October 25, 2011.

Under the terms of the Advisory Agreement, TTG Advisers determines, consistent with the Company's investment strategy, the composition of the Company's portfolio, the nature and timing of the changes to the Company's portfolio and the manner of implementing such changes.  TTG Advisers also identifies and negotiates the structure of the Company's investments (including performing due diligence on prospective portfolio companies), closes and monitors the Company's investments, determines the securities and other assets purchased, retains or sells and oversees the administration, recordkeeping and compliance functions of the Company and/or third parties performing such functions for the Company.  TTG Advisers' services under the Advisory Agreement are not exclusive, and it may furnish similar services to other entities.  Pursuant to the Advisory Agreement, the Company is required to pay TTG Advisers a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.  The base management fee is calculated at 2.0% per annum of the Company's total assets excluding cash, the value of any investment in a Third-Party Vehicle covered by a Separate Agreement (as defined in the Advisory Agreement) and the value of any investment by the Company not made in portfolio companies ("Non-Eligible Assets") but including assets purchased with borrowed funds that are not Non-Eligible Assets.  The incentive fee consists of two parts: (i) one part is based on our pre-incentive fee net operating income; and (ii) the other part is based on the capital gains realized on our portfolio of securities acquired after November 1, 2003.

The Advisory Agreement provides for an expense cap pursuant to which TTG Advisers will absorb or reimburse operating expenses of the Company, to the extent necessary to limit the Company's expense ratio (the consolidated expenses of the Company, including any amounts payable to TTG Advisers under the base management fee, but excluding the amount of any interest and other direct borrowing costs, taxes, incentive compensation and extraordinary expenses taken as a percentage of the Company's average net assets) to 3.5% in each of the 2009 and 2010 fiscal years.  For more information, please see Note 10.

On October 26, 2010 and October 25, 2011, TTG Advisers and the Company entered into an agreement to extend the expense cap of 3.5% to the 2011 and 2012 fiscal years, respectively (“Expense Limitation Agreement”).  The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund will be excluded from the calculation of the Company's expense ratio under the Expense Limitation Agreement.  In addition, for fiscal years 2010, 2011 and 2012, TTG Advisers has voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement (the "Voluntary Waiver").  TTG Advisers has also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds or the Octagon Fund would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund.  The PE Fund has closed on approximately $104 million of capital commitments.  The Company's Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company's ability to make additional investments that represent more than 5% of its total assets or more than 10% of the outstanding voting securities of the issuer ("Non-Diversified Investments") through the PE Fund. As previously disclosed, the Company is currently restricted from making Non-Diversified Investments.  For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund.  Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund.  In exchange for providing those services, and pursuant to the Board of Directors' authorization and direction, TTG Advisers is entitled to receive the balance of the fees generated by the PE Fund and its portfolio companies and a portion of any carried interest generated by the PE Fund.  Given this separate arrangement with the GP and the PE Fund (the "PM Agreement"), under the terms of the Company's Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund.

Management and portfolio fees (e.g., closing or monitoring fees) generated by the PE Fund (including its portfolio companies) that are paid to the GP are classified on the consolidated statements of operations as Management fee income - Asset Management and Portfolio fee income - Asset Management, respectively.  The portion of such fees that the GP pays to TTG Advisers (in accordance with its PM Agreement described above) are classified on the consolidated statements of operations as Management fee - Asset Management and Portfolio fees - Asset Management.  Under the PE Fund's agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

10. Incentive Compensation

At October 31, 2011, the provision for estimated incentive compensation was approximately $23.9 million.  During the nine month period ended July 31, 2012, this provision for incentive compensation was decreased by a net amount of approximately $6.8 million to approximately $17.1 million.  The net decrease in the provision for incentive compensation during the nine month period ended July 31, 2012 reflects the Valuation Committee’s determination to decrease the fair values of eleven of the Company’s portfolio investments (BP, HH&B, MVC Automotive, Security Holdings, SGDA Europe, NPWT, Tekers, Velocitius, BPC, Turf and Ohio Medical) by a total of $25.8 million and the dividend distribution of $12.0 million received from Summit.  The net decrease in the provision also reflects the Valuation Committee’s determination to increase the fair values of three of the Company’s portfolio investments (Octagon Fund, Vestal and RuMe) by a total of approximately $3.0 million and the escrow receivable related to Vitality by $130,000.  For the nine month period ended July 31, 2012, a provision of approximately $2.3 million was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income exceeded the hurdle rate for the quarter ended April 30, 2012.  TTG Advisers voluntarily agreed to waive the income-related incentive fee payment of approximately $2.3 million that the Company would otherwise be obligated to pay to TTG Advisers under the Advisory Agreement.

At October 31, 2010, the provision for estimated incentive compensation was approximately $22.0 million.  During the fiscal year ended October 31, 2011, this provision for incentive compensation was increased by a net amount of approximately $1.9 million to approximately $23.9 million.  The increase in the provision for incentive compensation during the fiscal year ended October 31, 2011 reflects both increases and decreases by the Valuation Committee in the fair values of certain portfolio companies.  The provision also reflects the sale of the SPDR Barclays Capital High Yield Bond Fund and the iShares S&P U.S. Preferred Stock Index Fund for a realized gain of approximately $106,000, a realized gain of approximately $55,000 from the Octagon Fund, a realized gain of approximately 317,000 from LHD Europe and a realized loss from the sale of HuaMei of $2.0 million.  Specifically, it reflects the Valuation Committee’s determination to increase the fair values of six of the Company’s portfolio investments (Summit, SHL Group Limited, Security Holdings, Total Safety, U.S. Gas, and Velocitius) by a total of approximately $39.7 million.  The Valuation Committee also increased the fair value of the Ohio Medical preferred stock by approximately $1.9 million due to PIK distributions, which were treated as a return of capital.  The net increase in the provision also reflects the Valuation Committee’s determination to decrease the fair values of eleven of the Company’s portfolio investments (BP, Ohio Medical common and preferred stock, MVC Automotive, HuaMei, Tekers, Octagon Fund, NPWT, SGDA Europe, Vestal and HH&B) by a total of $32.1 million.  During the fiscal year ended October 31, 2011, there was no provision recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income did not exceed the hurdle rate.

11. Tax Matters

At October 31, 2011, the Company had a net capital loss carryforward of $26,263,731, all of which will expire in the year 2019.  To the extent future capital gains are offset by capital loss carryforwards, such gains need not be distributed.  The Company had approximately $19.5 million in unrealized losses associated with Legacy Investments as of July 31, 2012.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet a "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. During the nine month period ended July 31, 2012, the Company did not incur any interest or penalties.  Although we file federal and state tax returns, our major tax jurisdiction is federal for the Company and MVCFS.  The 2008, 2009, 2010 and 2011 federal tax years for the Company and for MVCFS remain subject to examination by the IRS.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.   One of the more prominent changes addresses capital loss carryforwards.  Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either  short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

12. Dividends and Distributions to Shareholders and Share Repurchase Program

As a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Company is required to distribute to its shareholders, in a timely manner, at least 90% of its investment company taxable and tax-exempt income each year. If the Company distributes, in a calendar year, at least 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the 12-month period ending on October 31 of such calendar year (as well as any portion of the respective 2% balances not distributed in the previous year), it will not be subject to the 4% non-deductible federal excise tax on certain undistributed income of RICs.

Dividends and capital gain distributions, if any, are recorded on the ex-dividend date.  Dividends and capital gain distributions are generally declared and paid quarterly according to the Company's policy established on July 11, 2005. An additional distribution may be paid by the Company to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Distributions can be made payable by the Company either in the form of a cash distribution or a stock dividend.  The amount and character of income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Company, differing treatments of expenses paid by the Company, timing differences and differing characterizations of distributions made by the Company.  Key examples of the primary differences in expenses paid are the accounting treatment of MVCFS (which is consolidated for GAAP purposes, but not income tax purposes) and the variation in treatment of incentive compensation expense.  Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications and may affect the allocation between net operating income, net realized gain (loss) and paid-in capital.

All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the "Plan"). All such shareholders will have any cash dividends and distributions automatically reinvested by Computershare Ltd. (“the Plan Agent”) in shares of our common stock. Of course, any shareholder may elect to receive his or her dividends and distributions in cash. Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent, broker or other entity that holds the shares.

For the Quarter Ended January 31, 2012

On December 16, 2011, the Company's Board of Directors declared a dividend of $0.12 per share.  The dividend was payable on January 6, 2012 to shareholders of record on December 30, 2011. The total distribution amounted to $2,870,038.

During the quarter ended January 31, 2012, as part of the Company's dividend reinvestment plan for our common stockholders, the Plan Agent purchased 1,108 shares of our common stock at an average price of $11.98, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

For the Quarter Ended April 30, 2012

On April 13, 2012, the Company's Board of Directors declared a dividend of $0.12 per share.  The dividend was payable on April 30, 2012 to shareholders of record on April 23, 2012. The total distribution amounted to $2,870,038.

During the quarter ended April 30, 2012, as part of the Company's dividend reinvestment plan for our common stockholders, the Plan Agent purchased 648 shares of our common stock at an average price of $12.95, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

For the Quarter Ended July 31, 2012

On July 13, 2012, the Company's Board of Directors declared a dividend of $0.12 per share.  The dividend was payable on July 31, 2012 to shareholders of record on July 24, 2012. The total distribution amounted to $2,870,038.

During the quarter ended July 31, 2012, as part of the Company's dividend reinvestment plan for our common stockholders, the Plan Agent purchased 671 shares of our common stock at an average price of $12.55, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

Share Repurchase Program

On April 23, 2010, the Company's Board of Directors approved a share repurchase program authorizing up to $5.0 million for share repurchases.  The share repurchase program was substantially completed during the quarter ended April 30, 2011.  Under the program, 380,105 shares were repurchased at an average price of $13.06, including commission, with a total cost of approximately $5.0 million.  The Company's net asset value per share was increased by approximately $0.07 as a result of the share repurchases.

On July 19, 2011, the Company's Board of Directors approved another share repurchase program authorizing up to $5.0 million for additional share repurchases.  No shares were repurchased under this new repurchase program as of July 31, 2012.  Implementation of the program as well as the timing thereof depends on a variety of factors, including the availability of capital, the Company’s current share price and the ability to conduct the offer under the Credit Facility.

13. Segment Data

The Company’s reportable segments are its investing operations as a business development company, MVC Capital, Inc. and the wholly-owned subsidiaries MVC Financial Services, Inc. and MVC Cayman.

The following table presents book basis segment data for the nine month period ended July 31, 2012:

	MVC	MVCFS	Consolidated

Interest and dividend income	$20,064,487	$77	$20,064,564
Fee income	-	1,445,004	1,445,004
Fee income - asset management	-	1,973,341	1,973,341
Other income	255,874	-	255,874
Total operating income	20,320,361	3,418,422	23,738,783

Total operating expenses	2,097,894	6,607,050	8,704,944
Less: Waivers by Adviser	(2,475,718)	(40,699)	(2,516,417)
Total net operating expenses	(377,824)	6,566,351	6,188,527

Net operating income (loss) before taxes	20,698,185	(3,147,929)	17,550,256
Tax expense	-	1,646	1,646
Net operating income (loss)	20,698,185	(3,149,575)	17,548,610
Net realized (loss) gain on investments	(25,130,540)	1,022	(25,129,518)
Net change in unrealized depreciation on investments	(10,506,407)	(11,148)	(10,517,555)
Net decrease in net assets resulting from operations	(14,938,762)	(3,159,701)	(18,098,463)

14. Subsequent Events

On August 9, 2012, the Company sold its common shares of SHL Group Limited and received gross proceeds of approximately $15.3 million, resulting in a realized gain of approximately $9.3 million.  The $15.3 million in proceeds includes all transaction expenses and approximately $225,000 which will be held in escrow.

On October 15, 2012, the Company received a $2.4 million dividend from one of its portfolio companies, U.S. Gas & Electric, Inc.

On October 15, 2012, the Company declared a dividend of 13.5 cents per share, or approximately $3.2 million to be distributed to shareholders for the fourth quarter of 2012. The dividend was paid on October 31, 2012 to shareholders of record on October 25, 2012 and represents a 12.5% increase over the prior quarterly dividend.

Schedule 12-14
MVC Capital, Inc. and Subsidiaries
Schedule of Invesments in and Advances to Affiliaties

Portfolio Company		Amount of Interest or Dividends Credited to		October 31, 2010	Gross Additions	Gross Reductions	October 31, 2011
	Investment (1)	Income (5)	Other (2)	Fair Value	(3)	(4)	Fair Value
Companies More than 25% owned

MVC Automotive Group	Common Stock	-	-	44,100,000	-	(1,650,000)	42,450,000
(Automotive Dealership)	Bridge Loan	364,355	-	3,643,557	-	-	3,643,557

MVC Partners, LLC	Common Equity Interest	-	-	1,133,729	-	-	1,133,729
(Private Equity Firm)

Ohio Medical Corporation	Common Stock	-	-	500,000	-	(500,000)	-
(Medical Device Manufacturer)	Preferred Stock	-	-	46,806,540	1,872,262	(9,178,802)	39,500,000

SIA Tekers Invest	Common Stock	-	-	3,790,000	-	(2,265,000)	1,525,000
(Port Facilities)

Summit Research Labs, Inc.	Loan	1,519,613	-	10,299,834	755,255	-	11,055,089
(Specialty Chemical)	Preferred Stock	-	-	60,000,000	14,500,000	-	74,500,000

Turf Products, LLC	Loan	1,091,662	-	8,395,261	-	-	8,395,261
(Distributor - Landscaping & Irrigation Equipment)	LLC Interest	-	-	2,721,794	-	-	2,721,794
	Revolver	60,000	-	1,000,000	-	-	1,000,000
	Warrant	-	-	-	-	-	-

Velocitius B.V.	Common Equity Interest	-	-	24,900,000	200,000	-	25,100,000
(Renewable Energy)

Vestal Manufacturing Enterprises, Inc.	Loan	73,000	-	600,000	-	-	600,000
(Iron Foundries)	Common Stock	-	-	2,200,000	-	(745,000)	1,455,000

Total companies more than 25% owned		$3,108,630					$213,079,430

Companies More than 5% owned, but less than 25%

Centile Holding B.V.	Common Stock	-	-	-	3,001,376	-	3,001,376
(Software)

Custom Alloy Corporation	Loan	1,990,009	-	13,570,193	989,043	-	14,559,236
(Manufacturer of Tubular Goods for the Energy Industry)	Preferred Stock	-	-	44,000	-	-	44,000
	Preferred Stock	-	-	9,956,000	-	-	9,956,000

Harmony Health & Beauty, Inc.	Common Stock	-	-	-	6,700,000	(5,700,000)	1,000,000
(Healthcare - Retail)

Harmony Pharmacy & Health Center, Inc.	Revolver	-	-	5,100,000	-	(5,100,000)	-
(Healthcare - Retail)	Demand Note	-	-	-	-	-	-
	Demand Note	-	-	-	-	-	-
	Demand Note	-	-	-	-	-	-
	Demand Note	-	-	-	-	-	-
	Demand Note	-	-	-	-	-	-
	Demand Note	-	-	600,000	-	(600,000)	-
	Common Stock	-	-	-	-	-	-

JSC Tekers Holdings	Common Stock	-	-	-	4,500	-	4,500
(Automotive Dealerships)	Loan	159,111	-	-	4,000,000	-	4,000,000

HuaMei Capital Company, Inc.	Common Stock	-	-	1,525,000	-	(1,525,000)	-
(Financial Services)

LHD Europe Holdings, Inc.	Common Stock	-	-	332,144	-	(332,144)	-
(Non-Alcoholic Beverages)	Convertible Common Stock	-	-	117,856	-	(117,856)	-

Marine Exhibition Corporation	Loan	1,337,783	-	11,927,605	480,583	(450,000)	11,958,188
(Theme Park)	Preferred Stock*	445,537	-	2,794,514	230,358	-	3,024,872

Octagon Credit Investors, LLC	LLC Interest	125,864	-	4,542,141	791,516	-	5,333,657
(Financial Services)	Revolver	2,997	-	-	1,500,000	(1,500,000)	-

Previsor, Inc.	Common Stock	-	-	10,400,000	-	(10,400,000)	-
(Human Capital Management)

RuMe Inc.	Common Stock	-	-	-	160,000	-	160,000
(Consumer Products)	Preferred Stock	-	-	-	999,815	-	999,815

Security Holdings, B.V.	Common Equity Interest	-	-	5,300,000	32,868,600	(4,968,600)	33,200,000
(Technology Services)

SGDA Europe B.V.	Common Equity Interest	-	-	12,100,000	2,696,047	(4,296,047)	10,500,000
(Soil Remediation)	Loan	140,670	-	1,500,000	-	(1,500,000)	-

U.S. Gas & Electric, Inc.	Loan	1,268,405	-	8,692,789	451,059	-	9,143,848
(Energy Services)	Preferred Stock	-	-	76,127,069	2,388,680	-	78,515,749
	Preferred Stock	-	-	2,476,902	74,956	-	2,551,858

Total companies more than 5% owned, but less than 25%		$5,470,376					$187,953,099

This schedule should be read in conjunction with the Company's consolidated statements as of and for the year ended October 31, 2011, including the consolidated schedule of investments.

(1) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.  The principal amount for loans and debt securities and the number of shares of common and preferred stock are shown in the consolidated schedule of investments as of October 31, 2011.

(2)  Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment.  These reductions are also included in the Gross Reductions for the investment, as applicable.

(3) Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)  Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities.  Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5) Represents the total amount of interest or dividends credited to income for a portion of the year an investment was included in the companies more than 25% owned.

* All or a portion of the dividend income on this investment was or will be paid in the form of additional securities or by increasing the liquidation preference. Dividends paid-in-kind are also included in the Gross Additions for the investment, as applicable.

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements.

The following financial statements of MVC Capital, Inc. (the "Company" or the "Registrant") are included in this registration statement in "Part A: Information Required in a Prospectus":

Consolidated Balance Sheets —July 31, 2012 (unaudited), October 31, 2011 and October 31, 2010	F-2
Consolidated Schedules of Investments — July 31, 2012 (unaudited) and October 31, 2011	F-3
Consolidated Statements of Operations — For the Periods ended July 31, 2012 and July 31, 2011 (unaudited) and for the Years Ended October 31, 2011, 2010 and 2009	F-7
Consolidated Statements of Cash Flows — For the Periods ended July 31, 2012 and July 31, 2011 (unaudited) and for the Years Ended October 31, 2011, 2010 and 2009	F-8
Consolidated Statements of Changes in Net Assets — For the Periods ended July 31, 2012 and July 31, 2011 (unaudited) and for the Years Ended October 31, 2011, 2010 and 2009	F-10
Consolidated Selected Per Share Data and Ratios — For the Periods ended July 31, 2012 and July 31, 2011 (unaudited) and for the Years Ended October 31, 2011, 2010 and 2009	F-11
Notes to Consolidated Financial Statements	F-12
Report of Independent Registered Accounting Firm	F-
Schedule 12-14	F-38

2.	Exhibits.

Exhibit Number	Description
a.1
Certificate of Incorporation. (Previously filed as Exhibit 99.a filed with the Registrant's Pre-Effective Amendment No. 5 to Registration Statement on Form N-2 (File No. 333-92287) filed on March 28, 2000).

a.2
Certificate of Amendment of Certificate of Incorporation. (Previously filed as Exhibit 99.a.2 filed with the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-119625) filed on November 23, 2004).

b.
Fifth Amended and Restated Bylaws (Previously filed as Exhibit 99.b filed with the Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333- 125953) filed on August 29, 2005).

c.	Not applicable.
d.	Form of Share Certificate. ((Previously filed as Exhibit 99.d filed with Registrant's Registration Statement on Form N-2/A (File No. 333-119625) filed on November 23, 2004).
e.	Dividend Reinvestment Plan, as amended. (Previously filed as Exhibit 99.e filed with Registrant's Registration Statement on Form N-2/A (File No. 333-119625) filed on November 23, 2004).
f.	Not applicable.
g.
Amended and Restated Investment Advisory and Management Agreement between the Registrant and The Tokarz Group Advisers LLC.  (Previously filed as Exhibit 10.1 filed with Registrant's Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

h.	Not applicable.
i.	Not applicable.
j.1
Form of Custody Agreement between Registrant and U.S. Bank National Association. (Previously filed as Exhibit 99.j.1 filed with Registrant's Registration Statement on Form N-2/A (File No. 333-119625) filed on November 23, 2004).

j.2
Form of Amendment to Custody Agreement between Registrant and U.S. Bank National Association. (Previously filed as Exhibit 99.j.2 filed with Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-119625) filed on February 21, 2006).

j.3
Form of Amendment to Custody Agreement between Registrant and U.S. Bank National Association. (Incorporated by reference to Exhibit 10.4 filed with Registrant's Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

j.4
Form of Amendment to Custody Agreement between Registrant and U.S. Bank National Association. (Incorporated by reference to Exhibit 10.3 filed with Registrant's Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 11, 2012).

k.1
Form of Transfer Agency Letter Agreement with Registrant and EquiServe Trust Company, N.A. (Previously filed as Exhibit 99.k.2 filed with Registrant's Registration Statement on Form N-2/A (File No. 333-119625) filed on November 23, 2004).

k.2
Form of Fee and Service Schedule Amendment to Transfer Agency Agreement with Registrant and Computershare Trust Company, N.A. (Incorporated by reference to Exhibit 10.1 filed with Registrant's Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 8, 2009)

k.3
Form of Fee and Service Schedule Amendment to Transfer Agency Agreement with Registrant and Computershare Trust Company, N.A. (Incorporated by reference to Exhibit 10.1 filed with Registrant's Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 10, 2012)

k.4
Form of Fund Administration Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Previously filed as Exhibit 99.k.6 filed with Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-119625) filed on February 21, 2006).

k.5
Form of Fund Accounting Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Previously filed as Exhibit 99.k.7 filed with Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-119625) filed on February 21, 2006).

k.6
Form of First Amendment to Fund Administration Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Previously filed as Exhibit 10.2 with Registrant's Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

k.7
Form of Second Amendment to Fund Administration Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Previously filed as Exhibit 10.2 with Registrant's Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 11, 2012).

k.8
Form of First Amendment to Fund Accounting Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Previously filed as Exhibit 10.3 with Registrant's Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

k.9
Form of Second Amendment to Fund Accounting Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Previously filed as Exhibit 10.2 with Registrant's Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

k.10
Form of Credit Agreement with Registrant and Guggenheim Corporate Funding, LLC et al. (Previously filed as Exhibit 10  with Registrant's Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 9, 2006).

k.11
Form of Amendments to Credit Agreement with Registrant and Guggenheim Corporate Funding, LLC et al. (Previously filed as Exhibit 10  filed with Registrant's Annual Report on Form 10-K (File No. 814-00201) filed on December 29, 2008).

k.12
Form of Amendments to Credit Agreement with Registrant and Guggenheim Corporate Funding, LLC et al. (Previously filed as Exhibit 10  filed with Registrant's Annual Report on Form 10-K (File No. 814-00201) filed on December 21, 2010).

k.13
Form of Custody Agreement between Registrant and JP Morgan Chase Bank, N.A. (Previously filed as Exhibit 10 filed with Registrant's Annual Report on Form 10-K (File No. 814-00201) filed on December 21, 2010).

k.14	Power of attorney, filed herewith.
l.	Opinion of Schulte Roth & Zabel LLP, counsel to the Company, to be filed by amendment.
m.	Not applicable.
n.1	Consent of [ ], to be filed by amendment.
n.2	Opinion of [ ], regarding "Senior Securities" table, to be filed by amendment.
o.	Not applicable.
p.	Not applicable.
q.	Not applicable.
r.
Joint Code of Ethics of the Registrant and The Tokarz Group Advisers LLC. (Previously filed as Exhibit 99.r filed with Registrant's Post-Effective Amendment No. 2 to Registration Statement on Form N-2 (File No. 333-125953) filed on November 29, 2006).

Item 26. Marketing Arrangements

The information contained under the heading "Plan of Distribution" in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

Item 27. Other Expenses of Issuance and Distribution*

Commission registration fee	$
FINRA filing fee	$
Printing and engraving	$
Accounting fees and expenses	$
Legal fees and expenses	$
Total	$	**

*	To be filed by amendment.

**	Figures are estimates.

Item 28. Persons Controlled by or Under Common Control with Registrant

Direct Subsidiaries

Set forth below is the name of our subsidiary, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

MVC Financial Services, Inc. (Delaware) 100%

Our subsidiary is consolidated for financial reporting purposes.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock at            , 2012.

Title of Class	Number of Record Holders
Common stock, $.01 par value

Item 30. Indemnification

The Certificate of Incorporation of the Registrant provides that its directors and officers shall, and its agents in the discretion of the Board may be indemnified to the fullest extent permitted from time to time by the laws of Delaware, provided, however, that such indemnification is limited by the Investment Company Act of 1940 or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The Registrant's Fifth Amended and Restated Bylaws, however, provide that the Registrant may not indemnify any director or officer against liability to the Registrant or its security holders to which he or she might otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the investment adviser, The Tokarz Group Advisers LLC (the "Adviser") and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "The Company — TTG Advisers." Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-67221), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

We maintain at our principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

We hereby undertake:

(1)
to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement or (b) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)	Not applicable.

(3)	Not applicable.

(4)	(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5)
that, for the purpose of determining any liability under the Securities Act, (i) the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and (ii) each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Westchester, in the State of New York, on this day, the 7th day of November, 2012.

MVC Capital, Inc.

By:	/s/ Michael T. Tokarz
Michael T. Tokarz
Director and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on November 7, 2012.

SIGNATURE	TITLE

/s/ Michael T. Tokarz	Director and Chairman of the Board
Michael T. Tokarz

*	Director
Emilio A. Dominianni

*	Director
Phillip Goldstein

*	Director
Gerald Hellerman

*	Director
Warren Holtsberg

*	Director
Robert C. Knapp

*	Director
William Taylor

/s/ Peter Seidenberg	Principal Financial Officer and Attorney-in-Fact
Peter Seidenberg

*	Signed by Peter Seidenberg pursuant to a power of attorney signed by each individual and filed with this Registration Statement on November 7, 2012.